Dreyfus Premier State
 Municipal Bond Fund,
 Connecticut Series



 ANNUAL REPORT April 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    Dreyfus Premier State  Municipal Bond Fund,
                                                             Connecticut Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, Connecticut Series, covering the 12-month period from May 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, an energy crisis in California and the first calendar quarter of U.S. economic contraction in about 10 years. Municipal bonds generally benefited from some of these events and were hurt by others. Many investors who attempted to profit from the market's short-term gyrations found that the market moved faster than they could.

Indeed, as many professionals can attest, the municipal bond market's direction becomes clearer only when viewed from a perspective measured in years, not weeks or months. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Connecticut Series, perform relative to its benchmark?

For the 12-month period ended April 30, 2002, the fund achieved a total return of 6.16% for Class A shares, 5.61% for Class B shares and 5.36% for Class C shares.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  7.00%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper Connecticut Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 6.30% .(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

During much of the reporting period, the fund benefited from price appreciation as interest rates fell. However, market weakness late in the reporting period and the lingering effects of the September 11 terrorist attacks offset some of those earlier gains and caused the fund to underperform its Lipper category average.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Connecticut state income tax without undue risk. To achieve this objective, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the municipal bond market. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to potentially provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer and any provisions for early redemption.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the portfolio's average duration -- a measure of sensitivity to changing interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of potentially higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy had already weakened considerably, with reduced capital spending and rising unemployment driving the downturn. These conditions were worsened by the September 11 terrorist attacks. In this environment, the Federal Reserve Board (the "Fed") aggressively reduced short-term interest rates, which fell to their lowest level in 40 years.

As interest rates and bond yields declined, municipal bond prices generally rose. In addition, bond prices moved higher as demand for high quality investments  surged  from  investors  seeking  an  investment  alternative  to a
declining    stock    market.

During most of 2001, when interest rates were falling, we locked in existing yields for as long as practical by maintaining the fund's weighted average maturity at a point that was modestly longer than that of its peer group. In early 2002, however, when it became apparent that the Fed's aggressive interest-rate cuts were probably finished, we reduced the fund's weighted average maturity to protect against potential price declines.

This change proved beneficial when the Fed suggested in March that an economic recovery was underway. Many investors interpreted these comments as a signal that the Fed's next move would be toward higher interest rates. While we do not anticipate rate hikes in the immediate future, these expectations were nonetheless factored into municipal bond prices, erasing a portion of the market's earlier gains.


Unfortunately, the fund's otherwise strong performance was hurt by its holdings of tax-exempt airline bonds, which suffered in the aftermath of the September 11 attacks. While these bonds have since rebounded, they have not yet reached pre-attack price levels. In the meantime, they continue to pay competitive levels of tax-exempt income.

What is the fund's current strategy?

As was the case for many states, Connecticut's tax revenues declined when the U.S. economy weakened, causing us to intensify our focus on credit quality. We also have sought to diversify the fund's holdings further by spreading assets among bonds issued by local government entities where revenues are derived from property taxes, not income taxes.

Nonetheless, because of conservative fiscal management and a strong residential tax base, we believe that Connecticut is poised to benefit more than many other states from a recovery of the U.S. economy. We have maintained the fund's relatively conservative positioning to protect against the possibility of a stronger economy and potentially higher interest rates later this year.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Connecticut Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES ON 4/30/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN CONNECTICUT MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CONNECTICUT MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/02

                                                       Inception                                                 From
                                                         Date        1 Year      5 Years       10 Years        Inception
-------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                      1.40%        4.74%       5.80%
WITHOUT SALES CHARGE                                                  6.16%        5.71%       6.29%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                 1/15/93       1.61%        4.84%         --             5.48% ((+)(+))

WITHOUT REDEMPTION                                      1/15/93       5.61%        5.17%         --             5.48% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))           8/15/95       4.36%        4.91%         --             5.11%
WITHOUT REDEMPTION                                      8/15/95       5.36%        4.91%         --             5.11%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))      THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS
           4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))    ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
            END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2002



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.0%                                                        Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--69.6%

Connecticut:

   5.25%, 3/1/2012 (Prerefunded 3/1/2007)                                                     3,000,000  (a)           3,281,880

   7.03%, 3/15/2012                                                                           5,000,000  (b,c)         5,493,200

   5%, 3/15/2012                                                                                 70,000                   73,452

   5.125%, 3/15/2013 (Prerefunded 3/15/2008)                                                     25,000  (a)              27,225

   5.25%, 3/1/2016                                                                            2,700,000                2,795,040

   Airport Revenue (Bradley International Airport):

      5.25%, 10/1/2013 (Insured; FGIC)                                                           30,000                   31,307

      7.751%, 10/1/2013                                                                       2,750,000  (b,c)         2,989,635

      5.25%, 10/1/2016 (Insured; FGIC)                                                           20,000                   20,426

      7.751%, 10/1/2016                                                                       2,225,000  (b,c)         2,319,718

   (Clean Water Fund) Revenue :

      5.25%, 7/15/2012                                                                           15,000                   16,076

      7.599%, 7/15/2012                                                                       4,850,000  (b,c)         5,545,927

      5.125%, 9/1/2014                                                                        3,050,000                3,204,635

   Special Tax Obligation Revenue

      (Transportation Infrastructure):

         5.50%, Series A, 11/1/2007 (Insured; FSA)                                            4,580,000                5,047,389

         5.50%, Series B, 11/1/2007 (Insured; FSA)                                            5,000,000                5,510,250

         7.125%, 6/1/2010                                                                     3,400,000                4,061,028

         6.75%, 6/1/2011 (Prerefunded 6/1/2003)                                               8,500,000  (a)           8,937,580

Connecticut Development Authority, Revenue:

  First Mortgage Gross:

    (Health Care Project, Church Homes Inc.)

         5.80%, 4/1/2021                                                                      3,000,000                2,718,600

      (Health Care Project, Elim Park Baptist Home)

         5.375%, 12/1/2018                                                                    2,300,000                2,143,301

   PCR (Connecticut Light and Power):

      5.85%, 9/1/2028                                                                        10,150,000               10,300,525

      5.95%, 9/1/2028                                                                         1,945,000                1,973,844

   Water Facilities (Bridgeport Hydraulic)

      6.15%, 4/1/2035 (Insured; AMBAC)                                                        2,750,000                2,909,253

Connecticut Health and Educational
   Facilities Authority, Revenue:

      (Danbury Hospital) 5.75%, 7/1/2029 (Insured; AMBAC)                                     3,000,000                3,146,670

      (Fairfield University) 5%, 7/1/2029 (Insured; MBIA)                                     3,000,000                2,949,450

      (Greenwich Academy) 5.75%, 3/1/2026 (Insured; FSA)                                      3,130,000                3,237,234

      (Hartford University):

         6.80%, 7/1/2022 (Prerefunded 7/1/2002)                                               8,500,000  (a)           8,740,295

         5.625%, 7/1/2026                                                                     4,200,000                4,399,710

      (Hospital for Special Care) 5.375%, 7/1/2017                                            4,430,000                4,226,353

      (Loomis Chaffee School Project):

         5.25%, 7/1/2021                                                                        900,000                  919,503

         5.50%, 7/1/2023                                                                      2,150,000                2,225,185


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Health and Educational
  Facilities Authority, Revenue (continued):

         6%, 7/1/2025 (Insured; MBIA)
            (Prerefunded 7/1/2004)                                                            1,000,000  (a)           1,090,200

         5.25%, 7/1/2031                                                                      3,000,000                2,993,100

      (Middlesex Hospital)

         6.25%, 7/1/2022 (Insured; MBIA)
            (Prerefunded 7/1/2002)                                                            1,500,000  (a)           1,541,685

      (New Britian General Hospital) 6.125%, 7/1/2014

         (Insured; AMBAC)                                                                     1,000,000                1,075,610

      (New Britain Memorial Hospital) 7.75%, 7/1/2022

         (Prerefunded 7/1/2002)                                                              10,000,000  (a)          10,303,300

      (Norwalk Hospital) 6.25%, 7/1/2022

         (Insured; MBIA) (Prerefunded 7/1/2002)                                               3,860,000  (a)           3,967,269

      (Quinnipiac College) 6%, 7/1/2013
         (Prerefunded 7/1/2003)                                                               4,100,000  (a)           4,364,368

      (Sacred Heart University):

         6.50%, 7/1/2016 (Prerefunded 7/1/2006)                                               1,465,000  (a)           1,684,428

         6.125%, 7/1/2017 (Prerefunded 7/1/2007)                                              1,000,000  (a)           1,143,130

         6.625%, 7/1/2026 (Prerefunded 7/1/2006)                                              2,720,000  (a)           3,140,594

      (Trinity College) 5.875%,
         7/1/2026 (Insured; MBIA)                                                             2,500,000                2,630,275

      (University of New Haven):

         6.625%, 7/1/2016                                                                     2,050,000                2,135,587

         6.70%, 7/1/2026                                                                      8,605,000                8,801,968

      (William W. Backus Hospital)
         5.75%, 7/1/2027

         (Insured; AMBAC)                                                                     2,500,000                2,590,300

      (Windham Community Memorial Hospital)
         6%, 7/1/2020                                                                         1,000,000                1,019,410

      (Yale, New Haven Hospital) 5.70%,
         7/1/2025 (Insured; MBIA)                                                             8,070,000                8,303,546

      (Yale University) 5.125%, 7/1/2027                                                      4,750,000  (d)           4,732,995

Connecticut Housing Finance Authority:

   5.75%,11/15/2021                                                                           4,000,000                4,073,280

   5.85%, 5/15/2031                                                                           7,370,000                7,500,007

   (Housing Mortgage Finance Program):

      6.125%, 5/15/2018 (Insured; MBIA)                                                       1,290,000                1,349,559

      6.75%, 11/15/2023                                                                       5,010,000                5,164,609

      5.45%, 11/15/2029                                                                       5,805,000                5,776,962

      6%, Subseries F-2, 11/15/2027                                                           4,585,000                4,717,002

      6%, Series G, 11/15/2027                                                                4,000,000                4,115,160

      5.85%, Subseries B-2, 11/15/2028                                                        9,135,000                9,341,268

      5.85%, Subseries C-2, 11/15/2028                                                        8,660,000                8,834,066

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Eastern Connecticut Resource Recovery Authority:

  Solid Waste Revenue

      8.959%, 1/1/2014                                                                        4,000,000  (b,c)         3,596,320

   (Wheelabrator Lisbon Project):

      5.50%, 1/1/2014                                                                            50,000                   47,477

      5.50%, 1/1/2020                                                                         7,000,000                6,379,730

Greenwich Housing Authority, MFHR (Greenwich Close):

   6.25%, 9/1/2017                                                                            2,840,000                2,812,111

   6.35%, 9/1/2027                                                                            1,800,000                1,756,872

Hartford Parking System, Revenue 6.50%, 7/1/2025                                              1,000,000                1,031,160

Sprague, Environmental Improvement Revenue

   (International Paper Co. Project) 5.70%, 10/1/2021                                         1,350,000                1,295,622

Stamford 6.60%, 1/15/2010                                                                     2,750,000                3,235,017

University of Connecticut:

   5.75%, 3/1/2015 (Insured; FGIC)                                                            1,770,000                1,946,186

   5.75%, 3/1/2016 (Insured; FGIC)                                                            2,500,000                2,734,925

   Special Obligation Student Fee Revenue:

      6%, 11/15/2016 (Insured; FGIC)
         (Prerefunded 11/15/2010)                                                             2,425,000  (a)           2,802,621

      6%, 11/15/2017 (Insured; FGIC)
         (Prerefunded 11/15/2010)                                                             2,000,000  (a)           2,311,440

      5.25%, 11/15/2021 (Insured; FGIC)                                                       1,755,000                1,792,311

      5.75%, 11/15/2029 (Insured; FGIC)
         (Prerefunded 11/15/2010)                                                             2,500,000  (a)           2,844,350

U. S. RELATED--26.4%

Children's Trust Fund of Puerto Rico Tobacco
  Settlement Revenue, Asset Backed Bonds

   6%, 7/1/2026                                                                               5,000,000                5,111,150

Commonwealth of Puerto Rico:

   5.50%, 7/1/2012 (Insured; MBIA)                                                               50,000                   55,837

   8.97%, 7/1/2012                                                                            2,000,000  (b,c)         2,466,920

   8.97%, 7/1/2013                                                                            3,950,000  (b,c)         4,861,423

   5.65%, 7/1/2015 (Insured; MBIA)                                                            6,690,000                7,540,165

   (Public Improvement):

      5.50%, 7/1/2013 (Insured; MBIA)                                                           100,000                  111,537

      5.25%, 7/1/2014 (Insured; MBIA)                                                         3,925,000                4,281,037

      5.25%, 7/1/2015 (Insured; MBIA)                                                         1,000,000                1,087,350

      6%, 7/1/2015 (Insured; MBIA)                                                            2,000,000                2,323,680

      6.80%, 7/1/2021 (Prerefunded 7/1/2002)                                                  6,000,000  (a)           6,143,760

      5.25%, 7/1/2027 (Insured; FSA)                                                          4,500,000                4,567,725

Puerto Rico Aqueduct and Sewer Authority, Revenue

   6.25%, 7/1/2013 (Insured; MBIA)                                                            9,000,000               10,670,670


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      8.886%, 7/1/2010                                                                        3,200,000  (c)           3,373,952

      5.50%, 7/1/2013 (Insured; MBIA)                                                            10,000                   11,192

      8.10%, 7/1/2013 (Insured; MBIA)                                                         2,290,000  (b,c)         2,835,730

      5.50%, 7/1/2026 (Insured; FSA)                                                          2,375,000                2,435,301

      5.50%, 7/1/2036                                                                         5,000,000                5,116,900

Puerto Rico Industrial Tourist, Educational, Medical

  and Environmental Control Facilities

  Financing Authority, Revenue

   (Teachers Retirement System) 5.50%, 7/1/2021                                                 800,000                  825,664

Puerto Rico Ports Authority, Special Facilities

  Revenue (American Airlines):

      6.30%, 6/1/2023                                                                         3,700,000                3,106,520

      6.25%, 6/1/2026                                                                         4,355,000                3,597,840

Puerto Rico Public Finance Corp.

   (Commonwealth Appropriation) 6%, 8/1/2026                                                 12,450,000               13,712,181

University of Puerto Rico, University Revenue

   5.50%, 6/1/2015 (Insured; MBIA)                                                            5,000,000                5,229,100

Virgin Islands Public Finance Authority, Revenue,

   Gross Receipts Taxes Loan Note 6.375%, 10/1/2019                                           2,000,000                2,157,280

Virgin Islands Water and Power Authority,

  Refunding (Electric Systems)

   5.30%, 7/1/2021                                                                            2,000,000                1,913,780

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $325,431,995)                                                                                               339,757,205
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.6%
------------------------------------------------------------------------------------------------------------------------------------

Connecticut Health and Education Facilities Authority,

  Revenue,VRDN:

      (Quinnipiac University) 1.65%                                                           9,000,000  (e)           9,000,000

      (Yale University):

         1.65%                                                                                1,000,000  (e)           1,000,000

         1.75%                                                                                2,500,000  (e)           2,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $12,500,000)                                                                                                 12,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $337,931,995)                                                              99.6%             352,257,205

CASH AND RECEIVABLES (NET)                                                                           .4%               1,541,102

NET ASSETS                                                                                        100.0%             353,798,307

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                 American Municipal Bond
                         Assurance Corporation

FGIC                  Financial Guarantee Insurance
                         Company

FSA                   Financial Security Assurance

MBIA                  Municipal Bond Investors Assurance
                         Insurance Corporation

MFHR                  Multi-Family Housing Revenue

PCR                   Pollution Control Revenue

VRDN                  Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              58.1

AA                               Aa                              AA                                                6.0

A                                A                               A                                                10.9

BBB                              Baa                             BBB                                              15.7

BB                               BB                              BB                                                1.9

F1                               MIG1/P1                         SP1/A1                                            3.5

Not Rated (f)                    Not Rated (f)                   Not Rated( f)                                     3.9

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL 30,
     2002, THESE SECURITIES AMOUNTED TO $30,108,873 OR 8.5% OF NET ASSETS.

(C)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(D)  PURCHASED ON A DELAYED DELIVERY BASIS.

(E)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           337,931,995   352,257,205

Interest receivable                                                   6,541,039

Receivable for investment securities sold                               248,623

Receivable for shares of Beneficial Interest subscribed                 231,899

Prepaid expenses                                                         16,126

                                                                    359,294,892
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           252,953

Cash overdraft due to Custodian                                         265,138

Payable for investment securities purchased                           4,901,753

Payable for shares of Beneficial Interest redeemed                       23,550

Accrued expenses                                                         53,191

                                                                      5,496,585
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      353,798,307
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     342,327,265

Accumulated net realized gain (loss) on investments                  (2,854,168)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      14,325,210
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      353,798,307

NET ASSET VALUE PER SHARE

                                                                              Class A        Class B       Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            301,043,569     43,070,390     9,684,348

Shares Outstanding                                                         25,389,661      3,635,696       818,220
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   11.86          11.85         11.84

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Year Ended April 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     19,939,106

EXPENSES:

Management fee--Note 3(a)                                            1,920,817

Shareholder servicing costs--Note 3(c)                               1,064,653

Distribution fees--Note 3(b)                                           269,464

Professional fees                                                       46,159

Custodian fees                                                          38,202

Prospectus and shareholders' reports                                    22,042

Registration fees                                                       22,029

Trustees' fees and expenses--Note 3(d)                                   9,711

Loan commitment fees--Note 2                                             4,979

Interest expense--Note 2                                                 3,711

Miscellaneous                                                           24,812

TOTAL EXPENSES                                                       3,426,579

INVESTMENT INCOME--NET                                              16,512,527
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                192,109

Net unrealized appreciation (depreciation) on investments            3,583,735

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,775,844

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                20,288,371

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                             -----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         16,512,527          15,996,257

Net realized gain (loss) on investments           192,109             180,121

Net unrealized appreciation
   (depreciation) on investments                3,583,735          14,298,241

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   20,288,371          30,474,619
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (14,355,264)        (14,048,821)

Class B shares                                 (1,793,678)         (1,750,171)

Class C shares                                   (317,183)           (197,265)

TOTAL DIVIDENDS                               (16,466,125)        (15,996,257)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 69,648,190          39,670,312

Class B shares                                 14,642,059           7,157,691

Class C shares                                  5,845,932           1,727,515

Dividends reinvested:

Class A shares                                  7,648,884           7,585,805

Class B shares                                  1,109,603           1,050,886

Class C shares                                    215,197             120,317

Cost of shares redeemed:

Class A shares                                (69,328,224)        (45,020,495)

Class B shares                                (11,945,701)        (13,451,886)

Class C shares                                 (1,626,287)         (1,197,083)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       16,209,653          (2,356,938)

TOTAL INCREASE (DECREASE) IN NET ASSETS        20,031,899          12,121,424
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           333,766,408         321,644,984

END OF PERIOD                                 353,798,307         333,766,408

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended April 30,
                                               ---------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     5,858,193           3,419,069

Shares issued for dividends reinvested            642,795             655,628

Shares redeemed                                (5,823,751)         (3,895,168)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     677,237             179,529
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     1,230,762             616,874

Shares issued for dividends reinvested             93,309              90,948

Shares redeemed                                (1,000,322)         (1,171,796)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     323,749            (463,974)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       489,299             148,705

Shares issued for dividends reinvested             18,125              10,416

Shares redeemed                                  (137,722)           (103,913)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     369,702              55,208

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 587,514 CLASS B SHARES REPRESENTING $7,039,342, WERE AUTOMATICALLY CONVERTED TO 587,024 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 725,715 CLASS B SHARES REPRESENTING $8,356,165 WERE AUTOMATICALLY CONVERTED TO 725,215 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended April 30,
                                                        ----------------------------------------------------------------------------
CLASS A SHARES                                            2002(a)           2001            2000            1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    11.72             11.21           12.26           12.23          11.81

Investment Operations:

Investment income--net                                    .57(b)            .57             .58             .61            .62

Net realized and unrealized gain
   (loss) on investments                                  .14               .51            (.96)            .19            .47

Total from Investment Operations                          .71              1.08            (.38)            .80           1.09

Distributions:

Dividends from investment income--net                    (.57)             (.57)           (.58)           (.61)          (.62)

Dividends from net realized gain

   on investments                                          --                --            (.09)           (.16)          (.05)

Total Distributions                                      (.57)             (.57)           (.67)           (.77)          (.67)

Net asset value, end of period                          11.86             11.72           11.21           12.26          12.23
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                      6.16              9.86           (3.06)           6.70           9.44
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   .90               .89             .90             .89            .90

Ratio of net investment income

   to average net assets                                 4.81              4.97            5.08            4.94           5.12

Portfolio Turnover Rate                                 15.96             21.71           35.12           21.95          33.31
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 301,044           289,723         274,962         317,923        310,343

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.80% TO  4.81%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended April 30,
                                                              ----------------------------------------------------------------------
CLASS B SHARES                                               2002(a)           2001            2000            1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       11.71             11.20           12.26           12.23          11.80

Investment Operations:

Investment income--net                                       .51(b)            .51             .52             .55            .56

Net realized and unrealized gain
   (loss) on investments                                     .14               .51            (.97)            .19            .48

Total from Investment Operations                             .65              1.02            (.45)            .74           1.04

Distributions:

Dividends from investment income--net                       (.51)             (.51)           (.52)           (.55)          (.56)

Dividends from net realized
   gain on investments                                        --                --            (.09)           (.16)          (.05)

Total Distributions                                         (.51)             (.51)           (.61)           (.71)          (.61)

Net asset value, end of period                             11.85             11.71           11.20           12.26          12.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                         5.61              9.31           (3.66)           6.15           8.97
------------------------------------------------------------------------------------------------------------------------------------
---
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.42              1.41            1.42            1.40           1.42

Ratio of net investment income

   to average net assets                                    4.28              4.45            4.55            4.42           4.59

Portfolio Turnover Rate                                    15.96             21.71           35.12           21.95          33.31
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     43,070            38,794          42,283          58,416         59,315

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.27% TO  4.28%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                            Year Ended April 30,
                                                           -------------------------------------------------------------------------
CLASS C SHARES                                              2002(a)           2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    11.70             11.19           12.25           12.22           11.79

Investment Operations:

Investment income--net                                    .48(b)            .49             .50             .52             .53

Net realized and unrealized gain
   (loss) on investments                                  .14               .51            (.97)            .19             .48

Total from Investment Operations                          .62              1.00            (.47)            .71            1.01

Distributions:

Dividends from investment income--net                    (.48)             (.49)           (.50)           (.52)           (.53)

Dividends from net realized
   gain on investments                                     --                --            (.09)           (.16)           (.05)

Total Distributions                                      (.48)             (.49)           (.59)           (.68)           (.58)

Net asset value, end of period                          11.84             11.70           11.19           12.25           12.22
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                      5.36              9.05           (3.89)           5.88            8.68
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  1.65              1.65            1.66            1.65            1.68

Ratio of net investment income

   to average net assets                                 4.03              4.20            4.31            4.15            4.29

Portfolio Turnover Rate                                 15.96             21.71           35.12           21.95           33.31
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   9,684             5,249           4,400           4,970           2,583

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.02% TO  4.03%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series including the Connecticut Series (the "fund"). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                             The Fund

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At April 30, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $1,775,029 and unrealized appreciation $13,826,446. In addition, the fund had $395,873 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, $1,775,029 of the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2002 and April 30, 2001, were as follows: tax exempt income $16,466,125 and $15,996,257, respectively.

During the period ended April 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $189,741, increased accumulated net realized gain (loss) on investments by $2,050 and increased paid-in capital by $187,691. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $150,133 during the period ended April 30, 2002, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2002, Class B and Class C shares were charged $210,223 and $59,241, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B and Class C shares were charged $748,240, $105,112 and $19,747, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $122,988 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $58,741,285 and $54,898,362, respectively.


At April 30, 2002, the cost of investments for Federal income tax purposes was $338,430,759; accordingly, accumulated net unrealized appreciation on investments was $13,826,446, consisting of $17,102,840 gross unrealized appreciation and $3,276,394 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $143,339 increase in accumulated undistributed investment income-net and a corresponding $143,339 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001.

The effect of this change for the period ended April 30, 2002 was to increase net investment income by $46,402, decrease net unrealized appreciation (depreciation) by $41,163, and decrease net realized gains (losses) by $5,239.
The statement of changes in net assets and financial highlights for prior periods, have not been restated to reflect this change in presentation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Connecticut Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Connecticut Series (one of the Funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Connecticut Series at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2002 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander (68)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* IMS Health, a service provider of marketing information and information technology, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

Peggy C. Davis (58)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Ernest Kafka (69)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962-present)

* Instructor at the New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Nathan Leventhal (58)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-Present)

* President of Lincoln Center for the Performing Arts, Inc (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old, and has been an employee of the Manager since February 1984.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 59 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


NOTES

                For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Connecticut Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent
                        & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  064AR0402



================================================================================



Dreyfus Premier State
Municipal Bond Fund,
Florida Series



ANNUAL REPORT April 30, 2002

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                                 Florida Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, Florida Series, covering the 12-month period from May 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, an energy crisis in California and the first calendar quarter of U.S. economic contraction in about 10 years. Municipal bonds generally benefited from some of these events and were hurt by others. Many investors who attempted to profit from the market's short-term gyrations found that the market moved faster than they could.

Indeed, as many professionals can attest, the municipal bond market's direction becomes clearer only when viewed from a perspective measured in years, not weeks or months. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Florida Series, perform relative to its benchmark?

For the 12-month period ended April 30, 2002, the fund achieved a total return of 6.48% for Class A shares, 5.94% for Class B shares and 5.68% for Class C shares.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  7.00%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper Florida Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 6.04%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's competitive relative performance to the success of our investment approach, in which we seek to buy out-of-favor securities at low prices and sell them at higher prices when they return to favor.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax without undue risk. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy had already weakened considerably. Even before the September 11 terrorist attacks, capital spending by businesses had fallen, the stock market was declining and unemployment was rising. In this environment, the Federal Reserve Board attempted to stimulate renewed economic growth by aggressively reducing short-term interest rates to their lowest level in 40 years.

As interest rates and bond yields fell, municipal bond prices generally rose. In addition, municipal bond prices moved higher in response to surging demand for high quality, tax-exempt securities from investors seeking a relatively stable alternative to a volatile stock market.

Deep-discount bonds were among the greatest beneficiaries of the municipal bond market's rally. Because we had emphasized these securities when they were out of favor, the fund benefited during the reporting period when they returned to favor among investors. As the fund' s deep-discount bonds gradually reached prices that we considered fully valued, we sold them and reinvested the proceeds
in   income-oriented  securities  with  relatively  defensive  characteristics.
Typically, the fund's new purchases included bonds selling either at face value or at modest premiums to the prices they will command when redeemed early -- or called -- by their issuers. We believe that these bonds will hold more of their value if the economy improves, interest rates rise and the municipal bond market declines.

In addition, we maintained the fund's average duration -- a measure of sensitivity to changing interest rates -- at a point that was consistently longer than that of its Lipper category average. This strategy enabled us to maintain existing yields for as long as practical while interest rates fell. Over time, however, as high yields became more difficult to obtain, the fund's average duration gradually moved closer to a neutral position.


Although price movements of Florida municipal bonds generally tracked those of other states, Florida bonds generally commanded higher prices than bonds in most other states. That's primarily because of heavy demand for tax-exempt investment from Florida residents at a time when the supply of newly issued bonds remained relatively light. In addition, despite the U.S. recession and its adverse effects on Florida's state budget, we believe that the state's fiscal condition remains sound.

What is the fund's current strategy?

We have maintained the fund' s relatively defensive positioning, which is designed to produce competitive levels of tax-exempt income and preserve capital if and when the economy recovers and interest rates begin to rise. In addition, we have continued to focus primarily on income-oriented bonds with the potential for early redemption in five to seven years. Bonds with these characteristics often appeal to individual investors, helping to ensure a liquid market when we choose to sell them. Of course, we are prepared to change our strategy as market conditions evolve.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Florida Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES ON 4/30/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN FLORIDA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN FLORIDA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/02

                                                      Inception                                                           From
                                                         Date           1 Year          5 Years        10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                        1.65%            4.20%           5.36%
WITHOUT SALES CHARGE                                                    6.48%            5.16%           5.85%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                 1/15/93         1.94%            4.30%            --        5.10% ((+)(+))

WITHOUT REDEMPTION                                      1/15/93         5.94%            4.63%            --        5.10% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))           8/15/95         4.68%            4.35%            --        4.33%
WITHOUT REDEMPTION                                      8/15/95         5.68%            4.35%            --        4.33%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))       THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES
            IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))    ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
            END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

April 30, 2002

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--94.3%                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
FLORIDA--92.6%

Brevard County, IDR (Nui Corp Project)

   6.40%, 10/1/2024 (Insured; AMBAC)                                                          1,000,000                1,085,000

Broward County Housing Finance Authority, MFHR:

   (Bridgewater Place Apartments) 5.40%, 10/1/2029                                            2,000,000                1,917,720

   (Emerald Palms Apartments) 5.60%, 7/1/2021                                                 2,000,000                2,012,640

   (Pembroke Villas) 5.55%, 1/1/2023                                                          1,000,000                  995,050

Broward County School Board, COP

   5%, 7/1/2021 (Insured; FSA)                                                                1,250,000                1,238,512

Capital Projects Finance Authority, Revenue (Airports Project):

   5.25%, 6/1/2014 (Insured; MBIA)                                                            1,485,000                1,566,423

   5%, 6/1/2020 (Insured; MBIA)                                                               1,465,000                1,452,034

Collier County Water--Sewer District, Water Revenue

   5.25%, 7/1/2013 (Insured; FGIC)                                                            1,000,000                1,024,080

Dade County, Aviation Revenue

   6.60%, 10/1/2022 (Insured; MBIA)                                                           1,000,000                1,037,470

Dade County Housing Finance Authority, SFMR

   6.70%, 4/1/2028 (Collateralized: FNMA, GNMA)                                               4,500,000                4,719,645

Escambia County Housing Finance Authority, SFMR

  (Multi-County Program)

   5.50%, 10/1/2021 (Collateralized: FNMA, GNMA)                                              6,175,000                6,203,590

Florida (Jacksonville Transportation)

   5%, 7/1/2012                                                                               3,000,000                3,118,320

Florida Board of Education:

  Capital Outlay (Public Education):

      5%, 6/1/2011                                                                            1,200,000                1,252,020

      5.30%, 6/1/2014                                                                         2,000,000                2,032,200

      4.50%, 6/1/2019 (Insured; FSA)                                                          5,615,000                5,254,910

      4.50%, 6/1/2022 (Insured; FSA)                                                          3,700,000                3,385,870

   Lottery Revenue:

      5.25%, 7/1/2017 (Insured; FGIC)                                                         3,890,000                4,028,562

      5%, 7/1/2020 (Insured; FGIC)                                                            1,480,000                1,475,516

Florida Housing Finance Agency:

  (Brittany Rosemont Apartments)

      7%, 2/1/2035 (Insured; AMBAC)                                                           6,000,000                6,326,520

   Single Family Mortgage:

      6.65%, 1/1/2024 (Collateralized: FNMA, GNMA)                                            2,045,000                2,139,806

      6.65%, 7/1/2026 (Insured; MBIA)                                                         1,055,000                1,091,619

Florida Intergovernmental Finance Commission, Capital

   Revenue 5%, 2/1/2018 (Insured; AMBAC)                                                      1,000,000                1,009,150

Florida Turnpike Authority, Turnpike Revenue

   5%, 7/1/2013 (Insured; FGIC)                                                               2,100,000                2,137,044


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Hillsborough County Aviation Authority, Revenue

   (Delta Airlines) 6.80%, 1/1/2024                                                           2,500,000                2,253,375

Jacksonville Electric Authority, Revenue:

   5%, 10/1/2013                                                                                965,000                  980,865

Lee County Housing Finance Authority SFMR:

   6.30%, 3/1/2029 (Collateralized: FNMA, GNMA)                                                 970,000                1,045,369

   (Multi-County Program)

      7.45%, 9/1/2027 (Collateralized: FNMA, GNMA)                                              620,000                  686,582

Manatee County Housing Finance Authority, Mortgage

   Revenue 5.85%, 11/1/2033 (Collateralized; GNMA)                                            5,500,000                5,697,395

Miami-Dade County, Solid Waste System Revenue

   5.50%, 10/1/2017 (Insured; FSA)                                                            2,595,000                2,740,320

Miami-Dade County Housing Finance Authority, MFMR

  (Country Club Villa)

      5.70%, 7/1/2021 (Insured; FSA)                                                            400,000                  408,220

   (Miami Stadium Apartments)

      5.40%, 8/1/2021 (Insured; FSA)                                                          1,275,000                1,266,138

   (Villa Esperanza Apartments Project)

      5.35%, 10/1/2028                                                                        1,000,000                  926,790

Orange County, Tourist Development Tax Revenue

   4.75%, 10/1/2024 (Insured; AMBAC)                                                          8,535,000                8,035,105

Orange County Housing Finance Authority:

   MFHR (Seminole Pointe) 5.75%, 12/1/2023                                                    2,840,000                2,817,309

Osceola County Industrial Development Authority,

  Revenue (Community Provider Pooled Loan

   Program) 7.75%, 7/1/2017                                                                   5,235,000                5,341,165

Palm Bay, Utility Revenue

   Zero Coupon, 10/1/2020                                                                     1,845,000                  672,613

Palm Beach County Housing Finance Authority

  Single Family Mortgage Purchase Revenue

   6.55%, 4/1/2027 (Collateralized: FNMA, GNMA)                                               1,465,000                1,539,232

Pinellas County Housing Finance Authority, SFMR

  (Multi-County Program)

   6.70%, 2/1/2028 (Collateralized: FNMA, GNMA)                                               4,040,000                4,209,074

Seminole County, Sales Tax Revenue

   4.625%, 10/1/2022 (Insured; MBIA)                                                          2,015,000                1,878,625

Seminole Water Control District 6.75%, 8/1/2022                                               2,000,000                2,028,680

South Broward Hospital District, HR

   5.60%, 5/1/2027                                                                            4,000,000                4,011,400

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Tampa:

  (Alleghany Health System Revenue St. Joseph)

    6.50%, 12/1/2023

      (Insured; MBIA, Prerefunded 12/1/2004)                                                  1,000,000  (a)           1,119,050

   Utility Tax Zero Coupon, 4/1/2017 (Insured; AMBAC)                                         2,110,000                  987,417

Tampa Bay Water, Utility System Revenue:

   4.75%, Series A, 10/1/2027 (Insured; FGIC)                                                 5,875,000                5,465,101

   4.75%, Series B, 10/1/2027 (Insured; FGIC)                                                 3,500,000                3,255,805

Winter Springs, Water & Sewer Revenue

   5%, 4/1/2020 (Insured; MBIA)                                                               1,585,000                1,580,292

U.S. RELATED--1.7%

Puerto Rico Public Finance Corporation, (Commonwealth

   Appropriation) 5.70%, 8/1/2025                                                             2,000,000                2,073,941

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $116,215,539)                                                                                               117,523,564
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--4.6%
------------------------------------------------------------------------------------------------------------------------------------

Jacksonville Electric Authority, Electric System Revenue,

  VRDN:

      1.70%                                                                                   1,000,000  (b)           1,000,000

      1.70%                                                                                   1,700,000  (b)           1,700,000

Martin County, PCR, VRDN

   (Florida Power & Light Co.) 1.75%                                                          1,000,000  (b)           1,000,000

St. Lucie County, PCR, VRDN (Florida Power

   & Light Co.) 1.75%                                                                         2,000,000  (b)           2,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $5,700,000)                                                                                                   5,700,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $121,915,539)                                                              98.9%             123,223,564

CASH AND RECEIVABLES (NET)                                                                          1.1%               1,412,643

NET ASSETS                                                                                        100.0%             124,636,207


Summary of Abbreviations

AMBAC                American Municipal Bond
                          Assurance Corporation

COP                  Certificate of Participation

FGIC                 Financial Guaranty Insurance
                          Company

FNMA                 Federal National Mortgage
                          Association

FSA                  Financial Security Assurance

GNMA                 Government National Mortgage
                          Association

HR                   Hospital Revenue

IDR                  Industrial Development Revenue

MBIA                 Municipal Bond Investors Assurance
                          Insurance Corporation

MFHR                 Multi-Family Housing Revenue

MFMR                 Multi-Family Mortgage Revenue

PCR                  Pollution Control Revenue

SFMR                 Single-Family Mortgage Revenue

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or         Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                              AAA                                              72.1

AA                               Aa                               AA                                                6.0

A                                A                                A                                                 9.5

BB                               Ba                               BB                                                1.8

F-1+, F-1                        VMIG1,MIG1,P1                    SP1,A1                                            4.6

Not Rated (c)                    Not Rated (c)                    Not Rated (c)                                     6.0

                                                                                                                  100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT APRIL 30, 2002, THE FUND HAD $44,002,699 OR 35.3% OF NET ASSETS INVESTED
     IN SECURITIES  WHOSE  PAYMENT OF PRINCIPAL  AND INTEREST IS DEPENDENT  UPON
     REVENUES GENERATED FROM HOUSING PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           121,915,539   123,223,564

Cash                                                                    132,489

Interest receivable                                                   1,503,404

Receivable for shares of Beneficial Interest subscribed                  13,872

Prepaid expenses                                                         13,730

                                                                    124,887,059
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            86,987

Payable for shares of Beneficial Interest redeemed                       52,736

Accrued expenses                                                        111,129

                                                                        250,852
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      124,636,207
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     124,225,357

Accumulated net realized gain (loss) on investments                    (897,175)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      1,308,025
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      124,636,207

NET ASSET VALUE PER SHARE

                                                                              Class A       Class B       Class C
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                                            112,641,477     9,332,050     2,662,680

Shares Outstanding                                                          8,081,394       669,714       191,033
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   13.94         13.93         13.94

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended April 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,857,095

EXPENSES:

Management fee--Note 3(a)                                              697,573

Shareholder servicing costs--Note 3(c)                                 408,794

Distribution fees--Note 3(b)                                            60,801

Professional fees                                                       21,394

Registration fees                                                       20,704

Custodian fees                                                          17,150

Prospectus and shareholders' reports                                    16,227

Trustees' fees and expenses--Note 3(d)                                   3,519

Loan commitment fees--Note 2                                             1,848

Miscellaneous                                                           11,725

TOTAL EXPENSES                                                       1,259,735

Less--reduction in management fee due to
  undertaking--Note 3(a)                                               (11,691)

NET EXPENSES                                                         1,248,044

INVESTMENT INCOME--NET                                               5,609,051
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,812,730

Net unrealized appreciation (depreciation) on investments             (486,445)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,326,285

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,935,336

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                             -----------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,609,051            5,939,428

Net realized gain (loss) on investments         2,812,730           (3,728,359)

Net unrealized appreciation (depreciation)
   on investments                                (486,445)          11,572,129

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    7,935,336           13,783,198
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (5,145,514)          (5,459,047)

Class B shares                                   (375,252)            (453,444)

Class C shares                                    (64,240)             (26,937)

Net realized gain on investments:

Class A shares                                    (25,444)              (6,015)

Class B shares                                     (2,039)                (520)

Class C shares                                       (527)                 (29)

TOTAL DIVIDENDS                                (5,613,016)          (5,945,992)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  8,626,780           13,511,862

Class B shares                                  3,388,048            2,654,143

Class C shares                                  1,937,801            1,300,928

Dividends reinvested:

Class A shares                                  1,957,357            1,957,622

Class B shares                                    139,220              140,650

Class C shares                                     35,470                7,486

Cost of shares redeemed:

Class A shares                                (17,195,195)         (23,843,201)

Class B shares                                 (4,174,630)          (8,011,131)

Class C shares                                   (330,241)            (787,489)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (5,615,390)         (13,069,130)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,293,070)          (5,231,924)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           127,929,277          133,161,201

END OF PERIOD                                 124,636,207          127,929,277

SEE NOTES TO FINANCIAL STATEMENTS.



                                                        Year Ended April 30,
                                               ---------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       619,038            1,011,938

Shares issued for dividends reinvested            140,202              146,357

Shares redeemed                                (1,234,354)          (1,792,850)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (475,114)            (634,555)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       243,336              196,147

Shares issued for dividends reinvested              9,975               10,532

Shares redeemed                                  (299,149)            (606,247)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (45,838)            (399,568)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       138,700               96,804

Shares issued for dividends reinvested              2,547                  556

Shares redeemed                                   (23,546)             (59,462)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     117,701               37,898

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 151,836 CLASS B SHARES REPRESENTING $2,128,022 WERE AUTOMATICALLY CONVERTED TO 151,758 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 434,225 CLASS B SHARES REPRESENTING $5,762,602 WERE AUTOMATICALLY CONVERTED TO 434,209 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended April 30,
                                                           ------------------------------------------------------------------------
CLASS A SHARES                                                   2002(a)           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                       13.69             12.88          14.03          14.17         14.06

Investment Operations:

Investment income--net                                         .62(b)            .62            .65            .65           .66

Net realized and unrealized gain (loss)
   on investments                                              .25               .81          (1.10)           .05           .26

Total from Investment Operations                               .87              1.43           (.45)           .70           .92

Distributions:

Dividends from investment income--net                        (.62)              (.62)          (.65)          (.65)         (.66)

Dividends from net realized gain
   on investments                                            (.00)(c)           (.00)(c)       (.05)          (.19)         (.15)

Total Distributions                                          (.62)              (.62)          (.70)          (.84)         (.81)

Net asset value, end of period                               13.94             13.69          12.88          14.03         14.17
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                           6.48             11.32          (3.19)          5.00          6.73
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        .94               .92            .92            .92           .91

Ratio of net investment income
   to average net assets                                      4.47              4.65           4.92           4.53          4.67

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                                     .01               .18            .06             --            --

Portfolio Turnover Rate                                      52.76              8.55          29.04          88.48         91.18
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      112,641           117,133        118,352        149,185       167,793

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.45% TO  4.47%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended April 30,
                                                             -----------------------------------------------------------------------
CLASS B SHARES                                                   2002(a)          2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         13.68            12.87           14.02          14.17         14.05

Investment Operations:

Investment income--net                                         .55(b)           .55             .58            .57           .59

Net realized and unrealized gain (loss)
   on investments                                              .25              .81           (1.10)           .04           .27

Total from Investment Operations                               .80             1.36            (.52)           .61           .86

Distributions:

Dividends from investment income--net                         (.55)            (.55)           (.58)          (.57)         (.59)

Dividends from net realized gain
   on investments                                             (.00)(c)         (.00)(c)        (.05)          (.19)         (.15)

Total Distributions                                           (.55)            (.55)           (.63)          (.76)         (.74)

Net asset value, end of period                               13.93            13.68           12.87           14.02        14.17
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                           5.94            10.78           (3.68)           4.40         6.26
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       1.44             1.42            1.43            1.42         1.41

Ratio of net investment income
   to average net assets                                      3.96             4.16            4.41            4.02         4.16

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                                     .01              .19             .06              --           --

Portfolio Turnover Rate                                      52.76             8.55           29.04           88.48        91.18
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        9,332            9,792          14,353          26,693       32,545

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01, AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM  3.94% TO  3.96%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended April 30,
                                                         --------------------------------------------------------------------------
S C SHARES                                                   2002(a)           2001            2000            1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     13.69             12.88           14.03           14.17          14.05

Investment Operations:

Investment income--net                                     .51(b)            .52             .54             .53            .55

Net realized and unrealized gain (loss)
   on investments                                          .26               .81           (1.10)            .05            .27

Total from Investment Operations                           .77              1.33            (.56)            .58            .82

Distributions:

Dividends from investment income--net                     (.52)             (.52)           (.54)           (.53)          (.55)

Dividends from net realized gain
   on investments                                         (.00)(c)          (.00)(c)        (.05)           (.19)          (.15)

Total Distributions                                       (.52)             (.52)           (.59)           (.72)          (.70)

Net asset value, end of period                           13.94             13.69           12.88           14.03          14.17
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                       5.68             10.50           (3.97)           4.13           5.94
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   1.67              1.67            1.73            1.75           1.71

Ratio of net investment income
   to average net assets                                  3.69              3.83            4.11            3.69           3.69

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                                 .01               .21             .10              --             --

Portfolio Turnover Rate                                  52.76              8.55           29.04           88.48          91.18
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    2,663             1,004             456             394            366

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  3.66% TO  3.69%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, currently offers eleven series, including the Florida Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.,
which   is   a   wholly-owned   subsidiary  of  Mellon  Financial  Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,750 during the period ended April 30, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.


(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At April 30, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $35,959, accumulated capital losses $915,628 and unrealized appreciation $1,315,831.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, $190,594 of the carryover expires in fiscal 2009 and $725,034 expires
in    fiscal    2010.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2002 and April 30, 2001, were as follows: ordinary income $28,010 and $938, long-term capital gain $0 and $5,626 and tax exempt income $5,585,006 and $5,939,428, respectively.

During the period ended April 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $103,234, increased accumulated net realized gain (loss) on investments by $40,934 and increased paid-in capital by $62,300. Net assets were not affected by this reclassification.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from May 1, 2001 through July 31, 2001, to reduce the management fee paid by the fund to the extent that the fund' s aggregate annual expenses, exclusive of Rule 12b-1
Distribution Plan fees, taxes, brokerage fees, interest on borrowings and extraordinary expenses, but including litigation expenses related to the fund's holdings of (a) Palm Beach County, Florida Solid Waste Industrial Development Revenue Bonds (Okleelanta Power Limited Partnership Project) Series 1993A; and
(b) Palm Beach County, Florida Solid Waste Industrial Development Revenue Bonds (Osceola Power Limited Partnership Project) Series 1994A and 1994B, exceed an annual rate of .92 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $11,691 during the period ended April 30, 2002.

The Distributor retained $39,078 during the period ended April 30, 2002 from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2002, Class B and Class C shares were charged $47,655 and $13,146, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30 2002, Class A, Class B and Class C shares were charged $288,869, $23,827 and $4,382, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $57,080 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $63,992,636 and $68,788,191, respectively.

At April 30, 2002, the cost of investments for Federal income tax purposes was $121,907,733; accordingly, accumulated unrealized appreciation on investments was $1,315,831, consisting of $2,076,225 gross unrealized appreciation and $760,394 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $79,189 increase in accumulated undistributed investment income-net and a corresponding $79,189 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001.

The effect of this change for the period ended April 30, 2002 was to increase net investment income by $24,045, increase net unrealized appreciation (depreciation) by $53,876 and decrease net realized gains (losses) by $77,921.
The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Florida Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Florida Series (one of the Funds comprising Dreyfus Premier State Municipal Bond
Fund) as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Florida Series at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2002 as
"  exempt-interest   dividends'  (not  subject  to  regular  Federal  and,  for individuals who are Florida residents, not subject to taxation by Florida).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2002 calendar year on form 1099-DIV which will be mailed by January 31, 2003.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander (68)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981--present)

* Chairman of the Board of Moody's Corporation (October 2000--Present)

* Chairman of the Board and Chief Executive Officer (October 1999--September
2000) and Director (February 1993--September 1999) of The Dun and Bradstreet Corporation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* IMS Health, a service provider of marketing information and information technology, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

Peggy C. Davis (58)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983--present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Ernest Kafka (69)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962--present)

* Instructor at the New York Psychoanalytic Institute (1981--present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School (1987--2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Nathan Leventhal (58)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997--Present)

* President of Lincoln Center for the Performing Arts, Inc (March 1984--December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER



OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old, and has been an employee of the Manager since February 1984.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 59 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

                   For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Florida Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent
                        & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  051AR0402


================================================================================


Dreyfus Premier State
Municipal Bond Fund,
Maryland Series



ANNUAL REPORT April 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                                Maryland Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, Maryland Series, covering the 12-month period from May 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, an energy crisis in California and the first calendar quarter of U.S. economic contraction in about 10 years. Municipal bonds generally benefited from some of these events and were hurt by others. Many investors who attempted to profit from the market's short-term gyrations found that the market moved faster than they could.

Indeed, as many professionals can attest, the municipal bond market's direction becomes clearer only when viewed from a perspective measured in years, not weeks or months. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Maryland Series, perform relative to its benchmark?

For the 12-month period ended April 30, 2002, the fund achieved a total return of 4.19% for Class A shares, 3.75% for Class B shares and 3.48% for Class C shares.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  7.00%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper Maryland Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 5.79%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The fund's performance reflected changing economic conditions, including falling interest rates and a weakening economy during the first eight months of the reporting period. The fund's returns lagged those of its benchmark and Lipper category average primarily because of the recession-related default of one of the fund's tax-exempt corporate holdings.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Maryland state income tax without undue risk. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

What other factors influenced the fund's performance?

Even before the September 11 terrorist attacks, capital spending by businesses had fallen and unemployment was rising. In this weak economic environment, the Federal Reserve Board (the "Fed" ) aggressively reduced short-term interest rates, which reached their lowest level in 40 years. As interest rates and bond yields fell, municipal bond prices generally rose.

In this environment, the deep-discount bonds that we had emphasized in 2000 and early 2001 returned to favor among investors and contributed strongly to the fund' s performance during the reporting period. When these bonds reached prices that we considered fully valued, we sold them and locked in profits. Typically, we used the proceeds to purchase bonds that we regarded as relatively out of favor in the prevailing environment, including income-oriented securities selling either at face value or at modest premiums to the prices they will command when redeemed early -- or called -- by their issuers. Such bonds provide competitive levels of income and are likely to hold more of their value than other types of bonds during market declines.

The fund also benefited during the reporting period from its relatively long average duration, which helps determine the fund's sensitivity to changing interest rates. The fund's longer than average position enabled us to lock in existing yields while interest rates declined.

However, the positive effects of our security selection and duration management strategies were partly overshadowed by the poor performance of bonds issued by a leading steel manufacturer with operations in Maryland. This company declared bankruptcy during the fourth quarter of 2001 after steel prices fell to unacceptably low levels, and it stopped paying interest on its bonds. The fund's returns during the reporting period reflected the full extent of the default. We have retained the defaulted bonds in the hope that they will gain value if and when this major corporation emerges from bankruptcy. Otherwise, we intend to sell them and use the resulting losses to offset other gains for tax purposes.

What is the fund's current strategy?

We have maintained the fund' s relatively defensive positioning, which is designed to produce competitive levels of tax-exempt income in today's low interest-rate environment, while potentially preserving capital if and when the economy recovers and interest rates begin to rise. Accordingly, we have continued to focus primarily on income-oriented bonds with maturities of 15 to 20 years and the potential for early redemption in five to seven years. Bonds with these characteristics have historically appealed to individual investors and should help to ensure a liquid market when we choose to sell them. As always, we are prepared to change our strategy as market conditions evolve.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MARYLAND RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Maryland Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES ON 4/30/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MARYLAND MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MARYLAND MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/02

                                                    Inception                                                       From
                                                      Date             1 Year           5 Years       10 Years    Inception
--------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                     (0.48)%          3.52%           5.11%
WITHOUT SALES CHARGE                                                  4.19%           4.48%           5.60%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))              1/15/93         (0.22)%          3.63%            --        4.91% ((+)(+))

WITHOUT REDEMPTION                                   1/15/93          3.75%           3.95%            --        4.91% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))        8/15/95          2.49%           3.68%            --        4.25%
WITHOUT REDEMPTION                                   8/15/95          3.48%           3.68%            --        4.25%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))       THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES
            IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))    ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
            END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2002



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.4%                                                        Amount ($)              Value ($)
----------------------------------------------------------------------------------------------------------------------------------
MARYLAND--91.5%

Baltimore:

  Port Facilities Revenue (Consolidated Coal Sales)

      6.50%, 12/1/2010                                                                        4,090,000                4,228,119

   (Tindeco Wharf Project)

      6.60%, 12/20/2024 (Collateralized; GNMA)                                                4,250,000                4,362,285

Baltimore City Housing Corp., MFHR

   7.25%, 7/1/2023 (Collateralized; FNMA)                                                     2,995,000                3,002,697

Baltimore County:

   Mortgage Revenue, Zero coupon, 9/1/2024                                                    2,280,000                  654,702

   Nursing Facility Mortgage Revenue

      (Eastpoint Rehabilitation & Nursing Centers):

         3%, 4/1/2015                                                                         1,000,000                  484,800

         3%, 4/1/2028                                                                         1,500,000                  720,630

   PCR (Bethlehem Steel Corp. Project):

      7.50%, 6/1/2015                                                                         8,430,000  (a)             580,827

      7.55%, 6/1/2017                                                                         1,945,000  (a)             134,010

Baltimore, Project Revenue (Water Projects)

   5.00%, 7/1/2027 (Insured; FGIC)                                                            2,000,000  (b)           1,964,180

Gaithersburg, Hospital Facilities Improvement Revenue

  (Shady Grove)

   6.50%, 9/1/2012 (Insured; FSA)                                                            10,000,000               11,824,200

Howard County:
   COP 8.15%, 2/15/2020                                                                         605,000                  834,126

   (Consolidated Public Improvement Project):

      5.25%, 8/15/2019                                                                        1,800,000                1,854,756

      5.25%, 8/15/2020                                                                        1,800,000                1,846,278

      5.25%, 8/15/2021                                                                        1,765,000                1,804,871

   (Metropolitan District Project)

      5.25%, 8/15/2019                                                                        1,700,000                1,751,714

Maryland Community Development Administration,

  Department of Housing and Community Development:

    Housing Revenue:

         5.95%, 7/1/2023                                                                      4,695,000                4,870,828

      MFHR:

         6.50%, 5/15/2013                                                                     2,000,000                2,071,440

         6.85%, 5/15/2033 (Prerefunded 5/20/2002)                                             3,075,000  (c)           3,145,264

         6.70%, 5/15/2036 (Insured; FHA)                                                      7,710,000                8,042,455

      Residential:

         5.50%, 9/1/2014                                                                      1,000,000                1,028,180

         5.30%, 9/1/2016                                                                      5,000,000                4,983,700

         5.90%, 9/1/2019                                                                      2,000,000                2,040,100

         5.85%, 9/1/2021                                                                      7,500,000                7,683,300

         5.70%, 9/1/2022                                                                      6,000,000                6,098,940


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Maryland Community Development Administration, Department of Housing and Community Development (continued):

    Single Family Program:

         6.95%, 4/1/2011                                                                        850,000                  856,018

         4.95%, 4/1/2015                                                                      4,605,000                4,643,636

         6.55%, 4/1/2026                                                                      5,940,000                6,178,372

         6.75%, 4/1/2026                                                                      3,510,000                3,594,380

Maryland Economic Development Corp., Revenue

  (Health & Mental Hygiene Providers Facilities

  Acquisition Program):

      8.375%, 3/1/2013                                                                        3,570,000                3,677,207

      8.75%, 3/1/2017                                                                         3,880,000                3,882,677

   Student Housing (University Village at Sheppard Pratt):

      5.875%, 7/1/2021                                                                        1,750,000                1,779,943

      6%, 7/1/2033                                                                            2,250,000                2,291,040

Maryland Health and Higher Educational Facilities

  Authority, Revenue:

      (Doctors Community Hospital) 5.50%, 7/1/2024                                            9,890,000                8,828,407

      (Greater Baltimore Medical Center)

         5.00%, 7/1/2025                                                                      4,000,000                3,848,400

      (Helix Health Issue)
         5%, 7/1/2027 (Insured; AMBAC)                                                        5,780,000                5,734,627

      (Institute College of Art):

         5.50%, 6/1/2021                                                                        335,000                  334,394

         5.50%, 6/1/2032                                                                      2,500,000                2,447,675

      (Johns Hopkins Hospital):

         4.75%, 5/15/2033                                                                     5,000,000                4,551,550

         4.50%, 5/15/2035                                                                     2,395,000                2,066,382

      (Loyola College Issue)
         5.375%, 10/1/2026 (Insured; MBIA)                                                    1,710,000                1,740,541

      (Medlantic Helix Issue)

         4.75%, 8/15/2028 (Insured; FSA)                                                     30,070,000               27,048,266

      (Union Hospital of Cecil County) :

         6.70%, 7/1/2009                                                                      2,320,000                2,542,395

      (University of Maryland Medical System):

         6.00%, 7/1/2022                                                                      2,000,000                2,065,120

         6.00%, 7/1/2032                                                                      3,000,000                3,076,590

         7%, 7/1/2022 (Insured; FGIC)                                                         4,500,000                5,605,020

Maryland Industrial Development Financing Authority, EDR

   (Medical Waste Association) 8.75%, 11/15/2010                                                700,000                  459,900

Maryland Local Government Insurance Trust, COP

   7.125%, 8/1/2009                                                                           3,250,000                3,321,012

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Montgomery County Housing Opportunities Commission:

  MFMR:

      7.05%, 7/1/2032                                                                         2,485,000                2,538,328

      7.375%, 7/1/2032                                                                        1,510,000                1,531,820

   SFMR:

      6.625%, 7/1/2026                                                                        1,000,000                1,032,240

      Zero Coupon, 7/1/2027                                                                  20,835,000                5,069,572

      Zero Coupon, 7/1/2028                                                                  54,555,000               12,265,601

      Zero Coupon, 7/1/2032                                                                   7,215,000                1,259,883

Montgomery County, Special Obligation

  (West Germantown Development District):

      5.375%, 7/1/2020                                                                          500,000                  504,410

      5.50%, 7/1/2027                                                                         3,075,000                3,093,727

Northeast Waste Disposal Authority, Solid Waste Revenue

  (Montgomery County Resource Recovery Project):

      6%, 7/1/2008                                                                            2,690,000                2,938,368

      6.20%, 7/1/2010                                                                        10,000,000               10,364,900

      6.30%, 7/1/2016                                                                        14,205,000               14,672,487

Prince Georges County, Revenue

  (Dimensions Health Corp.)

   5.30%, 7/1/2024                                                                           12,585,000                6,325,095

Prince Georges County Housing Authority:

  Mortgage Revenue:

    (New Keystone Apartment Project)

         6.80%, 7/1/2025 (Insured: FHA & MBIA)                                                4,300,000                4,390,257

      (Parkway Terrace Apartments)

         5.90%, 1/20/2020 (Collateralized; GNMA)                                              2,195,000                2,279,617

      (Riverview Terrace)

         6.70%, 6/20/2020 (Collateralized; GNMA)                                              2,000,000                2,103,040

      (Stevenson Apartments Project)

         6.35%, 7/20/2020 (Collateralized; GNMA)                                              3,000,000                3,082,560

   SFMR

      6.60%, 12/1/2025 (Collateralized: FNMA & GNMA)                                          3,095,000                3,174,696

Washington Suburban Sanitary District

  (General Construction):

      5.00%, 6/1/2015                                                                         5,000,000                5,194,550

      5.00%, 6/1/2016                                                                         1,500,000                1,544,865

      5.00%, 6/1/2017                                                                         1,500,000                1,532,730

U. S. RELATED--3.9%

Commonwealth of Puerto Rico , Public Improvement:

   4.50%, 7/1/2023 (Insured; AMBAC)                                                           2,450,000                2,262,355

   5.125%, 7/1/2030 (Insured; FSA)                                                            5,500,000                5,491,475


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Puerto Rico Electric Power Authority Revenue

   5.125%, 7/1/2026                                                                           2,000,000                2,004,920

Puerto Rico Infrastructure Financing Authority

   Special Tax Revenue 5%, 7/1/2016 (Insured; AMBAC)                                          1,275,000                1,308,813

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $282,728,707)                                                                                               272,552,263
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.8%
-----------------------------------------------------------------------------------------------------------------------------------

Maryland Energy Financing Administration,

  SWDR, VRDN (Cimenteries Project)

  1.75% (LOC; Deutsche Bank A.G.)

   (cost $11,000,000)                                                                        11,000,000  (d)          11,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $293,728,707)                                                             99.2%              283,552,263

CASH AND RECEIVABLES (NET)                                                                          .8%                2,143,973

NET ASSETS                                                                                       100.0%              285,696,236

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                             Company

FHA                       Federal Housing Administration

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                             Association

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

SFMR                      Single-Family Mortgage
                             Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              36.8

AA                               Aa                              AA                                               31.5

A                                A                               A                                                19.0

BBB                              Baa                             BBB                                               5.3

F-1, F-1+                        VMIG1, MIG1, P1                 SP1,A1                                            3.9

Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                      3.5

                                                                                                                 100.0

(A) NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(B) PURCHASED ON A DELAYED DELIVERY BASIS.

(C)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POORS,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(F)  AT APRIL 30,  2002,  THE FUND HAD  $92,281,366  (32.3% OF NET  ASSETS)  AND
     $101,983,911  (35.7% OF NET ASSETS) INVESTED IN SECURITIES WHOSE PAYMENT OF
     PRINCIPAL  AND INTEREST IS DEPENDENT  UPON REVENUES  GENERATED  FROM HEALTH
     CARE AND HOUSING PROJECTS, RESPECTIVELY.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           293,728,707   283,552,263

Interest receivable                                                   4,589,956

Receivable for shares of Beneficial Interest subscribed                 208,909

Receivable for investment securities sold                                44,800

Prepaid expenses                                                         15,839

                                                                    288,411,767
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           211,800

Cash overdraft due to Custodian                                         271,423

Payable for investment securities purchased                           1,949,560

Payable for shares of Beneficial Interest redeemed                      281,381

Accrued expenses                                                          1,367

                                                                      2,715,531
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      285,696,236
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     298,345,536

Accumulated net realized gain (loss) on investments                 (2,472,856)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                   (10,176,444)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      285,696,236

NET ASSET VALUE PER SHARE


                                                                              Class A               Class B             Class C
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                                            228,669,057             52,833,283           4,193,896

Shares Outstanding                                                         19,340,598              4,467,574             354,470
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   11.82                  11.83               11.83

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     16,876,377

EXPENSES:

Management fee--Note 3(a)                                            1,586,576

Shareholder servicing costs--Note 3(c)                                 932,545

Distribution fees--Note 3(b)                                           286,133

Professional fees                                                       43,239

Custodian fees                                                          30,682

Registration fees                                                       22,433

Prospectus and shareholders' reports                                    18,552

Trustees' fees and expenses--Note 3(d)                                   8,538

Loan commitment fees--Note 2                                             4,152

Miscellaneous                                                           15,607

TOTAL EXPENSES                                                       2,948,457

INVESTMENT INCOME--NET                                              13,927,920
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (2,543,818)

Net unrealized appreciation (depreciation) on investments              100,196

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (2,443,622)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,484,298

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                             -----------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         13,927,920           14,103,258

Net realized gain (loss) on investments        (2,543,818)             819,361

Net unrealized appreciation (depreciation)
   on investments                                 100,196            3,607,811

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,484,298           18,530,430
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                               (11,468,607)         (11,920,135)

Class B shares                                (2,254,711)          (2,060,024)

Class C shares                                  (162,072)            (123,099)

Net realized gain on investments:

Class A shares                                  (467,926)              (3,793)

Class B shares                                  (101,220)                (722)

Class C shares                                    (8,114)                 (44)

TOTAL DIVIDENDS                              (14,462,650)         (14,107,817)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 21,924,868          15,583,231

Class B shares                                 16,516,054          11,960,918

Class C shares                                  1,517,648           1,464,354

Dividends reinvested:

Class A shares                                  7,206,056           7,148,581

Class B shares                                  1,169,322           1,118,330

Class C shares                                    104,625              70,282

Cost of shares redeemed:

Class A shares                               (26,197,602)         (27,525,182)

Class B shares                               (11,393,958)          (9,697,281)

Class C shares                                  (642,532)            (527,492)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      10,204,481             (404,259)

TOTAL INCREASE (DECREASE) IN NET ASSETS        7,226,129            4,018,354
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           278,470,107          274,451,753

END OF PERIOD                                 285,696,236          278,470,107

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended April 30,
                                               ---------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,824,089           1,300,857

Shares issued for dividends reinvested            601,386             597,968

Shares redeemed                               (2,196,093)          (2,304,764)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     229,382            (405,939)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     1,372,432             998,608

Shares issued for dividends reinvested             97,576              93,541

Shares redeemed                                 (947,376)            (812,211)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     522,632              279,938
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       126,462              122,363

Shares issued for dividends reinvested              8,721                5,871

Shares redeemed                                   (53,984)             (44,161)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      81,199               84,073

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 445,075 CLASS B SHARES REPRESENTING $5,364,714 WERE AUTOMATICALLY CONVERTED TO 445,091 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 347,385 CLASS B SHARES REPRESENTING $4,152,891 WERE AUTOMATICALLY CONVERTED TO 347,504 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                           Year Ended April 30,
                                                           ------------------------------------------------------------------------
CLASS A SHARES                                                2002(a)           2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                          11.94          11.74          12.94          13.05         12.70

Investment Operations:

Investment income--net                                          .59(b)         .62            .63            .65           .67

Net realized and unrealized gain (loss)
   on investments                                              (.10)           .20          (1.10)           .09           .50

Total from Investment Operations                                .49            .82           (.47)           .74          1.17

Distributions:

Dividends from investment income--net                          (.59)          (.62)          (.63)          (.65)         (.67)

Dividends from net realized gain
   on investments                                              (.02)          (.00)(c)       (.10)          (.20)         (.15)

Total Distributions                                            (.61)          (.62)          (.73)          (.85)         (.82)

Net asset value, end of period                                11.82          11.94          11.74          12.94         13.05
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                            4.19           7.14          (3.61)          5.76          9.40
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         .92            .91            .91            .90           .90

Ratio of net investment income
   to average net assets                                       4.93           5.22           5.16           4.97          5.12

Portfolio Turnover Rate                                       35.83          14.74          28.37          29.30         18.12
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       228,669        228,111        229,184        264,255       262,560

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.92% TO  4.93%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended April 30,
                                                           ------------------------------------------------------------------------
CLASS B SHARES                                                2002(a)           2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          11.94          11.74         12.94          13.05         12.70

Investment Operations:

Investment income--net                                          .53(b)         .56           .56            .58           .60

Net realized and unrealized gain (loss)
   on investments                                              (.09)           .20         (1.10)           .09           .50

Total from Investment Operations                                .44            .76          (.54)           .67          1.10

Distributions:

Dividends from investment income--net                          (.53)          (.56)         (.56)          (.58)         (.60)

Dividends from net realized gain
   on investments                                              (.02)          (.00)(c)      (.10)          (.20)         (.15)

Total Distributions                                            (.55)          (.56)         (.66)          (.78)         (.75)

Net asset value, end of period                                11.83          11.94         11.74          12.94         13.05
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                            3.75           6.60         (4.12)          5.20          8.83
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        1.43           1.42          1.43           1.42          1.42

Ratio of net investment income
   to average net assets                                       4.41           4.69          4.62           4.44          4.59

Portfolio Turnover Rate                                       35.83          14.74         28.37          29.30         18.12
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        52,833         47,095        43,044         59,806        50,141

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.39% TO  4.41%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                           Year Ended April 30,
                                                              ---------------------------------------------------------------------
CLASS C SHARES                                                2002(a)           2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          11.94          11.75          12.95          13.06         12.71

Investment Operations:

Investment income--net                                          .50(b)         .53            .54            .55           .57

Net realized and unrealized gain (loss)
   on investments                                              (.09)           .19          (1.10)           .09           .50

Total from Investment Operations                                .41            .72           (.56)           .64          1.07

Distributions:

Dividends from investment income--net                          (.50)          (.53)          (.54)          (.55)         (.57)

Dividends from net realized gain
   on investments                                              (.02)          (.00)(c)       (.10)          (.20)         (.15)

Total Distributions                                            (.52)          (.53)          (.64)          (.75)         (.72)

Net asset value, end of period                                11.83          11.94          11.75          12.95         13.06
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                            3.48           6.23          (4.32)          4.93          8.55
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        1.67           1.67           1.65           1.66          1.67

Ratio of net investment income
   to average net assets                                       4.15           4.43           4.41           4.15          4.29

Portfolio Turnover Rate                                       35.83          14.74          28.37          29.30         18.12
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         4,194          3,264          2,223          3,235         1,618

(A)  AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A
DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED APRIL 30, 2002 WAS
TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE
THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.13% TO 4.15%.

PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MAY 1, 2001
HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company that, effective May 17, 2001, offers eleven series including the Maryland Series (the "fund"). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $34,512 during the period ended April 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At April 30, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $68,600, accumulated capital losses $519,666 and unrealized depreciation $10,109,243. In addition, the fund had $2,021,790 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, $519,666 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2002 and April 30, 2001 were as follows: tax exempt income $13,885,390 and $14,103,258, ordinary income $31,692 and $4,559 and long-term capital gains $545,568 and $0, respectively.

During the period ended April 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $153,368, increased accumulated net realized gain (loss) on investments by $55,802 and increased paid-in capital by $97,566. Net assets were not affected by this reclassification,


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $126,193 during the period ended April 30, 2002, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2002, Class B and Class C shares were charged $256,709 and $29,424, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institu-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

tion or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B and Class C shares were charged $583,009, $128,354 and $9,808, respectively, pursuant to the Shareholder
Services    Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $127,222 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $110,696,545 and $100,185,956, respectively.

At April 30, 2002, the cost of investments for Federal income tax purposes was $293,661,506; accordingly, accumulated net unrealized depreciation on investments was $10,109,243, consisting of $6,581,520 gross unrealized appreciation and $16,690,763 gross unrealized depreciation.


NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premium on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $110,838 increase in accumulated undistributed investment income-net and a corresponding $110,838 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001.

The effect of this change for the year ended April 30, 2002 was to increase net investment income by $42,530, increase net unrealized appreciation (depreciation) by $43,636 and decrease net realized gains (losses) by $86,166.
The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Maryland Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Maryland Series (one of the Funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Maryland Series at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2002:

  -- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal income tax, and for individuals who are Maryland residents, Maryland personal income taxes), and

  -- the fund hereby designates $.0224 per share as a long-term capital gain distribution of the $.0237 per share paid on December 7, 2001.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

CLIFFORD L. ALEXANDER (68)

BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981--present)

* Chairman of the Board of Moody's Corporation (October 2000--Present)

* Chairman of the Board and Chief Executive Officer (October 1999--September
  2000) and Director (February 1993--September 1999) of The Dun and Bradstreet Corporation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* IMS Health, a service provider of marketing information and information technology, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49


PEGGY C. DAVIS (58)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983--present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

                              --------------

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

ERNEST KAFKA (69)

BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962--present)

* Instructor at the New York Psychoanalytic Institute (1981--present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School (1987--2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

NATHAN LEVENTHAL (58)

BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997--Present)

* President of Lincoln Center for the Performing Arts, Inc (March 1984--December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old, and has been an employee of the Manager since February 1984.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 59 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


NOTES

                    For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Maryland Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                      Transfer Agent
                      & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



 To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  052AR0402


================================================================================


Dreyfus Premier State
Municipal Bond Fund,
Massachusetts Series



ANNUAL REPORT April 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                           Massachusetts Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, Massachusetts Series, covering the 12-month period from May 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, an energy crisis in California and the first calendar quarter of U.S. economic contraction in about 10 years. Municipal bonds generally benefited from some of these events and were hurt by others. Many investors who attempted to profit from the market's short-term gyrations found that the market moved faster than they could.

Indeed, as many professionals can attest, the municipal bond market's direction becomes clearer only when viewed from a perspective measured in years, not weeks or months. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Massachusetts Series, perform relative to its benchmark?

For the 12-month period ended April 30, 2002, the fund achieved a total return of 6.25% for Class A shares, 5.61% for Class B shares and 5.39% for Class C shares.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  7.00%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper Massachusetts Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 6.20% .(3) The fund' s benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund' s performance during the reporting period to changing market conditions. Early in the reporting period, the fund and market benefited from falling interest rates in a slowing economy. However, market weakness late in the reporting period offset some of those earlier gains.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Massachusetts state income tax without undue risk. To achieve this objective, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the municipal bond market. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to potentially provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer and any provisions for early redemption.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second,  we  actively  manage  the  fund's  average  duration  --  a measure of sensitivity to changing interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's average duration to make cash
available   for   the  purchase  of  potentially  higher  yielding  securities.
Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. and Massachusetts economies had already slowed considerably, with the downturn driven by reduced capital spending, eroded corporate earnings and climbing unemployment. These weak economic conditions were further intensified by the September 11 terrorist attacks. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by aggressively reducing short-term interest rates, which fell to their lowest level in 40 years. As interest rates and bond yields declined, municipal bond prices generally rose, benefiting the fund's performance.

During the first half of the reporting period, when the economy was slowing, we focused on income-oriented bonds with maturities in the 20- to 25-year range. By the second half of the reporting period, however, with interest rates already at historically low levels, we began to shift our focus to the lower end of that range in order to guard against the possibility of market declines. This change proved beneficial when the Fed suggested in early 2002 that an economic recovery was underway. Many investors interpreted these comments as a signal that the next move would be toward higher interest rates. While we do not anticipate rate hikes in the immediate future, these expectations were nonetheless factored into municipal bond prices, erasing a portion of the fund's earlier gains.

In addition, the fund's performance was hurt during the reporting period by recession-related price declines in tax-exempt bonds issued to finance a waste-recovery facility in Massachusetts. In our opinion, these price declines were unwarranted. The affected bonds have since rebounded from their lows and continue to pay highly competitive levels of income. However, they have not yet reached pre-attack price levels.

What is the fund's current strategy?

As was the case for many states, Massachusetts received less tax revenue than it originally anticipated as the U.S. economy weakened. However, because of its strong residential tax base, we believe that Massachusetts should emerge from the recession in relatively good fiscal shape. Nonetheless, we have generally avoided the state' s general obligation debt, preferring instead to focus on bonds issued by localities where tax revenues are derived primarily from property taxes, not income taxes.

We recently adopted a moderately defensive stance by reducing the fund's average duration to a point that, at times, is slightly shorter than that of its peer group average. Our security selection strategy has also been relatively defensive, focusing on highly rated, income-oriented bonds selling at modest premiums to their face values. These "cushion bonds" tend to be resistant to market declines in the event that inflationary pressures emerge or the supply of new securities outpaces investor demand. Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Massachusetts Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES ON 4/30/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MASSACHUSETTS MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MASSACHUSETTS MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/02

                                                  Inception                                                           From
                                                     Date           1 Year         5 Years         10 Years        Inception
--------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                     1.51%           4.44%           5.55%
WITHOUT SALES CHARGE                                                 6.25%           5.41%           6.04%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))             1/15/93          1.61%           4.52%            --         5.27% ((+)(+))

WITHOUT REDEMPTION                                  1/15/93          5.61%           4.85%            --         5.27% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))       8/15/95          4.39%           4.57%            --         4.78%
WITHOUT REDEMPTION                                  8/15/95          5.39%           4.57%            --         4.78%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))       THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES
            IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))    ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
            END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2002



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.2%                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--82.9%

Boston Industrial Development Financing Authority

  Sewer Facility Revenue

   (Harbor Electric Energy Co. Project) 7.375%, 5/15/2015                                     2,500,000                2,534,450

Greater Lawrence Sanitation District

   5.75%, 6/15/2014 (Insured; MBIA)                                                           1,425,000                1,567,714

Massachusetts Bay Transportation Authority,

  General Transportation Systems

   7%, 3/1/2021                                                                               1,000,000                1,230,530

Massachusetts Development Finance Agency, Revenue:

   (Belmont Hill School) 5.375%, 9/1/2023                                                     2,000,000                2,004,900

   (Boston University) 6%, 5/15/2059                                                          2,325,000                2,422,511

   (Landmark School) 5.25%, 6/1/2029                                                          1,100,000                1,068,232

Massachusetts Education Loan Authority,

  Education Loan Revenue:

      7.75%, 1/1/2008 (Insured; MBIA)                                                           455,000                  457,170

      5.85%, 7/1/2014 (Insured; AMBAC)                                                        1,010,000                1,065,318

Massachusetts Health and Educational

  Facilities Authority, Revenue:

      (Caritas Christi Obligation) 6.75%, 7/1/2016                                            1,500,000                1,585,440

      (Community College Program)

         5.25%, 10/1/2026 (Insured; AMBAC)                                                    2,845,000                2,855,441

      Healthcare Systems (Covenant Health) 6%, 7/1/2022                                       2,000,000                2,029,140

      (Massachusetts Institute of Technology) 5.5%, 7/1/2022                                  2,000,000                2,129,940

      (Partners Healthcare System) 5.75%, 7/1/2032                                            2,000,000                2,015,900

      (Schepens Eye Research) 6.50%, 7/1/2028                                                 2,145,000                2,237,986

      (Tufts University):

         5.50%, 8/15/2018                                                                     1,625,000                1,762,995

         5.25%, 2/15/2030                                                                     1,680,000                1,686,317

      (Wellesley College) 5.125%, 7/1/2039                                                    2,500,000                2,437,000

Massachusetts Housing Finance Agency, Housing Development

   5.40%, 6/1/2020 (Insured; MBIA)                                                            1,200,000                1,194,732

Massachusetts Industrial Finance Agency, Revenue:

  Health Care Facility (Health Foundation, Inc. Project)

      6.75%, 12/1/2027                                                                        1,000,000                  918,290

   Resource Recovery (Ogden Haverhill Project)

      5.60%, 12/1/2019                                                                        1,000,000                  788,900

   (Water Treatment-American Hingham)
      6.95%, 12/1/2035                                                                        3,000,000                3,095,370

Massachusetts Water Pollution Abatement Trust,

  Water Pollution Abatement Revenue

   (New Bedford Program) 4.75%, 2/1/2026 (Insured; FGIC)                                      1,250,000                1,158,425


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Narragansett Regional School District

   6.50%, 6/1/2016 (Insured; AMBAC)                                                           1,205,000                1,381,822

New England Educational Loan Marketing Corporation

   Student Loan Revenue 6.90%, 11/1/2009                                                      1,000,000                1,133,020

Plymouth County, COP (Correctional Facility)

   5.125%, 10/1/2018 (Insured; AMBAC)                                                         1,375,000                1,395,694

Route 3 North Transportation Improvement Association, LR:

   5.75%, 6/15/2018 (Insured; MBIA)                                                           2,000,000                2,139,660

   5.375%, 6/15/2033 (Insured; MBIA)                                                          1,000,000                1,008,450

Westfield 6.50%, 5/1/2017 (Insured; FGIC)                                                     1,750,000                2,006,095

U.S. RELATED--16.3%

Commonwealth of Puerto Rico
   6%, 7/1/2014 (Prerefunded 7/1/2002)                                                        1,000,000  (a)           1,022,530

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      8.786%, 7/1/2009                                                                        1,000,000  (b)           1,054,620

      8.886%, 7/1/2010                                                                        1,000,000  (b)           1,054,360

Puerto Rico Public Buildings Authority,

  Guaranteed Government Facilities Revenue:

      6.25%, 7/1/2015 (Insured; AMBAC)                                                        1,100,000                1,290,223

      5.75%, 7/1/2022                                                                         1,900,000                2,035,621

Virgin Islands Public Finance Authority, Revenue

   7.25%, 10/1/2018 (Prerefunded 10/1/2002)                                                   2,750,000  (a)           2,870,284

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $55,237,823)                                                                                                 56,639,080
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.9%
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS;

Massachusetts Health and Educational Facilities Authority,

  Revenue, VRDN (Capital Assets Program)

   1.65% (Insured; MBIA) (cost $2,200,000)                                                    2,200,000  (c)           2,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $57,437,823)                                                              103.1%              58,839,080

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (3.1%)             (1,747,489)

NET ASSETS                                                                                        100.0%              57,091,591

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

 Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                             Company

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              40.3

AA                               Aa                              AA                                               19.6

A                                A                               A                                                21.9

BBB                              Baa                             BBB                                              12.9

F-1+, F-1                        MIG1, VMIG1 & P1                SP1 & A1                                          3.7

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     1.6

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT APRIL 30, 2002, THE FUND HAD $19,022,844  (33.3% OF NET ASSETS) INVESTED
     IN SECURITIES  WHOSE  PAYMENT OF PRINCIPAL  AND INTEREST IS DEPENDENT  UPON
     REVENUES GENERATED FROM EDUCATION PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  57,437,823  58,839,080

Cash                                                                     71,762

Interest receivable                                                     990,193

Receivable for shares of Beneficial Interest subscribed                 101,887

Prepaid expenses                                                         13,440

                                                                     60,016,362
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            39,166

Payable for investment securities purchased                           2,866,623

Accrued expenses                                                         18,982

                                                                      2,924,771
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       57,091,591
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      55,941,977

Accumulated net realized gain (loss) on investments                    (251,643)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      1,401,257
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       57,091,591

NET ASSET VALUE PER SHARE

                                                                              Class A        Class B        Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             51,756,045      4,610,769        724,777

Shares Outstanding                                                          4,580,938        408,281         64,092
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   11.30          11.29          11.31

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,228,035

EXPENSES:

Management fee--Note 3(a)                                              315,675

Shareholder servicing costs--Note 3(c)                                 183,416

Distribution fees--Note 3(b)                                            25,729

Registration fees                                                       19,198

Prospectus and shareholders' reports                                    10,062

Professional fees                                                        9,757

Custodian fees                                                           7,857

Trustees' fees and expenses--Note 3(d)                                   1,734

Loan commitment fees--Note 2                                               739

Miscellaneous                                                            7,921

TOTAL EXPENSES                                                         582,088

INVESTMENT INCOME--NET                                               2,645,947
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,027,740

Net unrealized appreciation (depreciation) on investments             (253,612)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 774,128

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,420,075

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                              ----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,645,947           2,901,805

Net realized gain (loss) on investments         1,027,740             375,827

Net unrealized appreciation (depreciation)
   on investments                                (253,612)          2,014,909

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,420,075           5,292,541
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,437,931)         (2,678,506)

Class B shares                                   (182,149)           (214,937)

Class C shares                                    (18,338)             (8,362)

TOTAL DIVIDENDS                                (2,638,418)         (2,901,805)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  4,221,628           4,881,079

Class B shares                                  1,269,321             671,135

Class C shares                                    410,839             227,612

Dividends reinvested:

Class A shares                                  1,402,266           1,555,736

Class B shares                                     91,254             125,040

Class C shares                                      7,152               4,841

Cost of shares redeemed:

Class A shares                                 (6,124,881)         (7,956,540)

Class B shares                                 (1,391,650)         (1,074,757)

Class C shares                                    (72,305)             (2,055)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS         (186,376)         (1,567,909)

TOTAL INCREASE (DECREASE) IN NET ASSETS           595,281             822,827
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            56,496,310          55,673,483

END OF PERIOD                                  57,091,591          56,496,310

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended April 30,
                                                --------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       370,287             444,432

Shares issued for dividends reinvested            123,472             140,893

Shares redeemed                                  (539,175)           (719,509)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (45,416)           (134,184)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       112,357              60,527

Shares issued for dividends reinvested              8,036              11,336

Shares redeemed                                  (122,057)            (96,997)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (1,664)            (25,134)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        36,476              20,027

Shares issued for dividends reinvested                629                 435

Shares redeemed                                    (6,452)               (192)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      30,653              20,270

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 68,194 CLASS B SHARES REPRESENTING $782,227, WERE AUTOMATICALLY CONVERTED TO 68,151 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 58,168 CLASS B SHARES REPRESENTING $647,751 WERE AUTOMATICALLY CONVERTED TO 58,135 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                         Year Ended April 30,
                                                          --------------------------------------------------------------------------
CLASS A SHARES                                             2002(a)           2001            2000            1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   11.14             10.69           11.68           11.75          11.40

Investment Operations:

Investment income--net                                   .53(b)            .56             .57             .59            .61

Net realized and unrealized gain (loss)
   on investments                                        .16               .45            (.98)            .11            .40

Total from Investment Operations                         .69              1.01            (.41)            .70           1.01

Distributions:

Dividends from investment income--net                   (.53)             (.56)           (.57)           (.59)          (.61)

Dividends from net realized gain
   on investments                                         --                --            (.01)           (.18)          (.05)

Total Distributions                                     (.53)             (.56)           (.58)           (.77)          (.66)

Net asset value, end of period                         11.30             11.14           10.69           11.68          11.75
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                     6.25              9.63           (3.42)           6.08           9.04
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .97               .96             .98             .93            .91

Ratio of net investment income
   to average net assets                                4.66              5.09            5.22            4.97           5.23

Portfolio Turnover Rate                                58.32             51.41           57.94           47.11          48.69
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 51,756            51,557          50,885          62,958         60,529

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.64% TO  4.66%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended April 30,
                                                            ------------------------------------------------------------------------
CLASS B SHARES                                               2002(a)           2001            2000            1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    11.14             10.68           11.67           11.75          11.40

Investment Operations:

Investment income--net                                    .46(b)            .50             .52             .53            .55

Net realized and unrealized gain (loss)
   on investments                                         .16               .46            (.98)            .10            .40

Total from Investment Operations                          .62               .96            (.46)            .63            .95

Distributions:

Dividends from investment income--net                    (.47)             (.50)           (.52)           (.53)          (.55)

Dividends from net realized gain
   on investments                                          --                --            (.01)           (.18)          (.05)

Total Distributions                                      (.47)             (.50)           (.53)           (.71)          (.60)

Net asset value, end of period                          11.29             11.14           10.68           11.67          11.75
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                      5.61              9.18           (3.93)           5.46           8.49
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  1.48              1.48            1.49            1.43           1.42

Ratio of net investment income
   to average net assets                                 4.13              4.57            4.70            4.46           4.71

Portfolio Turnover Rate                                 58.32             51.41           57.94           47.11          48.69
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   4,611             4,566           4,648           6,733          6,584

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.12% TO  4.13%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                            Year Ended April 30,
                                                          -------------------------------------------------------------------------
CLASS C SHARES                                              2002(a)            2001            2000            1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    11.15              10.70           11.69           11.76          11.41

Investment Operations:

Investment income--net                                    .42(b)             .46             .49             .50            .52

Net realized and unrealized gain (loss)
   on investments                                         .17                .45            (.98)            .11            .40

Total from Investment Operations                          .59                .91            (.49)            .61            .92

Distributions:

Dividends from investment income--net                    (.43)              (.46)           (.49)           (.50)          (.52)

Dividends from net realized gain
   on investments                                          --                 --            (.01)           (.18)          (.05)

Total Distributions                                      (.43)              (.46)           (.50)           (.68)          (.57)

Net asset value, end of period                          11.31              11.15           10.70           11.69          11.76
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                      5.39               8.65           (4.16)           5.28           8.22
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  1.72               1.79            1.68            1.70           1.64

Ratio of net investment income
   to average net assets                                 3.81               4.18            4.51            4.06           4.51

Portfolio Turnover Rate                                 58.32              51.41           57.94           47.11          48.69
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     725                373             141             345              1

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  3.79% TO  3.81%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series including the Massachusetts Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. , which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $7,826 during the period ended April 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At April 30, 2002, the components of accumulated earnings on a tax basis were as
follows:   accumulated  capital  losses  $251,643  and  unrealized  appreciation
$1,409,398.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, $251,643 of the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2002 and April 30, 2001, were as follows: tax exempt income $2,638,418 and $2,901,805, respectively.

During the period ended April 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $22,575, decreased accumulated net realized gain (loss) on investments by $5,770 and increased paid-in capital by $28,345. Net assets were not affected by this reclassification.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

The Distributor retained $20,673 during the period ended April 30, 2002, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2002, Class B and Class C shares were charged $22,103 and $3,626, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to share-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

holder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B and Class C shares were charged $131,228, $11,052 and $1,209, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $24,037 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $34,699,905 and $32,361,265, respectively.

At April 30, 2002, the cost of investments for Federal income tax purposes was $57,429,682; accordingly, accumulated net unrealized appreciation on investments was $1,409,398, consisting of $1,905,230 gross unrealized appreciation and $495,832 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $15,046 increase in accumulated undistributed investment income-net and a corresponding $15,046 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001.

The effect of this change for the period ended April 30, 2002 was to increase net investment income by $7,529, increase net unrealized appreciation (depreciation) by $6,906, and decrease net realized gains (losses) by $14,435.
The statement of changes in net assets and financial highlights for prior periods, have not been restated to reflect this change in presentation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund,  Massachusetts Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series (one of the Funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Massachusetts Series at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2002 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander (68)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981--present)

* Chairman of the Board of Moody's Corporation (October 2000--Present)

* Chairman of the Board and Chief Executive Officer (October 1999--September
  2000) and Director (February 1993--September 1999) of The Dun and Bradstreet Corporation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* IMS Health, a service provider of marketing information and information technology, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

Peggy C. Davis (58)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983--present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Ernest Kafka (69)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962--present)

* Instructor at the New York Psychoanalytic Institute (1981--present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School (1987--2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Nathan Leventhal (58)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997--Present)

* President of Lincoln Center for the Performing Arts, Inc (March 1984--December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old, and has been an employee of the Manager since February 1984.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 59 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


                   For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Massachusetts Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent
                        & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard Uniondale,
NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  063AR0402

================================================================================


 Dreyfus Premier State
 Municipal Bond Fund,
 Michigan Series



 ANNUAL REPORT April 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                                Michigan Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, Michigan Series, covering the 12-month period from May 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, an energy crisis in California and the first calendar quarter of U.S. economic contraction in about 10 years. Municipal bonds generally benefited from some of these events and were hurt by others. Many investors who attempted to profit from the market's short-term gyrations found that the market moved faster than they could.

Indeed, as many professionals can attest, the municipal bond market's direction becomes clearer only when viewed from a perspective measured in years, not weeks or months. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Michigan Series, perform relative to its benchmark?

For the 12-month period ended April 30, 2002, the fund achieved a total return of 6.72% for Class A shares, 6.11% for Class B shares and 5.93% for Class C shares.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  7.00%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper Michigan Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 6.32%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The municipal bond market was marked by considerable volatility during the reporting period. During the reporting period's first half, prices generally rose as interest rates fell in a slowing economy. Later, prices fell when the U.S. economy began to recover. We are pleased with the fund's performance relative to its Lipper category average, which we attribute to the fund's relatively defensive positioning during the second half of the reporting period.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Michigan state income tax without undue risk. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds historically issued by Michigan. Based on that assessment, we select the individual Michigan tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's

                                                                 The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

yield, price, age, creditworthiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with that of other Michigan municipal bond funds.

What other factors influenced the fund's performance?

Anemic corporate profits in early and mid-2001 led to dramatic reductions in capital spending, widespread layoffs and an economic slowdown. These conditions were intensified by the September 11 terrorist attacks. In response, the Federal Reserve Board (the "Fed") reduced short-term interest rates, which by year-end 2001 fell to their lowest levels in 40 years.

During 2001, tax-exempt bond yields fell along with interest rates, and prices rose, boosting the fund's total returns. However, because we had expected the economy to begin to improve during the fall of 2001, the fund had already adopted a relatively defensive stance. Its performance was impacted when the September 11 attacks postponed any potential for recovery and the Fed cut interest rates further.

The fund more than made up for any lost ground during the second half of the reporting period. Signs of economic recovery began to appear in early 2002, and the economy gained momentum through the first four months of the year. The Fed responded by keeping interest rates steady. However, because investors apparently expected interest rates to rise in the relatively near future, municipal bond prices generally fell. The fund' s defensive positioning -- which included a focus on income-oriented securities with protection from early redemption -- helped it avoid the brunt of those declines.

What is the fund's current strategy?

We have continued to maintain a relatively defensive stance, emphasizing income-oriented bonds in the 20- to 25-year range. As of April 30, 2002, the fund was less sensitive to changes in interest rates than the majority of its peers. In our view, this stance is prudent since bond issuance is likely to increase as states and municipalities borrow to finance their budget deficits, which could cause municipal bond yields to rise in Michigan and elsewhere.

Although Michigan was affected by the weak U.S. economy, leading to a projected state budget deficit, we believe that the state remains fiscally sound. Nonetheless, we have recently favored bonds of local municipalities, where tax revenues are derived from property taxes, over Michigan's uninsured general obligation bonds, which are backed by income taxes. Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MICHIGAN RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Michigan Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES ON 4/30/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MICHIGAN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MICHIGAN MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/02


                                                   Inception                                                           From
                                                      Date            1 Year         5 Years        10 Years        Inception
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                      1.91%           4.45%           5.91%
WITHOUT SALES CHARGE                                                  6.72%           5.42%           6.40%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))              1/15/93          2.11%           4.55%            --         5.65% ((+)(+))

WITHOUT REDEMPTION                                   1/15/93          6.11%           4.89%            --         5.65% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))        8/15/95          4.93%           4.62%            --         4.98%
WITHOUT REDEMPTION                                   8/15/95          5.93%           4.62%            --         4.98%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))       THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES
            IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))    ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
            END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2002



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--93.5%                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Allegan Hospital Finance Authority, HR
  (Allegan General Hospital):

      6.875%, 11/15/2017                                                                      4,460,000                4,453,488

      7%, 11/15/2021                                                                            800,000                  800,512

Anchor Bay School District, Building and Site 6%, 5/1/2023

   (Insured; FGIC) (Prerefunded 5/1/2009)                                                     1,500,000  (a)           1,699,755

Brighton Area School District:

   Zero Coupon, 5/1/2014 (Insured: AMBAC)                                                     8,000,000                4,448,400

   Zero Coupon, 5/1/2020 (Insured: AMBAC)                                                     5,000,000                1,889,200

Capital Region Airport Authority, Airport Revenue

  6.70%, 7/1/2021

   (Insured; MBIA) (Prerefunded 7/1/2002)                                                     2,500,000  (a)           2,570,475

Chippewa County Hospital Finance Authority, Revenue

   5.625%, 11/1/2014                                                                          1,225,000                1,162,304

Clarkston Community School

   5.75%, 5/1/2016 (Insured; FGIC) (Prerefunded 5/1/2005)                                     1,340,000  (a)           1,463,186

Detroit:

   (Unlimited Tax) 6.35%, 4/1/2014                                                            2,590,000                2,719,267

   Water Supply Systems Revenue:

      11.17%, 7/1/2022 (Insured; FGIC)                                                        1,500,000  (b)           1,576,785

      Senior Lien 5.75%, 7/1/2028 (Insured; FGIC)                                             4,000,000                4,224,880

Dickinson County Healthcare System, HR:

   5.50%, 11/1/2013                                                                           3,715,000                3,634,570

   5.50%, 11/1/2013 (Insured; ACA)                                                            2,000,000                2,058,900

   5.70%, 11/1/2018 (Insured; ACA)                                                            3,000,000                3,034,440

Fowlerville Community Schools School District

  5.60%, 5/1/2016

   (Insured; MBIA) (Prerefunded 5/1/2007)                                                     2,995,000  (a)           3,297,525

Grand Rapids Housing Finance Authority,
   Multi-Family Revenue

   7.625%, 9/1/2023 (Collateralized; FNMA)                                                    1,000,000                1,052,600

Grand Valley State University, Revenue

   5.25%, 12/1/2020 (Insured; FGIC)                                                           3,000,000                3,038,130

Huron Valley School District

   Zero Coupon, 5/1/2018 (Insured; FGIC)                                                      6,370,000                2,740,820

Kalamazoo Hospital Finance Authority,

  Hospital Facilities Revenue (Borgess Medical Center)

   6.25%, 6/1/2014 (Insured; FGIC)                                                            2,000,000                2,332,620


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Kent County, Airport Facilities Revenue

  (Kent County International Airport):

      5.90%, 1/1/2012 (Prerefunded 1/1/2005)                                                  1,145,000  (a)           1,247,409

      5.90%, 1/1/2013 (Prerefunded 1/1/2005)                                                  1,095,000  (a)           1,192,937

      6.10%, 1/1/2025 (Prerefunded 1/1/2005)                                                  3,000,000  (a)           3,283,590

Lake Orion Community School District

   5.80%, 5/1/2015 (Insured; AMBAC)                                                           2,085,000                2,205,367

Leslie Public Schools (Ingham and Jackson Counties)

  Building and Site 6%, 5/1/2015

   (Insured; AMBAC) (Prerefunded 5/1/2005)                                                    1,000,000  (a)           1,099,070

Michigan Building Authority, Lease Revenue

   7.87% 10/15/2017                                                                           5,000,000  (b,c)         5,458,250

Michigan Higher Education Student Loan Authority,

  Student Loan Revenue:

      6.875%, 10/1/2007 (Insured; AMBAC)                                                      2,250,000                2,274,503

      6.125%, 9/1/2010                                                                        1,520,000                1,557,225

Michigan Hospital Finance Authority, HR:

   (Crittenton Hospital) 6.70%, 3/1/2007                                                      2,250,000                2,323,417

   (Detroit Medical Center) 8.125%, 8/15/2012                                                    75,000                   75,100

   (Genesys Health Systems)

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               5,000,000  (a)           5,933,250

   (Trinity Healtheast) 6%, 12/1/2027 (Insured; AMBAC)                                        3,500,000                3,697,190

Michigan Housing Development Authority

   6.75%, 12/1/2014                                                                           1,625,000                1,688,424

Michigan Housing Representatives, COP:

   Zero Coupon, 8/15/2022 (Insured; AMBAC)                                                    7,325,000                2,389,708

   Zero Coupon, 8/15/2023 (Insured; AMBAC)                                                    2,615,000                  802,308

Michigan Municipal Bond Authority, Revenue

  (State Revolving Fund):

      6.50%, 10/1/2014 (Prerefunded 10/1/2004)                                                2,500,000  (a)           2,783,200

      6.50%, 10/1/2017 (Prerefunded 10/1/2004)                                                3,500,000  (a)           3,896,480

Michigan Strategic Fund, Limited Obligation Revenue:

  (Ledyard Association Ltd. Partnership Project)

    6.25%, 10/1/2011

      (Insured; ITT Lyndon Property Insurance Co.)                                            3,075,000                3,323,614

   (Northeastern Community Mental Health Foundation)

      8.25%, 1/1/2009                                                                           990,000                1,000,939

   SWDR (Genesee Power Station Project) 7.50%, 1/1/2021                                       3,000,000                2,902,650

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Monroe County, PCR (Detroit Edison Project)

   6.55%, 6/1/2024 (Insured; MBIA)                                                            1,700,000                1,793,721

Monroe County Economic Development Corp, Ltd. Obligation

  Revenue (Detroit Edison Co. Project)

   6.95%, 9/1/2022 (Insured; FGIC)                                                            2,000,000                2,476,160

Northville, Special Assessment (Wayne County)

   7.875%, 1/1/2006                                                                           1,015,000                1,019,862

Pontiac Tax Increment Finance Authority, Revenue

   6.375%, 6/01/2031                                                                          3,170,000                3,073,664

Redford Unified School District

   5.50%, 5/1/2015 (Insured; AMBAC)                                                           1,260,000                1,375,340

Romulus Community Schools

   Zero Coupon, 5/1/2020 (Insured; FGIC)                                                      1,385,000                  522,394

Romulus Economic Development Corp, Ltd. Obligation EDR

   (Romulus Hir Ltd. Partnership Project)
   7%, 11/1/2015 (Insured; ITT Lyndon
   Property Insurance Co.)                                                                    3,700,000                4,483,475

South Lyon Community Schools (School Building)

   6.375%, 5/1/2018 (Prerefunded 5/1/2002)                                                    1,500,000  (a)           1,530,195

Stockbridge Community Schools

   5.50%, 5/1/2021                                                                              600,000                  618,990

Sturgis Public School District, School Building and

   Site 5.625%, 5/1/2025                                                                      5,085,000                5,260,331

Wayne Charter County, Airport Revenue,

   Special Facilities (Northwest Airlines Inc.)
   6.75%, 12/1/2015                                                                           5,150,000                4,743,820

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $117,576,275)                                                                                               124,230,440
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--4.8%
-----------------------------------------------------------------------------------------------------------------------------------

Michigan Strategic Fund, VRDN

   PCR (Consumer Power Project) 1.70%                                                         4,300,000  (d)           4,300,000

University of Michigan Revenue, VRDN

   (Medical Service Plan) 1.70% (Insured; AMBAC)                                              2,065,000  (d)           2,065,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $6,365,000)                                                                                                   6,365,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $123,941,275)                                                              98.3%             130,595,440

CASH AND RECEIVABLES (NET)                                                                          1.7%               2,315,103

NET ASSETS                                                                                        100.0%             132,910,543


Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                             Company

FNMA                      Federal National Mortgage
                             Association

HR                        Hospital Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%).
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              57.2

AA                               Aa                              AA                                                5.5

A                                A                               A                                                 9.7

BBB                              Baa                             BBB                                               6.1

F1                               Mig1                            SP1                                               4.9

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                    16.6

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY  TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL  30,  2002,  THIS
     SECURITY AMOUNTED TO $5,458,250 OR 4.1% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           123,941,275   130,595,440

Cash                                                                    173,489

Interest receivable                                                   2,147,199

Receivable for shares of Beneficial Interest subscribed                 106,897

Prepaid expenses                                                         15,339

                                                                    133,038,364
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            93,798

Accrued expenses                                                         34,023

                                                                        127,821
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      132,910,543
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     126,957,147

Accumulated net realized gain (loss) on investments                    (700,769)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      6,654,165
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      132,910,543

NET ASSET VALUE PER SHARE

                                                                              Class A      Class B        Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            117,731,500   10,200,899      4,978,144

Shares Outstanding                                                          7,813,786      677,130        330,322
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.07        15.06          15.07

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                       7,755,805

EXPENSES:

Management fee--Note 3(a)                                               736,096

Shareholder servicing costs--Note 3(c)                                  434,473

Distribution fees--Note 3(b)                                             80,360

Professional fees                                                        20,178

Registration fees                                                        19,693

Custodian fees                                                           16,940

Prospectus and shareholders' reports                                     15,408

Trustees' fees and expenses--Note 3(d)                                    3,692

Loan commitment fees--Note 2                                              1,940

Miscellaneous                                                            12,134

TOTAL EXPENSES                                                        1,340,914

INVESTMENT INCOME--NET                                                6,414,891
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               1,364,759

Net unrealized appreciation (depreciation) on investments               826,696

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                2,191,455

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  8,606,346

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                             -----------------------------------
                                                      2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,414,891           6,888,926

Net realized gain (loss) on investments         1,364,759             198,901

Net unrealized appreciation (depreciation)
   on investments                                 826,696           4,473,442

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    8,606,346          11,561,269
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (5,793,346)         (6,279,937)

Class B shares                                   (464,643)           (554,980)

Class C shares                                   (144,058)            (54,009)

TOTAL DIVIDENDS                                (6,402,047)         (6,888,926)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  5,995,109           5,259,177

Class B shares                                  1,554,414           1,460,748

Class C shares                                  3,725,592             592,867

Dividends reinvested:

Class A shares                                  3,249,016           3,514,718

Class B shares                                    186,494             251,842

Class C shares                                     96,944              29,587

Cost of shares redeemed:

Class A shares                                (13,380,288)        (16,759,904)

Class B shares                                 (3,163,246)         (3,817,614)

Class C shares                                   (320,035)           (281,598)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (2,056,000)         (9,750,177)

TOTAL INCREASE (DECREASE) IN NET ASSETS           148,299          (5,077,834)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           132,762,244         137,840,078

END OF PERIOD                                 132,910,543         132,762,244


                                                       Year Ended April 30,
                                                --------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       396,919             358,420

Shares issued for dividends reinvested            215,384             238,396

Shares redeemed                                  (886,738)         (1,139,785)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (274,435)           (542,969)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       102,783              98,990

Shares issued for dividends reinvested             12,363              17,107

Shares redeemed                                  (208,952)           (259,938)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (93,806)           (143,841)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       245,414              39,866

Shares issued for dividends reinvested              6,437               2,001

Shares redeemed                                   (21,390)            (19,063)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     230,461              22,804

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 131,747 CLASS B SHARES REPRESENTING $2,002,876 WERE AUTOMATICALLY CONVERTED TO 131,686 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 126,102 CLASS B SHARES REPRESENTING $1,857,248 WERE AUTOMATICALLY CONVERTED TO 126,093 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended April 30,
                                                         --------------------------------------------------------------------------
CLASS A SHARES                                               2002(a)          2001            2000            1999           1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                     14.82            14.32           15.57           15.61          15.14

Investment Operations:

Investment income--net                                     .73(b)           .75             .76             .78            .80

Net realized and unrealized
   gain (loss) on investments                              .25              .50           (1.16)            .12            .48

Total from Investment Operations                           .98             1.25            (.40)            .90           1.28

Distributions:

Dividends from investment income--net                     (.73)            (.75)           (.76)           (.78)          (.80)

Dividends from net realized gain
   on investments                                           --               --            (.09)           (.16)          (.01)

Total Distributions                                       (.73)            (.75)           (.85)           (.94)          (.81)

Net asset value, end of period                           15.07            14.82           14.32           15.57          15.61
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                       6.72             8.90           (2.56)           5.89           8.55
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    .94              .93             .94             .92            .92

Ratio of net investment income
   to average net assets                                  4.86             5.11            5.18            4.96           5.12

Portfolio Turnover Rate                                  38.11            29.62           29.55           36.17          41.46
-----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  117,732          119,860         123,635         145,764        149,221

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.85% TO  4.86%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended April 30,
                                                         ---------------------------------------------------------------------------
CLASS B SHARES                                               2002(a)          2001            2000            1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       14.82            14.32           15.56           15.61         15.13

Investment Operations:

Investment income--net                                       .65(b)           .68             .69             .70           .72

Net realized and unrealized
   gain (loss) on investments                                .24              .50           (1.15)            .11           .49

Total from Investment Operations                             .89             1.18            (.46)            .81          1.21

Distributions:

Dividends from investment income--net                       (.65)            (.68)           (.69)           (.70)         (.72)

Dividends from net realized gain
   on investments                                             --               --            (.09)           (.16)         (.01)

Total Distributions                                         (.65)            (.68)           (.78)           (.86)         (.73)

Net asset value, end of period                             15.06            14.82           14.32           15.56         15.61
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                         6.11             8.35           (2.98)           5.29          8.08
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.44             1.44            1.44            1.42          1.42

Ratio of net investment income
   to average net assets                                    4.34             4.60            4.66            4.44          4.61

Portfolio Turnover Rate                                    38.11            29.62           29.55           36.17         41.46
-------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     10,201           11,422          13,101          22,338        20,938

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.33% TO  4.34%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended April 30,
                                                           -------------------------------------------------------------------------
CLASS C SHARES                                               2002(a)           2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       14.82             14.33           15.57          15.61         15.14

Investment Operations:

Investment income--net                                       .62(b)            .64             .65            .66           .67

Net realized and unrealized
   gain (loss) on investments                                .25               .49           (1.15)           .12           .48

Total from Investment Operations                             .87              1.13            (.50)           .78          1.15

Distributions:

Dividends from investment income--net                       (.62)             (.64)           (.65)          (.66)         (.67)

Dividends from net realized gain
   on investments                                             --                --            (.09)          (.16)         (.01)

Total Distributions                                         (.62)             (.64)           (.74)          (.82)         (.68)

Net asset value, end of period                             15.07             14.82           14.33          15.57         15.61
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                         5.93              8.01           (3.22)          5.08          7.70
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.68              1.69            1.69           1.67          1.69

Ratio of net investment income
   to average net assets                                    4.05              4.33            4.43           4.16          4.26

Portfolio Turnover Rate                                    38.11             29.62           29.55          36.17         41.46
-------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      4,978             1,480           1,104          1,877           640

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.04% TO  4.05%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series including the Michigan Series (the " fund" ). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $640 during the period ended April 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At April 30, 2002, the components of accumulated earnings on a tax basis were as
follows:   accumulated  capital  losses  $700,769  and  unrealized  appreciation
$6,660,858.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, $700,769 of the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2002 and April 30, 2001 were as follows: tax exempt income $6,402,047 and $6,888,926, respectively.

During the period ended April 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

investment income-net by $31,713, decreased accumulated net realized gain (loss) on investments by $15,454 and increased paid-in capital by $47,167. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $23,701 during the period ended April 30, 2002, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2002, Class B and Class C shares were charged $53,601 and $26,759 respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B and Class C shares were charged $298,869, $26,800 and $8,920, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $65,412 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $49,486,001 and $55,754,869, respectively.

At April 30, 2002, the cost of investments for Federal income tax purposes was $123,934,582; accordingly, accumulated net unrealized appreciation on investments was $6,660,858, consisting of $7,469,443 gross unrealized appreciation and $808,585 gross unrealized depreciation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premium on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $18,869 increase in accumulated undistributed investment income-net and a corresponding $18,869 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001.

The effect of this change for the year ended April 30, 2002 was to increase net investment income by $12,844, increase net unrealized appreciation (depreciation) by $12,177 and decrease net realized gains (losses) by $25,021.
The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier State Municipal Bond Fund, Michigan Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Michigan Series (one of the Funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Michigan Series at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2002 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Michigan residents, Michigan personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander (68)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981--present)

* Chairman of the Board of Moody's Corporation (October 2000--Present)

* Chairman of the Board and Chief Executive Officer (October 1999--September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* IMS Health, a service provider of marketing information and information technology, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

Peggy C. Davis (58)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983--present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Ernest Kafka (69)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962--present)

* Instructor at the New York Psychoanalytic Institute (1981--present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School (1987--2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Nathan Leventhal (58)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997--Present)

* President of Lincoln Center for the Performing Arts, Inc (March 1984--December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old, and has been an employee of the Manager since February 1984.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 59 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

                 For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Michigan Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent
                        & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  053AR0402


================================================================================


Dreyfus Premier State
Municipal Bond Fund,
Minnesota Series



ANNUAL REPORT April 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                               Minnesota Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, Minnesota Series, covering the 12-month period from May 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, an energy crisis in California and the first calendar quarter of U.S. economic contraction in about 10 years. Municipal bonds generally benefited from some of these events and were hurt by others. Many investors who attempted to profit from the market's short-term gyrations found that the market moved faster than they could.

Indeed, as many professionals can attest, the municipal bond market's direction becomes clearer only when viewed from a perspective measured in years, not weeks or months. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Minnesota Series, perform relative to its benchmark?

For the 12-month period ended April 30, 2002, the fund achieved a total return of 6.82% for Class A shares, 6.26% for Class B shares and 5.99% for Class C shares.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  7.00%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper Minnesota Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 5.96%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

Municipal bond prices were highly volatile during the reporting period as changing economic conditions affected the market. Nonetheless, prices and yields ended the reporting period close to where they began, and the fund's returns were derived mainly from income. We are pleased that the fund produced higher returns than its Lipper category average, which we attribute to its relatively defensive positioning, especially during the reporting period's second half.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Minnesota state income tax without undue risk. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds historically issued by Minnesota. Based on that assessment, we select the individual Minnesota tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the bond's yield, price, age, creditworthiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with that of other Minnesota municipal bond funds.

What other factors influenced the fund's performance?

Anemic corporate profits in early and mid-2001 led to dramatic reductions in capital spending, widespread layoffs and an economic slowdown. These conditions were intensified by the September 11 terrorist attacks. In response, the Federal Reserve Board (the "Fed") reduced short-term interest rates, which by year-end 2001 fell to their lowest levels in 40 years.

During 2001, tax-exempt bond yields fell along with interest rates, and prices rose, boosting the fund's total returns. However, because we had expected the economy to begin to improve during the fall of 2001, the fund had already adopted a relatively defensive stance. Its performance was impacted when the September 11 attacks postponed any potential for recovery and the Fed cut interest rates further.

The fund more than made up for any lost ground during the second half of the reporting period. Signs of economic recovery began to appear in early 2002, and the economy gained momentum through the first four months of the year. The Fed responded by keeping interest rates steady. However, because investors apparently expected interest rates to rise in the relatively near future, municipal bond prices generally fell. The fund's defensive positioning -- which included a focus on income-oriented securities with protection from early redemption -- helped it avoid the brunt of those declines.

What is the fund's current strategy?

We have continued to maintain a relatively defensive stance, emphasizing income-oriented bonds in the 20- to 25-year range. Although Minnesota was affected along with the rest of the nation by the weak U.S. economy, it was one of the few to emerge with a balanced state budget. As a result, we expect the supply of newly issued Minnesota municipal bonds to remain limited, which should help support their prices. However, a rising supply of bonds from other states seeking to finance budget deficits may adversely affect the national tax-exempt bond market, of which Minnesota is a part. Of course, within constraints imposed by the limited supply of tax-exempt bonds from Minnesota issuers, we are prepared to change our strategy and the fund's composition as market conditions evolve.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MINNESOTA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Minnesota Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES ON 4/30/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MINNESOTA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MINNESOTA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/02


                                                  Inception                                                          From
                                                     Date         1 Year           5 Years        10 Years        Inception
-------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                 2.00%            4.16%           5.39%
WITHOUT SALES CHARGE                                             6.82%            5.12%           5.88%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))          1/15/93         2.26%            4.23%            --           5.23% ((+)(+))

WITHOUT REDEMPTION                               1/15/93         6.26%            4.56%            --           5.23% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))    8/15/95         4.99%            4.26%            --           4.52%
WITHOUT REDEMPTION                               8/15/95         5.99%            4.26%            --           4.52%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))       THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES
            IS 4%.  AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))    ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
            END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2002



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--91.3%                                                        Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Anoka County, SWDR (United Power Association Project)

  6.95%, 12/1/2008 (Guaranteed; National Rural

   Utilities Cooperative Finance Corp.)                                                       3,435,000                3,482,059

Bass Brook, PCR (Minnesota Power and Light Co.)

   6%, 7/1/2022                                                                               1,500,000                1,517,910

Brooklyn Park 5.85%, 2/1/2016 (Insured; FSA)                                                  1,425,000                1,490,080

Chaska, Electric Revenue 6%, 10/1/2020                                                        3,000,000                3,123,420

Columbia Heights, MFHR (Crest View)

   6.625%, 4/20/2043 (Collateralized; GNMA)                                                   1,500,000                1,657,695

Dakota County Housing and Redevelopment Authority, South

  Saint Paul Revenue (Single Family-GNMA Program)

   8.10%, 9/1/2012                                                                               25,000                   25,036

Golden Valley, Revenue (Covenant Retirement Communities)

   5.50%, 12/1/2029                                                                           2,000,000                1,905,920

Grand Rapids Housing and Redevelopment Authority, Revenue

  (Governmental Housing-Lakeshore Project)

   5.30%, 10/1/2029                                                                           1,000,000                  933,660

Harmony, MFHR (Zedakah Foundation Project)

   5.95%, 9/1/2020                                                                            1,000,000                1,004,030

Hubbard County, SWDR (Potlatch Corp. Project)

   7.375%, 8/1/2013                                                                           1,000,000                1,001,310

Inver Grove Heights Independent School District Number 199

   5.75%, 2/1/2017                                                                            2,225,000                2,310,151

Mahtomedi Independent School District Number 832

   Zero Coupon, 2/1/2017 (Insured; MBIA)                                                      1,275,000                  596,152

Minneapolis:

   Zero Coupon, 12/1/2014                                                                     1,825,000                  992,326

   Health Care Facilities Revenue (Shelter Care Foundation):

      6%, 4/1/2010                                                                              750,000                  735,180

      6.50%, 4/1/2029                                                                         1,000,000                  937,410

   Home Ownership Program 7.10%, 6/1/2021                                                       300,000                  304,278

   MFMR (Seward Towers Project)

      7.375%, 12/20/2030 (Collateralized; GNMA)                                               2,350,000                2,377,660

   Revenue (Blake School Project) 5.45%, 9/1/2021                                             2,000,000                2,023,920

Minneapolis and Saint Paul Metropolitan Airports Commission:

  Airport Revenue:

      5.75%, 1/1/2017 (Insured; FGIC)                                                         5,435,000                5,712,674

      5.625%, 1/1/2018 (Insured; FGIC)                                                        2,000,000                2,069,000

      5.75%, 1/1/2032 (Insured; FGIC)                                                         4,995,000                5,246,598

   Special Facilities Revenue (Northwest Airlines)

      7%, 4/1/2025                                                                            2,000,000                1,811,540


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Minneapolis Community Development Agency, Ltd. Tax

   Supported Development Revenue
   8%, 12/1/2009                                                                                300,000                  300,684

Minneapolis Public Facilities Authority, Water Pollution

   Control Revenue 5.375%, 3/1/2019                                                           3,000,000                3,091,380

Minneapolis-Saint Paul Housing and Redevelopment Authority,

  Health Care Systems Revenue

   (Group Health Plan Inc., Project) 6.75%, 12/1/2013                                         2,750,000                2,810,720

State of Minnesota:

   6%, 10/1/2011 (Prerefunded 10/1/2004)                                                      5,625,000  (a)           6,090,469

   (Duluth Airport) 6.25%, 8/1/2014                                                           2,500,000                2,649,050

Minnesota Agricultural and Economic Development Board,

  Revenue:

    (Evangelical Lutheran Project):

         6%, 2/1/2022                                                                         1,130,000                1,124,700

         6%, 2/1/2027                                                                         1,750,000                1,721,020

      (Fairview Health Care Systems)

         6.375%, 11/15/2029                                                                   2,000,000                2,082,560

Minnesota Higher Education Facilities Authority,

  College and University Revenue:

      (College at Saint Benedict) 5.35%, 3/1/2020                                             1,000,000                  981,560

      (University of Saint Thomas):

         5.35%, 4/1/2017                                                                      1,000,000                1,016,930

         5.40%, 4/1/2022                                                                      2,125,000                2,140,853

Minnesota Housing Finance Agency, Revenue:

  Rental Housing

      6.10%, 8/1/2009                                                                         1,270,000                1,271,588

   Single Family Mortgage:

      5.80%, 1/1/2019                                                                         2,000,000                2,037,700

      5.45%, 1/1/2022 (Insured; MBIA)                                                         1,000,000                1,008,110

      6.95%, 7/1/2026                                                                         1,530,000                1,576,053

Minnesota Retirement Systems, Building Revenue

   6%, 6/1/2030                                                                               1,475,000                1,587,793

New Hope, Housing and Health Care Facilities Revenue

  (Masonic Home--North Ridge):

      5.90%, 3/1/2019                                                                         1,000,000                  945,870

      5.875%, 3/1/2029                                                                        3,000,000                2,752,770

Northern Municipal Power Agency, Electric System Revenue

   8.745%, 1/1/2016 (Insured; FSA )                                                           5,000,000  (b,c)         5,518,500

Northfield, HR 6%, 11/1/2031                                                                  2,000,000                1,948,760


                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

City of Red Wing, Health Care Facilities Revenue

   (River Region Obligation Group) 6.50%, 9/1/2022                                            3,445,000                3,823,502

Rosemount Independent School District Number 196

   Zero Coupon, 4/1/2014 (Insured; MBIA)                                                      3,000,000                1,708,410

Saint Cloud Housing and Redevelopment Authority,

  Revenue (State University Foundation Project)

   5.125%, 5/1/2018                                                                           1,500,000                1,520,040

Saint Paul Housing and Redevelopment Authority, Revenue:

  Hospital (HealthEast Project)

      5.70%, 11/1/2015 (Insured; ACA)                                                         2,000,000                2,058,340

   Single Family Mortgage

      6.90%, 12/1/2021 (Insured; FNMA)                                                        1,220,000                1,239,239

Sartell, PCR (Champion International Corp. Project)

   6.95%, 10/1/2012                                                                           5,000,000                5,109,350

Seaway Port Authority of Duluth,
   Industrial Development Dock and Wharf
   Revenues (Cargill Inc. Project) 6.80%, 5/1/2012                                            3,000,000                3,070,590

Shakopee Public Utilities Commission, Public Utilities

   Revenue 6%, 2/1/2028 (Insured; MBIA)                                                       1,000,000                1,062,980

Southern Municipal Power Agency,

  Power Supply System Revenue:

      5.75%, 1/1/2018 (Insured; MBIA)                                                         2,000,000                2,058,280

      Zero Coupon, 1/1/2025 (Insured; MBIA)                                                   5,255,000                1,542,815

      Zero Coupon, 1/1/2026 (Insured; MBIA)                                                  15,530,000                4,299,636

      Zero Coupon, 1/1/2027 (Insured; MBIA)                                                   4,800,000                1,258,752

University of Minnesota, College and University Revenue

   5.50%, 7/1/2021                                                                            5,925,000                6,336,491

Washington County Housing and Redevelopment Authority,

  Hospital Facility Revenue (Healtheast Project)

   5.375%, 11/15/2018 (Insured; ACA)                                                          3,150,000                3,109,176

Western Minnesota Municipal Power Agency, Electric Power

   and Light Revenue 5.50%, 1/1/2012 (Insured; AMBAC)                                           900,000                  951,804

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $120,160,619)                                                                                               123,064,484


                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--7.0%                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Arden Hills Housing and Health Care Facilities, Revenue,

  VRDN (Presbyterian Homes of Arden)

   1.75% (LOC; U.S. Bank)                                                                     2,000,000  (d)           2,000,000

Beltrami County, Environmental Control Revenue,

  VRDN (Northwood Panelboard Co. Project)

   1.75% (LOC; Toronto Dominion Bank)                                                           500,000  (d)             500,000

Canby, IDR, VRDN (Keystone Building System

   Project) 1.85% (LOC; U.S. Bank)                                                            1,000,000  (d)           1,000,000

Cohasset, Revenue, VRDN (Minnesota Power

  and Light Co.)

   1.65% (LOC; ABN Amro Bank)                                                                 1,800,000  (d)           1,800,000

Mankato, Multi Family Revenue, VRDN

  (Highland Hills of Mankato)

   1.75% (LOC; U.S. Bank and Trust)                                                           1,000,000  (d)           1,000,000

Minneapolis, Revenue, VRDN (People Serving People

   Project) 1.75% (LOC; U.S. Bank)                                                              500,000  (d)             500,000

Minneapolis-Saint Paul Housing and Redevelopment Authority,

  Health Care Systems Revenue, VRDN

  (Children's Health Care)

   1.70% (SBPA; Wells Fargo Bank)                                                             2,600,000  (d)           2,600,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $9,400,000)                                                                                                   9,400,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $129,560,619)                                                              98.3%             132,464,484

CASH AND RECEIVABLES (NET)                                                                          1.7%               2,342,119

NET ASSETS                                                                                        100.0%             134,806,603

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                             Assurance Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                             Association

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

SBPA                      Standby Bond Purchase
                             Agreement

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              37.0

AA                               Aa                              AA                                               11.4

A                                A                               A                                                23.1

BBB                              Baa                             BBB                                              11.8

F1                               Mig1                            SP1                                               6.3

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                    10.4

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY  TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL  30,  2002,  THIS
     SECURITY AMOUNTED TO $5,518,500 OR 4.1% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           129,560,619   132,464,484

Cash                                                                    341,750

Interest receivable                                                   1,858,203

Receivable for shares of Beneficial Interest subscribed                 250,796

Prepaid expenses                                                         13,439

                                                                    134,928,672
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            95,369

Payable for shares of Beneficial Interest redeemed                          153

Accrued expenses                                                         26,547

                                                                        122,069
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      134,806,603
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     132,015,203

Accumulated net realized gain (loss) on investments                    (112,465)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      2,903,865
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      134,806,603

NET ASSET VALUE PER SHARE

                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            117,881,272            13,714,410              3,210,921

Shares Outstanding                                                          7,923,944               920,349                215,528
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   14.88                 14.90                  14.90

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended April 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,562,842

EXPENSES:

Management fee--Note 3(a)                                              738,236

Shareholder servicing costs--Note 3(c)                                 422,861

Distribution fees--Note 3(b)                                            81,032

Registration fees                                                       19,998

Professional fees                                                       19,509

Custodian fees                                                          16,224

Prospectus and shareholders' reports                                    12,088

Trustees' fees and expenses--Note 3(d)                                   4,076

Loan commitment fees--Note 2                                             1,937

Miscellaneous                                                           13,289

TOTAL EXPENSES                                                       1,329,250

INVESTMENT INCOME--NET                                               6,233,592
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                585,933

Net unrealized appreciation (depreciation) on investments            1,919,825

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,505,758

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,739,350

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                             -----------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,233,592            6,675,999

Net realized gain (loss) on investments           585,933             (248,630)

Net unrealized appreciation (depreciation)
   on investments                               1,919,825            4,599,066

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    8,739,350           11,026,435
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (5,599,588)          (5,974,560)

Class B shares                                   (563,470)            (655,971)

Class C shares                                    (70,174)             (45,468)

TOTAL DIVIDENDS                                (6,233,232)          (6,675,999)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  9,470,828            6,752,448

Class B shares                                  3,770,699            1,740,488

Class C shares                                  2,163,770              179,789

Dividends reinvested:

Class A shares                                  3,394,793            3,623,176

Class B shares                                    315,972              386,271

Class C shares                                     27,862               19,758

Cost of shares redeemed:

Class A shares                                (14,468,652)         (13,204,346)

Class B shares                                 (5,074,847)          (2,847,622)

Class C shares                                   (136,329)            (168,770)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              (535,904)          (3,518,808)

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,970,214              831,628
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           132,836,389          132,004,761

END OF PERIOD                                 134,806,603          132,836,389

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended April 30,
                                                --------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       633,854              463,838

Shares issued for dividends reinvested            227,809              249,350

Shares redeemed                                  (972,911)            (915,957)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (111,248)            (202,769)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       252,009              118,624

Shares issued for dividends reinvested             21,162               26,546

Shares redeemed                                  (338,910)            (196,874)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (65,739)             (51,704)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       144,896               12,313

Shares issued for dividends reinvested              1,867                1,358

Shares redeemed                                    (9,176)             (11,685)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     137,587                1,986

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 244,691 CLASS B SHARES REPRESENTING $3,671,473 WERE AUTOMATICALLY CONVERTED TO 245,090 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 85,091 CLASS B SHARES REPRESENTING $1,199,400 WERE AUTOMATICALLY CONVERTED TO 82,785 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except porfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                           Year Ended April 30,
                                                      -----------------------------------------------------------------------------
CLASS A SHARES                                        2002(a)           2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 14.60             14.11            15.30            15.30            15.03

Investment Operations:

Investment income--net                                 .70(b)            .74              .75              .78              .82

Net realized and unrealized gain (loss)
   on investments                                      .28               .49            (1.13)             .04              .27

Total from Investment Operations                       .98              1.23             (.38)             .82             1.09

Distributions:

Dividends from investment income--net                 (.70)             (.74)            (.75)            (.78)            (.82)

Dividends from net realized gain
   on investments                                       --                --             (.06)            (.04)              --

Total Distributions                                   (.70)             (.74)            (.81)            (.82)            (.82)

Net asset value, end of period                       14.88             14.60            14.11            15.30            15.30
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   6.82              8.90            (2.48)            5.41             7.36
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA ($):

Ratio of expenses to average net assets                .93               .92              .93              .91              .90

Ratio of net investment income
   to average net assets                              4.71              5.13             5.20             5.05             5.32

Portfolio Turnover Rate                              33.33             14.00            13.45            41.27            13.37
-------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              117,881           117,281          116,261          134,314          126,115

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended April 30,
                                                     ------------------------------------------------------------------------------
CLASS B SHARES                                          2002(a)           2001            2000             1999            1998
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 14.62             14.14           15.33            15.33           15.06

Investment Operations:

Investment income--net                                 .62(b)            .67             .67              .70             .74

Net realized and unrealized gain (loss)
   on investments                                      .28               .48           (1.13)             .04             .27

Total from Investment Operations                       .90              1.15            (.46)             .74            1.01

Distributions:

Dividends from investment income--net                 (.62)             (.67)           (.67)            (.70)           (.74)

Dividends from net realized gain
   on investments                                       --                --            (.06)            (.04)             --

Total Distributions                                   (.62)             (.67)           (.73)            (.74)           (.74)

Net asset value, end of period                       14.90             14.62           14.14            15.33           15.33
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   6.26              8.27           (2.97)            4.86            6.79
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               1.44              1.43            1.46             1.43            1.42

Ratio of net investment income
   to average net assets                              4.18              4.62            4.64             4.52            4.79

Portfolio Turnover Rate                              33.33             14.00           13.45            41.27           13.37
-------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)               13,714            14,417          14,671           29,562          28,568

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended April 30,
                                                           -----------------------------------------------------------------------
CLASS C SHARES                                           2002(a)           2001           2000            1999             1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   14.62             14.13          15.33           15.33            15.06

Investment Operations:

Investment income--net                                   .56(b)            .63            .63             .65              .69

Net realized and unrealized gain (loss)
   on investments                                        .31               .49          (1.14)            .04              .27

Total from Investment Operations                         .87              1.12           (.51)            .69              .96

Distributions:

Dividends from investment income--net                   (.59)             (.63)          (.63)           (.65)            (.69)

Dividends from net realized gain
   on investments                                         --                --           (.06)           (.04)              --

Total Distributions                                     (.59)             (.63)          (.69)           (.69)            (.69)

Net asset value, end of period                         14.90             14.62          14.13           15.33            15.33
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                     5.99              8.03          (3.30)           4.53             6.46
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                 1.69              1.72           1.73            1.74             1.73

Ratio of net investment income
   to average net assets                                3.85              4.32           4.38            4.16             4.40

Portfolio Turnover Rate                                33.33             14.00          13.45           41.27            13.37
---------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  3,211             1,139          1,073           1,422              667

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company that, effective May 17, 2001, offers eleven series, including the Minnesota Series (the "fund"). The fund' s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,806 during the period ended April 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At April 30, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $97,490 and unrealized appreciation $2,903,865. In addition, the fund had $14,975 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, $97,490 of the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2002 and April 30, 2001, were as follows: tax exempt income $6,233,232 and $6,675,999, respectively.

During the period ended April 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $4,723, decreased accumulated net realized gain (loss) on investments by $11,242 and increased paid-in capital by $15,965. Net assets were not affected by this reclassification.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $36,852 during the period ended April 30, 2002, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2002, Class B and Class C shares were charged $67,345 and $13,687, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B and Class C shares were charged $297,327, $33,673 and $4,562, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $56,901 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $43,084,593 and $51,822,312, respectively.

At April 30, 2002, the cost of investments for Federal income tax purposes was $129,560,619; accordingly, accumulated net unrealized appreciation on investments was $2,903,865, consisting of $3,604,342 gross unrealized appreciation and $700,477 gross unrealized depreciation.


NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $4,363 increase in accumulated undistributed investment income-net and a corresponding $4,363 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001.

The effect of this change for the period ended April 30, 2002 was to increase net investment income by $359, increase net unrealized appreciation (depreciation) by $4,363 and decrease net realized gains (losses) by $4,722. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, Minnesota Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Minnesota Series (one of the Funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Minnesota Series at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2002 as " exempt-interest dividends" (not subject to regular Federal and, for individuals who are Minnesota residents, Minnesota personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander (68)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981--present)

* Chairman of the Board of Moody's Corporation (October 2000--Present)

* Chairman of the Board and Chief Executive Officer (October 1999--September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* IMS Health, a service provider of marketing information and information technology, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

Peggy C. Davis (58)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983--present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Ernest Kafka (69)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962--present)

* Instructor at the New York Psychoanalytic Institute (1981--present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School (1987--2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Nathan Leventhal (58)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997--Present)

* President of Lincoln Center for the Performing Arts, Inc (March 1984--December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old, and has been an employee of the Manager since February 1984.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 59 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


NOTES

                   For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Minnesota Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent
                        & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  055AR0402

================================================================================


Dreyfus Premier State
Municipal Bond Fund,
North Carolina Series



ANNUAL REPORT April 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                          North Carolina Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, North Carolina Series, covering the 12-month period from May 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, an energy crisis in California and the first calendar quarter of U.S. economic contraction in about 10 years. Municipal bonds generally benefited from some of these events and were hurt by others. Many investors who attempted to profit from the market's short-term gyrations found that the market moved faster than they could.

Indeed, as many professionals can attest, the municipal bond market's direction becomes clearer only when viewed from a perspective measured in years, not weeks or months. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, North Carolina Series, perform relative to its benchmark?

For the 12-month period ended April 30, 2002, the fund achieved a total return of 6.46% for Class A shares, 5.85% for Class B shares and 5.60% for Class C shares.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  7.00%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper North Carolina Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 6.03% .(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The fund's performance benefited from falling interest rates throughout much of the reporting period. However, market weakness later in the reporting period erased some of those earlier gains. The fund had competitive returns relative to its Lipper category average, which we attribute to our relatively defensive strategy, especially during the reporting period's second half.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and North Carolina state income tax without undue risk. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds historically issued by North Carolina. Based on that assessment, we select the individual North Carolina tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer, insur-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ance and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a premium to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

With capital spending falling and unemployment rising, the U.S. economy had already weakened when the reporting period began. These conditions worsened after the September 11 terrorist attacks. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate economic growth by aggressively reducing short-term interest rates to their lowest level in 40 years.

As the economy deteriorated, the municipal bond market rallied. That's because yields on newly issued bonds fell along with interest rates, making existing bonds more valuable. In addition, municipal bond prices moved higher as demand surged from investors seeking an investment alternative to a declining stock market. Bonds from North Carolina issuers remained in short supply, keeping yields low when compared to bonds from most other states.

In this environment, we gradually reduced the fund's average duration by selling some of the fund' s more aggressive, long-term holdings, thereby limiting the fund' s interest-rate-related risks. However, because of the historically low interest-rate environment, it made little sense to replace more of the fund's
higher   yielding   holdings   with   new  securities  offering  lower  yields.

The fund also benefited from our focus on credit quality. The sale of certain tax-exempt corporate bonds last summer was particularly beneficial in the aftermath of the September 11 terrorist attacks, when bonds issued by airlines and other corporate entities were hard-hit. Greater attention to quality also helped during the second half of the reporting period as recession-related concerns affected other areas of the corporate market.

What is the fund's current strategy?

Although we do not manage the fund according to interest-rate trends, we have nonetheless positioned the fund defensively to protect against potential interest-rate increases later this year. The fund' s defensive stance also reflects our expectation that the supply of newly issued municipal bonds may increase throughout the United States as state and local governments struggle with widening budget deficits. Although we expect the supply of North Carolina bonds to remain low, the state is part of -- and often moves in tandem with -- the broader national market. Accordingly, we have continued to focus on income-oriented bonds with maturities in the 20-year range. Of course, within the constraints of the limited supply of North Carolina bonds, we are prepared to change our strategy as market conditions evolve.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NORTH CAROLINA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, North Carolina Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES ON 4/30/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN NORTH CAROLINA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NORTH CAROLINA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/02

                                                       Inception                                                      From
                                                          Date         1 Year         5 Years        10 Years       Inception
--------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                      1.69%           4.46%           5.73%
WITHOUT SALES CHARGE                                                  6.46%           5.42%           6.21%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))               1/15/93         1.85%           4.54%            --        5.35% ((+)(+))

WITHOUT REDEMPTION                                    1/15/93         5.85%           4.88%            --        5.35% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))         8/15/95         4.60%           4.66%            --        5.15%
WITHOUT REDEMPTION                                    8/15/95         5.60%           4.66%            --        5.15%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))      THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES
           IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))   ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
           END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2002



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.9%                                                        Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA--75.6%

Appalachian State University, Housing and Student

  Center System Revenue

   5.60%, 7/15/2020 (Insured; FSA)                                                            1,000,000                1,056,890

Buncombe County Metropolitan Sewage District,

  Sewage System Revenue

   6.75%, 7/1/2022 (Prerefunded 7/1/2002)                                                       500,000  (a)             514,370

Cabarrus County, COP, Installment Financing Contract

   5.50%, 4/1/2014                                                                            2,000,000                2,155,740

Charlotte:

   5%, 7/1/2022                                                                               2,110,000  (b)           2,105,886

   5.60%, 6/1/2022                                                                            2,770,000                2,941,048

   Airport Revenue 5.75%, 7/1/2029 (Insured; MBIA)                                            1,500,000                1,569,645

   Storm Water Fee Revenue:

      5.25%, 6/1/2020 (Prerefunded 6/1/2010)                                                  1,000,000  (a)           1,024,890

      6%, 6/1/2025                                                                            2,000,000                2,290,700

   Water and Sewer System Revenue 5.25%, 6/1/2025                                             1,710,000                1,722,825

Henderson County, COP (Henderson County School

   Projects) 5%, 3/1/2015 (Insured; AMBAC)                                                    1,630,000                1,680,139

New Hanover County:

  COP (New Hanover County Projects)

      5.25%, 12/1/2018 (Insured; AMBAC)                                                       1,640,000                1,690,938

   Public Improvement 5.75%, 11/1/2017                                                        1,700,000                1,861,279

New Hanover County Industrial Facilities and Pollution Control Financing Authority
   (Occidental Petroleum)

   6.50%, 8/1/2014                                                                            1,000,000                1,017,060

North Carolina Eastern Municipal Power Agency,
   Power System Revenue:

      5.70%, 1/1/2013 (Insured; MBIA)                                                         2,690,000                2,873,404

      6%, 1/1/2022 (Insured; ACA)                                                             1,000,000                1,049,070

      6.75%, 1/1/2026 (Insured; ACA)                                                          3,000,000                3,250,590

North Carolina Capital Facilities Finance Agency,
   Revenue (Duke University Project)
   5.125%, 10/1/2026                                                                          1,245,000                1,236,372

North Carolina Educational Assistance Authority,
   Guaranteed Student Loan Revenue
   6.35%, 7/1/2016                                                                            4,375,000                4,590,206

North Carolina Housing Finance Agency,

   Single Family Revenue 6.50%, 9/1/2026                                                      3,270,000                3,401,291


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NORTH CAROLINA (CONTINUED)

North Carolina Medical Care Commission,

  Health, Hospital and Nursing Home Revenue:

    (Depaul Community Facilities Project)

         7.625%, 11/1/2029                                                                    2,115,000                2,151,378

      (North Carolina Housing Foundation Inc.)

         6.625%, 8/15/2030 (Insured; ACA)                                                     3,250,000                3,516,825

      (Northeast Medical Center Project):

         5.50%, 11/1/2025 (Insured; AMBAC)                                                    1,000,000                1,024,910

         5.50%, 11/1/2030 (Insured; AMBAC)                                                    2,000,000                2,037,780

      (Southeast Regional Medical Center)

         6.25%, 6/1/2029                                                                      2,000,000                2,092,200

      (Wilson Memorial Hospital Project)

         Zero Coupon, 11/1/2016 (Insured; AMBAC)                                              3,055,000                1,440,799

North Carolina Municipal Power Agency Number 1,

  Catawba Electric Revenue

   5.50%, 1/1/2015 (Insured; MBIA)                                                            4,000,000                4,340,480

Pitt County, COP (School Facilities Project)

   5.30%, 4/1/2021 (Insured; FSA)                                                               550,000                  558,586

Raleigh Durham Airport Authority, Airport Revenue

   5.25%, 11/1/2019 (Insured; FGIC)                                                           3,000,000                3,047,850

Rockingham, COP

   5%, 4/1/2018 (Insured; AMBAC)                                                              1,785,000                1,796,138

Shelby, Combined Enterprise System Revenue
   5.625%, 5/1/2014                                                                           1,000,000                1,039,680

Thomasville Combined Enterprise System, Revenue

   5.125%, 5/1/2027 (Insured; MBIA)                                                           1,000,000  (b)           1,000,250

University of North Carolina, Multiple Utility Revenues

   Zero Coupon, 8/1/2018                                                                      1,250,000                  531,637

U.S. RELATED--21.3%

Guam Power Authority, Electric Power and Light Revenues

   6.30%, 10/1/2022 (Prerefunded 10/1/2002)                                                   2,000,000  (a)           2,079,660

Commonwealth of Puerto Rico

   6.80%, 7/1/2021 (Prerefunded 7/1/2002)                                                       600,000  (a)             614,376

Puerto Rico Housing Finance Corp., Home Mortgage Revenue

   5.20%, 12/1/2033                                                                           3,000,000                2,965,440

Puerto Rico Public Finance Corp.:

   5.375%, 8/1/2024 (Insured; MBIA)                                                           4,000,000                4,129,160

   6%, 8/1/2026                                                                               2,000,000                2,202,760

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Virgin Islands Public Finance Authority, Revenues:

  Matching Fund Loan Notes

      7.25%, 10/1/2018 (Prerefunded 10/1/2002)                                                4,000,000  (a)           4,174,960

   Sub Lien Fund Loan Notes 5.875%, 10/1/2018                                                 1,500,000                1,477,425

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $77,576,216)                                                                                                 80,254,637
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.4%
------------------------------------------------------------------------------------------------------------------------------------

University of North Carolina Hospital (Chapel Hill) Revenue,

  VRDN 1.75%

   (cost $2,000,000)                                                                          2,000,000  (c)           2,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $79,576,216)                                                               99.3%              82,254,637

CASH AND RECEIVABLES (NET)                                                                           .7%                 573,486

NET ASSETS                                                                                        100.0%              82,828,123


Summary of Abbreviations

ACA                 American Capital Access

AMBAC               American Municipal Bond
                         Assurance Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty
                         Insurance Company

FSA                 Financial Security Assurance

MBIA                Municipal Bond Investors Assurance

                         Insurance Corporation

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              55.2

AA                               Aa                              AA                                               15.2

A                                A                               A                                                21.6

BBB                              Baa                             BBB                                               1.2

F1                               MIG1                            SP1                                               2.4

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     4.4

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  PURCHASED ON A DELAYED DELIVERY BASIS.

(C)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  79,576,216  82,254,637

Cash                                                                    189,578

Receivable for investment securities sold                             2,131,973

Interest receivable                                                   1,404,129

Receivable for shares of Beneficial Interest subscribed                   8,352

Prepaid expenses                                                         14,874

                                                                     86,003,543
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            62,677

Payable for investment securities purchased                           3,099,024

Payable for shares of Beneficial Interest redeemed                          950

Accrued expenses                                                         12,769

                                                                      3,175,420
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       82,828,123
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      82,028,810

Accumulated net realized gain (loss) on investments                  (1,879,108)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       2,678,421
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       82,828,123

NET ASSET VALUE PER SHARE

                                                                              Class A       Class B       Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             61,807,328    19,597,971     1,422,824

Shares Outstanding                                                          4,600,300     1,459,852       105,857
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   13.44         13.42         13.44

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,449,097

EXPENSES:

Management fee--Note 3(a)                                              445,795

Shareholder servicing costs--Note 3(c)                                 259,830

Distribution fees--Note 3(b)                                           105,565

Registration fees                                                       18,992

Prospectus and shareholders' reports                                    12,524

Professional fees                                                       12,074

Custodian fees                                                          10,014

Trustees' fees and expenses--Note 3(d)                                   2,247

Loan commitment fees--Note 2                                             1,155

Miscellaneous                                                            9,006

TOTAL EXPENSES                                                         877,202

INVESTMENT INCOME--NET                                               3,571,895
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (997,705)

Net unrealized appreciation (depreciation) on investments            2,291,738

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,294,033

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,865,928

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                              ----------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,571,895            3,694,418

Net realized gain (loss) on investments          (997,705)             122,880

Net unrealized appreciation
   (depreciation) on investments                2,291,738            2,271,070

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,865,928            6,088,368
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,747,300)          (2,825,296)

Class B shares                                   (778,222)            (842,453)

Class C shares                                    (45,743)             (26,669)

TOTAL DIVIDENDS                                (3,571,265)          (3,694,418)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  7,621,941            6,200,661

Class B shares                                  3,875,030            3,663,902

Class C shares                                    701,874              192,192

Dividends reinvested:

Class A shares                                  1,353,911            1,417,239

Class B shares                                    426,538              478,018

Class C shares                                     24,130                9,851

Cost of shares redeemed:

Class A shares                                 (5,154,953)          (8,248,660)

Class B shares                                 (4,023,508)          (5,597,771)

Class C shares                                    (74,754)            (135,096)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        4,750,209           (2,019,664)

TOTAL INCREASE (DECREASE) IN NET ASSETS         6,044,872              374,286
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            76,783,251           76,408,965

END OF PERIOD                                  82,828,123           76,783,251

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       Year Ended April 30,
                                                --------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A( A)

Shares sold                                       567,296              469,421

Shares issued for dividends reinvested            100,649              107,714

Shares redeemed                                  (383,948)            (628,825)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     283,997              (51,690)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       288,164              275,821

Shares issued for dividends reinvested             31,737               36,395

Shares redeemed                                  (298,690)            (426,725)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      21,211             (114,509)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        52,399               14,447

Shares issued for dividends reinvested              1,792                  749

Shares redeemed                                    (5,563)             (10,411)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      48,628                4,785

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 173,856 CLASS B SHARES REPRESENTING $2,352,835 WERE AUTOMATICALLY CONVERTED TO 173,723 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 295,337 CLASS B SHARES REPRESENTING $3,892,332 WERE AUTOMATICALLY CONVERTED TO 295,106 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended April 30,
                                                         --------------------------------------------------------------------------
CLASS A SHARES                                             2002(a)           2001           2000            1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     13.21             12.79           13.95           13.91          13.23

Investment Operations:

Investment income--net                                     .61(b)            .66             .65             .66            .67

Net realized and unrealized gain
   (loss) on investments                                   .23               .42           (1.12)            .11            .68

Total from Investment Operations                           .84              1.08            (.47)            .77           1.35

Distributions:

Dividends from investment income--net                     (.61)             (.66)           (.65)           (.66)          (.67)

Dividends from net realized
   gain on investments                                      --                --            (.04)           (.07)            --

Total Distributions                                       (.61)             (.66)           (.69)           (.73)          (.67)

Net asset value, end of period                           13.44             13.21           12.79           13.95          13.91
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                       6.46              8.57           (3.38)           5.63          10.39
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    .95               .95             .97             .94            .87

Ratio of net investment income
   to average net assets                                  4.54              5.01            4.97            4.68           4.89

Portfolio Turnover Rate                                  36.45             32.30           39.92           41.15          32.28
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                   61,807            57,033          55,883          47,794         41,592

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                           Year Ended April 30,
                                                            ------------------------------------------------------------------------
CLASS B SHARES                                              2002(a)           2001           2000            1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      13.20             12.78          13.94           13.90          13.22

Investment Operations:

Investment income--net                                      .54(b)            .59            .58             .59            .60

Net realized and unrealized gain
   (loss) on investments                                    .22               .42          (1.12)            .11            .68

Total from Investment Operations                            .76              1.01           (.54)            .70           1.28

Distributions:

Dividends from investment income--net                      (.54)             (.59)          (.58)           (.59)          (.60)

Dividends from net realized
   gain on investments                                       --                --           (.04)           (.07)            --

Total Distributions                                        (.54)             (.59)          (.62)           (.66)          (.60)

Net asset value, end of period                            13.42             13.20          12.78           13.94          13.90
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                        5.85              8.03          (3.88)           5.10           9.84
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    1.45              1.45           1.48            1.44           1.38

Ratio of net investment income
   to average net assets                                   4.04              4.50           4.42            4.16           4.39

Portfolio Turnover Rate                                   36.45             32.30          39.92           41.15          32.28
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                    19,598            18,994         19,854          39,535         45,296

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.03% TO  4.04%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 NOT BEEN  RESTATED TO REFLECT  THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended April 30,
                                                            ------------------------------------------------------------------------
CLASS C SHARES                                            2002(a)            2001            2000            1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     13.22              12.80           13.96           13.90          13.22

Investment Operations:

Investment income--net                                     .51(b)             .56             .55             .56            .57

Net realized and unrealized gain
   (loss) on investments                                   .22                .42           (1.12)            .13            .68

Total from Investment Operations                           .73                .98            (.57)            .69           1.25

Distributions:

Dividends from investment income--net                     (.51)              (.56)           (.55)           (.56)          (.57)

Dividends from net realized
   gain on investments                                      --                 --            (.04)           (.07)            --

Total Distributions                                       (.51)              (.56)           (.59)           (.63)          (.57)

Net asset value, end of period                           13.44              13.22           12.80           13.96          13.90
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                       5.60               7.78           (4.10)           5.02           9.58
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   1.68               1.68            1.72            1.63           1.62

Ratio of net investment income
   to average net assets                                  3.76               4.27            4.22            3.83           4.08

Portfolio Turnover Rate                                  36.45              32.30           39.92           41.15          32.28
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                    1,423                756             671             434             44

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

B BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

C EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001 offers eleven series including the North Carolina Series (the "fund"). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $8,062 during the period ended April 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At April 30, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $1,879,108 and unrealized appreciation $2,678,421.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, $306,110 of the carryover expires in fiscal 2008, $575,544 of the carryover expires in fiscal 2009 and $997,454 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2002 and April 30, 2001, were as follows: tax exempt income $3,571,265 and $3,694,418, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended April 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $2,878, decreased accumulated net realized gain (loss) on investments by $10,635 and increased paid-in capital by $13,513. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $20,633 during the period ended April 30, 2002, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2002, Class B and Class C shares were charged $96,446 and $9,119, respectively, pursuant to the Plan.


(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B and Class C shares were charged $151,371, $48,223 and $3,040 respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $36,486 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $30,948,146 and $28,285,490, respectively.

At April 30, 2002, the cost of investments for Federal income tax purposes was $79,576,216; accordingly, accumulated net unrealized appreciation on investments was $2,678,421, consisting of $2,731,775 gross unrealized appreciation and $53,354 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $2,248 increase in accumulated undistributed investment income-net and a corresponding $2,248 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001.

The effect of this change for the period ended April 30, 2002 was to increase net investment income by $630, increase net unrealized appreciation (depreciation) by $2,248 and decrease net realized gain (loss) by $2,878. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, North Carolina Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, North Carolina Series (one of the Funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, North Carolina Series at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2002 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are North Carolina residents, North Carolina personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

CLIFFORD L. ALEXANDER (68)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* IMS Health, a service provider of marketing information and information technology, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

PEGGY C. DAVIS (58)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                                             The Fund

BOARD MEMBERS INFORMATION (CONTINUED)

ERNEST KAFKA (69)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962-present)

* Instructor at the New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

NATHAN LEVENTHAL (58)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-Present)

* President of Lincoln Center for the Performing Arts, Inc (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old, and has been an employee of the Manager since February 1984.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 59 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

                    For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        North Carolina Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent
                        & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  065AR0402


================================================================================


Dreyfus Premier State
Municipal Bond Fund,
Ohio Series



ANNUAL REPORT April 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            22   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Important Tax Information

                            30   Board Members Information

                            32   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                                    Ohio Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, Ohio Series, covering the 12-month period from May 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, an energy crisis in California and the first calendar quarter of U.S. economic contraction in about 10 years. Municipal bonds generally benefited from some of these events and were hurt by others. Many investors who attempted to profit from the market's short-term gyrations found that the market moved faster than they could.

Indeed, as many professionals can attest, the municipal bond market's direction becomes clearer only when viewed from a perspective measured in years, not weeks or months. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Ohio Series, perform relative to its benchmark?

For the 12-month period ended April 30, 2002, the fund produced a total return of 6.35% for Class A shares, 5.82% for Class B shares and 5.65% for Class C shares.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  7.00%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper Ohio Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 6.04%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The municipal bond market was volatile during the reporting period, with prices rising strongly as interest rates declined and later falling sharply when the U.S. economy began to show signs of recovery. Nonetheless, long-term municipal bond prices and yields ended the year close to where they began. We are pleased with the fund' s performance relative to its Lipper category average, which we attribute to its relatively defensive positioning during the second half of the reporting period.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Ohio state income tax without undue risk. To achieve this objective, we employ two primary strategies. First, we evaluate supply-and-demand factors in the bond market that are affected by the relatively few municipal bonds historically issued by Ohio. Based on that assessment, we select the individual Ohio tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditwor-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

thiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund' s average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration consistent with that of other Ohio municipal bond funds.

What other factors influenced the fund's performance?

Anemic corporate profits in early and mid-2001 led to dramatic reductions in capital spending, widespread layoffs and an economic slowdown. These conditions were intensified by the September 11 terrorist attacks. In response, the Federal Reserve Board (the "Fed") reduced short-term interest rates, which by year-end 2001 fell to their lowest levels in 40 years.

During 2001, tax-exempt bond yields fell along with interest rates, and prices rose, boosting the fund's total returns. However, because we had expected the economy to begin to improve during the fall of 2001, the fund had already adopted a relatively defensive stance. Its performance was impacted when the September 11 attacks postponed any potential for recovery and the Fed cut interest rates further.

The fund more than made up for any lost ground during the second half of the reporting period. Signs of economic recovery began to appear in early 2002, and the economy gained momentum through the first four months of the year. The Fed responded by keeping interest rates steady. However, because investors apparently expected interest rates to rise in the relatively near future, municipal bond prices generally fell. The fund's defensive positioning -- which included a focus on income-oriented securities with protection from early redemption -- helped it avoid the brunt of those declines.

What is the fund's current strategy?

We have continued to maintain a relatively defensive stance, emphasizing income-oriented bonds in the 20- to 25-year range. As of April 30, 2002, the fund was less sensitive to changes in interest rates than the majority of its peers. In our view, this stance is prudent as bond issuance is likely to increase as states and municipalities borrow to finance their budget deficits, which could cause municipal bond yields to rise in Ohio and elsewhere.

Although Ohio was affected by the weak U.S. economy, leading to a projected state budget deficit, we believe that the state remains fiscally sound. Nonetheless, we have recently favored bonds of local municipalities, where tax revenues are derived from property taxes, over Ohio' s uninsured general obligation bonds, which are backed by income taxes. Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-OHIO RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Ohio Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES ON 4/30/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN OHIO MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN OHIO MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/02

                                                    Inception                                                        From
                                                      Date         1 Year           5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                   1.56%            4.32%           5.66%
WITHOUT SALES CHARGE                                               6.35%            5.29%           6.15%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))            1/15/93         1.82%            4.43%            --             5.39% ((+)(+))

WITHOUT REDEMPTION                                 1/15/93         5.82%            4.76%            --             5.39% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))      8/15/95         4.65%            4.51%            --             4.87%
WITHOUT REDEMPTION                                 8/15/95         5.65%            4.51%            --             4.87%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))       THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES
            IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))    ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
            END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2002



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.4%                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OHIO--94.2%

Akron:

   6%, 12/1/2012                                                                              1,380,000                1,584,737

   5.50%, 12/1/2020 (Insured; MBIA)                                                           1,460,000                1,518,940

   Sewer Systems Revenue

      5.875%, 12/1/2016 (Insured; MBIA)                                                       1,200,000                1,275,108

Akron-Wilbeth Housing Development Corp., First Mortgage

   Revenue 7.90%, 8/1/2003 (Insured; FHA)                                                       695,000                  723,321

Cincinnati City School District, School Improvement

   5.375%, 12/1/2018 (Insured; MBIA)                                                          6,560,000                6,823,778

Clermont County, Hospital Facilities Revenue

  (Mercy Health Systems)

   5.625%, 9/1/2016 (Insured; AMBAC)                                                          4,250,000                4,500,707

City of Cleveland:

  Airport Special Revenue (Continental Airlines Inc. Project):

      5.50%, 12/1/2008                                                                        5,000,000                4,553,900

      5.70%, 12/1/2019                                                                        2,000,000                1,605,640

      5.375%, 9/15/2027                                                                       5,000,000                3,657,250

   Airport System Revenue 5%, 1/1/2031 (Insured; FSA)                                         1,000,000                  965,240

   COP:

      (Motor Vehicle, Motorized and Communication

         Equipment) 7.10%, 7/1/2002                                                             135,000                  135,987

      (Stadium Project)

         5.25%, 11/15/2022 (Insured; AMBAC)                                                   1,210,000                1,222,342

   Parking Facility Improvement Revenue

      8%, 9/15/2012 (Prerefunded 9/15/2002)                                                   5,000,000  (a)           5,216,850

   Public Power System Revenue

      5.125%, 11/15/2018 (Insured; MBIA)                                                      9,650,000                9,757,115

   Waterworks Revenue 5.50%, 1/1/2021 (Insured; MBIA)                                         8,000,000                8,556,800

Cleveland-Cuyahoga County Port Authority, Revenue:

   (Capital Improvements Project) 5.375%, 5/15/2019                                               5,000                    4,567

   (Port of Cleveland) 5.375%, 5/15/2018                                                      2,450,000                2,311,624

   Special Assessment/Tax Increment:

      7%, 12/1/2018                                                                           2,345,000                2,307,597

      7.35%, 12/1/2031                                                                        2,655,000                2,661,930

Cuyahoga County:

  HR:

    Improvement (MetroHealth Systems Project)

         6.125%, 2/15/2024                                                                    4,845,000                4,965,156

      Hospital Facilities Revenue (Canton Inc. Project)

         7.50%, 1/1/2030                                                                      5,250,000                5,674,305

      Mortgage Revenue (West Tech Apartments Project)

         5.95%, 9/20/2042 (Guaranteed; GNMA)                                                  5,295,000                5,360,076



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Erie County, Hospital Facilities Revenue

  (Firelands Regional Medical Center)

   5.625%, 8/15/2032                                                                          1,500,000  (b)           1,474,155

Eaton, IDR (Baxter International Inc. Project)

   6.50%, 12/1/2012                                                                           1,500,000                1,566,615

Village of Evendale, IDR
   (Ashland Oil Inc. Project)

   6.90%, 11/1/2010                                                                           2,000,000                2,038,400

Fairfield City School District,

  School Improvement Unlimited Tax:

      7.20%, 12/1/2011 (Insured; FGIC)
         (Prerefunded 2/1/2005)                                                               1,000,000  (a)           1,173,910

      7.20%, 12/1/2012 (Insured; FGIC)
         (Prerefunded 2/1/2005)                                                               1,250,000  (a)           1,467,387

      6.10%, 12/1/2015 (Insured; FGIC)
         (Prerefunded 2/1/2005)                                                               2,000,000  (a)           2,219,160

      5.375%, 12/1/2019 (Insured; FGIC)                                                       1,860,000                1,921,826

      5.375%, 12/1/2020 (Insured; FGIC)                                                       1,400,000                1,440,068

      6%, 12/1/2020 (Insured; FGIC)
         (Prerefunded 2/1/2005)                                                               2,000,000  (a)           2,212,400

Findlay 5.875%, 7/1/2017                                                                      2,000,000                2,125,940

Forest Hills Local School District

   5.70%, 12/1/2016 (Insured; MBIA)                                                           1,000,000                1,062,630

Franklin County:

  Health Care Facilities Revenue, Improvement

    (Friendship Village of Columbus)

      5.375%, 8/15/2028 (Insured; ACA)                                                        4,250,000                4,040,942

   HR:

      (Children's Hospital Project)

         6.60%, 5/1/2013                                                                      4,000,000                4,161,640

      Holy Cross Health Systems Corp.:

         (Mount Carmel Health) 6.75%, 6/1/2019

         (Insured; MBIA) (Prerefunded 6/1/2002)                                               2,500,000  (a)           2,561,075

      Improvement 5.80%, 6/1/2016                                                             2,000,000                2,093,540

Gallia County Local School District
   7.375%, 12/1/2004                                                                            570,000                  635,100

Greater Cleveland Gateway Economic

   Development Corp., Stadium Revenue
   7.50%, 9/1/2005 (Prerefunded 12/1/2006)                                                    3,275,000  (a)           3,353,862

Greater Cleveland Regional Transit Authority

   5.65%, 12/1/2016 (Insured; FGIC)                                                           5,445,000                6,073,516

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Hamilton County:

  Sales Tax Revenue

      Zero Coupon, 12/1/2027 (Insured; AMBAC)                                                18,440,000                4,449,019

   Sewer System Revenue:

      5.25%, 12/1/2019 (Insured; MBIA)                                                        1,000,000                1,020,720

      5.25%, 12/1/2020 (Insured; MBIA)                                                        1,000,000                1,015,380

Hamilton County, Hospital Facilities
   Improvement Revenue

   (Deaconess Hospital) 7%, 1/1/2012                                                          2,570,000                2,637,205

Highland Local School District, School Improvement:

   5.75%, 12/1/2018 (Insured; FSA)                                                            1,675,000                1,807,392

   5.75%, 12/1/2020 (Insured; FSA)                                                            2,020,000                2,158,774

Hilliard School District, School Improvement:

   Zero Coupon, 12/1/2013 (Insured; FGIC)                                                     1,655,000                  957,434

   Zero Coupon, 12/1/2014 (Insured; FGIC)                                                     1,655,000                  900,999

Kirtland Local School District 7.50%, 12/1/2009                                                 760,000                  762,060

Knox County, IDR (Weyerhaeuser Co. Project)
   9%, 10/1/2007                                                                              1,000,000                1,139,300

Lakota Local School District 6.125%, 12/1/2017
   (Insured; AMBAC) (Prerefunded 12/1/2005)                                                   1,075,000  (a)           1,193,712

Lebanon City School District
   5.50%, 12/1/2021 (Insured; FSA)                                                            4,050,000                4,204,103

Lowellville, Sanitary Sewer Systems Revenue
   (Browning-Ferris Industries Inc.)
   7.25%, 6/1/2006                                                                              800,000                  801,656

Marion County, Health Care Facilities Revenue,
   Improvement (United Church Homes Inc.)
   6.375%, 11/15/2010                                                                         2,445,000                2,431,430

Milford Exempt Village School District,
   School Improvement

   6%, 12/1/2020 (Insured; FSA)                                                               1,910,000                2,085,128

Monroe Local School District, School Improvement

   5%, 12/1/2029 (Insured; AMBAC)                                                             1,500,000                1,453,035

Moraine, SWDR (General Motors Corp. Project):

   6.75%, 7/1/2014                                                                            5,000,000                5,598,300

   5.65%, 7/1/2024                                                                            3,800,000                3,924,108

Marysville Exempt Village School District

   5.35%, 12/1/2025 (Insured; FSA)                                                            2,010,000                2,039,869

Middleburg Heights 4.375%, 12/1/2018                                                          1,745,000                1,612,764

North Royalton City School District

   6.10%, 12/1/2019 (Insured; MBIA)                                                           2,500,000                2,756,375


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

State of Ohio:

  Economic Development Revenue

    Ohio Enterprise Bond Fund (VSM Corp. Project)

      7.375%, 12/1/2011                                                                         885,000                  903,957

   PCR (Standard Oil Co. Project) 6.75%, 12/1/2015

      (Guaranteed; British Petroleum Co. p.l.c.)                                              2,700,000                3,278,745

Ohio Air Quality Development Authority, PCR

  (Cleveland Electric Illuminating Co. Project)

   6.85%, 7/1/2023                                                                            5,250,000                5,388,443

Ohio Building Authority, State Facilities (Juvenile

  Correctional Projects) 6.60%, 10/1/2014

   (Insured; AMBAC) (Prerefunded 10/1/2004)                                                   1,660,000  (a)           1,852,344

Ohio Capital Corporation for Housing,
   Mortgage Revenue

   5.55%, 8/1/2024 (Insured; FHA)                                                             6,370,000                6,349,234

Ohio Housing Finance Agency,

  Residential Mortgage Revenue:

      6.35%, 9/1/2031 (Guaranteed; GNMA)                                                      4,845,000                5,071,988

      6.05%, 9/1/2017 (Guaranteed; GNMA)                                                      2,915,000                3,036,497

Ohio Turnpike Commission, Turnpike Revenue,

  Highway Improvements:

      5.75%, 2/15/2024 (Prerefunded 2/15/2004)                                                6,100,000  (a)           6,567,321

      5.50%, 2/15/2026                                                                        3,700,000                3,802,194

Ohio State University, General Receipts
   5.125%, 12/1/2031                                                                          4,000,000                3,934,000

Ohio Water Development Authority,
   Fresh Water Revenue

   5.90%, 12/1/2015 (Insured; AMBAC)
   (Prerefunded 6/1/2005)                                                                     4,650,000  (a)           5,151,968

Parma, Hospital Improvement Revenue (Parma
   Community General Hospital Association)
   5.375%, 11/1/2029                                                                          4,000,000                3,765,120

Pickerington Local School District, School
   Facilities Construction and Improvement
   5.25%, 12/1/2020 (Insured; FGIC)                                                           6,000,000                6,101,400

Rickenbacker Port Authority, Capital Funding
   Revenue (Oasbo Expanded Asset Pooled)
   5.375%, 1/1/2032                                                                           4,400,000                4,288,240

Shelby County, Hospital Facilities Revenue, Improvement
   (The Shelby County Memorial Hospital Association)

   7.70%, 9/1/2018 (Prerefunded 9/1/2002)                                                     2,500,000  (a)           2,598,850

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Southwest Regional Water District, Water Revenue:

   6%, 12/1/2015 (Insured; MBIA)                                                              1,600,000                1,724,464

   6%, 12/1/2020 (Insured; MBIA)                                                              1,250,000                1,347,237

Strongsville, Library Improvement:

   5%, 12/1/2015 (Insured; FGIC)                                                              1,180,000                1,213,901

   5.50%, 12/1/2020 (Insured; FGIC)                                                           1,700,000                1,771,264

Student Loan Funding Corp.,

   Student Loan Revenue 7.20%, 8/1/2003                                                         235,000                  235,566

Summit County 6.50%, 12/1/2016

   (Insured; FGIC) (Prerefunded 12/1/2010)                                                    2,000,000  (a)           2,305,880

Summit County Port Authority, Revenue

  (Civic Theatre Project)

   5.50%, 12/1/2026 (Insured; AMBAC)                                                          1,000,000                1,029,600

Toledo 5.625%, 12/1/2011 (Insured; AMBAC)                                                     1,000,000                1,078,200

University of Cincinnati, University and College Revenue:

   5.75%, 6/1/2018                                                                            2,165,000                2,343,115

   5.75%, 6/1/2019                                                                            1,500,000                1,614,675

Warren, Waterworks Revenue
   5.50%, 11/1/2015 (Insured; FGIC)                                                           1,450,000                1,590,447

Youngstown:

   5.375%, 12/1/2025 (Insured; AMBAC)                                                         2,195,000                2,232,732

   6%, 12/1/2031 (Insured; AMBAC)                                                             2,370,000                2,560,406

U.S. RELATED--1.2%

Virgin Islands Public Finance Authority, Revenue

   6.375%, 10/1/2019                                                                          3,000,000                3,235,920

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $240,839,708)                                                                                               248,327,607


                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--3.1%                                                        Amount ($)               Value ($)
----------------------------------------------------------------------------------------------------------------------------------

OHIO:

Cuyuhoga County, HR, VRDN (Cleveland Clinic

   Foundation) 1.70% (SBPA; Bank of America)                                                  1,000,000  (c)           1,000,000

Ohio Air Quality Development Authority, Revenue, VRDN:

   (Cincinnati Gas and Electric) 1.75%                                                        1,000,000  (c)           1,000,000

   (Toledo Edison Co.) 1.70% (LOC; Barclay's Bank)                                            4,000,000  (c)           4,000,000

Trumball County, Health Care Facility Revenue, VRDN

  (Shepherd of the Valley Lutheran)

   1.70% (SBPA; Fleet Bank)                                                                   2,000,000  (c)           2,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $8,000,000)                                                                                                   8,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $248,839,708)                                                             98.5%              256,327,607

CASH AND RECEIVABLES (NET)                                                                         1.5%                3,983,321

NET ASSETS                                                                                         100%              260,310,928

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA                 American Capital Access

AMBAC               American Municipal Bond
                        Assurance Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance
                        Company

FHA                 Federal Housing Administration

FSA                 Financial Security Assurance

GNMA                Government National
                        Mortgage Association

HR                  Hospital Revenue

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

PCR                 Pollution Control Revenue

SBPA                Standby Bond Purchase Agreement

SWDR                Solid Waste Disposal Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              54.6

AA                               Aa                              AA                                               12.7

A                                A                               A                                                13.1

BBB                              Baa                             BBB                                               8.9

BB                               Ba                              BB                                                4.1

F1                               MIG1                            SP1                                               3.1

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     3.5

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  PURCHASED ON A DELAYED DELIVERY BASIS.

(C)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           248,839,708   256,327,607

Interest receivable                                                   4,695,288

Receivable for investment securities sold                             1,047,542

Receivable for shares of Beneficial Interest subscribed                 108,586

Prepaid expenses                                                         15,010

                                                                    262,194,033
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           191,615

Cash overdraft due to Custodian                                          65,488

Payable for investment securities purchased                           1,471,292

Payable for shares of Beneficial Interest redeemed                       91,837

Accrued expenses                                                         62,873

                                                                      1,883,105
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      260,310,928
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     253,754,042

Accumulated net realized gain (loss) on investments                   (931,013)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      7,487,899
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      260,310,928

NET ASSET VALUE PER SHARE

                                                                       Class A               Class B                 Class C
-----------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                      209,999,838            40,903,893              9,407,197

Shares Outstanding                                                   16,829,902             3,277,131                752,847
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                            12.48                  12.48                  12.50

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Year Ended April 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     14,084,058

EXPENSES:

Management fee--Note 3(a)                                            1,394,838

Shareholder servicing costs--Note 3(c)                                 797,900

Distribution fees--Note 3(b)                                           258,680

Professional fees                                                       34,495

Custodian fees                                                          29,115

Registration fees                                                       18,771

Prospectus and shareholders' reports                                    16,001

Trustees' fees and expenses--Note 3(d)                                   8,046

Loan commitment fees--Note 2                                             3,628

Miscellaneous                                                           20,041

TOTAL EXPENSES                                                       2,581,515

INVESTMENT INCOME--NET                                              11,502,543
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,920,612

Net unrealized appreciation (depreciation) on investments            1,784,198

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,704,810

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                15,207,353

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                             -----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,502,543          11,844,348

Net realized gain (loss) on investments         1,920,612            (269,599)

Net unrealized appreciation (depreciation)
   on investments                               1,784,198           8,261,575

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   15,207,353          19,836,324
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (9,528,395)          (9,946,284)

Class B shares                                (1,652,799)          (1,722,420)

Class C shares                                  (298,056)            (175,644)

TOTAL DIVIDENDS                              (11,479,250)         (11,844,348)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 20,754,631          10,936,995

Class B shares                                 12,822,645           6,898,509

Class C shares                                  4,832,251           2,299,161

Dividends reinvested:

Class A shares                                  6,126,198           6,347,474

Class B shares                                  1,033,878           1,125,148

Class C shares                                    177,684             105,131

Cost of shares redeemed:

Class A shares                               (17,901,390)         (27,908,361)

Class B shares                               (12,338,808)          (9,959,476)

Class C shares                                  (819,812)            (455,091)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      14,687,277          (10,610,510)

TOTAL INCREASE (DECREASE) IN NET ASSETS       18,415,380           (2,618,534)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           241,895,548          244,514,082

END OF PERIOD                                 260,310,928          241,895,548

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended April 30,
                                               ---------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,660,025             893,739

Shares issued for dividends reinvested            489,727             520,500

Shares redeemed                               (1,433,194)          (2,303,354)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     716,558            (889,115)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     1,025,420             563,184

Shares issued for dividends reinvested             82,621              92,268

Shares redeemed                                 (985,066)            (820,892)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     122,975            (165,440)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       385,075             188,444

Shares issued for dividends reinvested             14,186               8,591

Shares redeemed                                  (66,082)             (37,619)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     333,179              159,416

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 480,509 CLASS B SHARES REPRESENTING $6,042,379 WERE AUTOMATICALLY CONVERTED TO 480,757 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 351,720 CLASS B SHARES REPRESENTING $4,303,838 WERE AUTOMATICALLY CONVERTED TO 351,872 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                            Year Ended April 30,
                                                            ------------------------------------------------------------------------
CLASS A SHARES                                                 2002(a)          2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         12.29          11.88          12.80         12.86         12.65

Investment Operations:

Investment income--net                                         .58(b)         .61            .63           .65           .67

Net realized and unrealized gain
   (loss) on investments                                       .19            .41           (.90)          .08           .34

Total from Investment Operations                               .77           1.02           (.27)          .73          1.01

Distributions:

Dividends from investment income--net                        (.58)          (.61)           (.63)         (.65)         (.67)

Dividends from net realized gain
   on investments                                               --            --            (.02)         (.14)         (.13)

Total Distributions                                          (.58)          (.61)           (.65)         (.79)         (.80)

Net asset value, end of period                              12.48          12.29           11.88         12.80         12.86
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                          6.35           8.75           (2.08)         5.72          8.09
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       .92            .91             .91           .91           .90

Ratio of net investment income
   to average net assets                                     4.64           5.02            5.20          5.00          5.17

Portfolio Turnover Rate                                     32.20          27.53           26.70         40.36         24.73
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                            210,000        197,970         201,974       237,027       237,618

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.63% TO  4.64%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            Year Ended April 30,
                                                               ---------------------------------------------------------------------
CLASS B SHARES                                                 2002(a)          2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                           12.29          11.88          12.81         12.87         12.65

Investment Operations:

Investment income--net                                           .51(b)         .55            .57           .58           .60

Net realized and unrealized gain
   (loss) on investments                                         .20            .41           (.91)          .08           .35

Total from Investment Operations                                 .71            .96           (.34)          .66           .95

Distributions:

Dividends from investment income--net                           (.52)          (.55)          (.57)         (.58)         (.60)

Dividends from net realized gain
   on investments                                                 --            --            (.02)         (.14)         (.13)

Total Distributions                                            (.52)          (.55)          (.59)          (.72)         (.73)

Net asset value, end of period                                12.48          12.29          11.88          12.81         12.87
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                            5.82           8.21          (2.66)          5.17          7.62
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        1.42           1.41           1.42           1.42          1.41

Ratio of net investment income
   to average net assets                                       4.13           4.51           4.68           4.47          4.65

Portfolio Turnover Rate                                       32.20          27.53          26.70          40.36         24.73
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                               40,904         38,763         39,445         54,929        50,453

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.12% TO  4.13%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.





                                                                                          Year Ended April 30,
                                                              ----------------------------------------------------------------------
CLASS C SHARES                                                2002(a)          2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          12.30          11.89          12.82          12.88         12.66

Investment Operations:

Investment income--net                                       .48(b)            .52            .54            .55           .57

Net realized and unrealized gain
   (loss) on investments                                        .21            .41           (.91)           .08           .35

Total from Investment Operations                                .69            .93           (.37)           .63           .92

Distributions:

Dividends from investment income--net                          (.49)          (.52)          (.54)          (.55)         (.57)

Dividends from net realized gain
   on investments                                                --             --           (.02)          (.14)         (.13)

Total Distributions                                            (.49)          (.52)          (.56)          (.69)         (.70)

Net asset value, end of period                                12.50          12.30          11.89          12.82         12.88
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                            5.65           7.92          (2.90)          4.92          7.35
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        1.65           1.65           1.67           1.66          1.66

Ratio of net investment income
   to average net assets                                       3.86           4.21           4.41           4.20          4.38

Portfolio Turnover Rate                                       32.20          27.53          26.70          40.36         24.73
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                                9,407          5,163          3,095          1,793           579

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  3.85% TO  3.86%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series including the Ohio Series (the "fund"). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $14,927 during the period ended April 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At April 30, 2002, the components of accumulated earnings on a tax basis were as
follows:   accumulated  capital  losses  $931,013  and  unrealized  appreciation
$7,492,348.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, $931,013 of the carryover expires in fiscal 2009. The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2002 and April 30, 2001, were as follows: tax exempt income $11,479,250 and $11,844,348, respectively.

During the period ended April 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $54,047, increased accumulated net realized gain (loss) on investments by $4,368 and increased paid-in capital by $49,679. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $116,147 during the period ended April 30, 2002, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2002, Class B and Class C shares were charged $200,559 and $58,121, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B and Class C shares were charged $514,364, $100,280 and $19,373, respectively, pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $102,045 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings.These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $83,661,647 and $78,875,673, respectively.

At April 30, 2002, the cost of investments for Federal income tax purposes was $248,835,259; accordingly, accumulated net unrealized appreciation on investments was $7,492,348, consisting of $9,333,364 gross unrealized appreciation and $1,841,016 gross unrealized depreciation.


NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $30,754 increase in accumulated undistributed investment income-net and a corresponding $30,754 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001.

The effect of this change for the period ended April 30, 2002 was to increase net investment income by $23,293, increase net unrealized appreciation (depreciation) by $26,306 and decrease net realized gains (losses) by $49,599.
The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, Ohio Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Ohio Series (one of the Funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Ohio Series at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2002 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Ohio residents, Ohio personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander (68)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* IMS Health, a service provider of marketing information and information technology, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

Peggy C. Davis (58)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Ernest Kafka (69)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962-present)

* Instructor at the New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Nathan Leventhal (58)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-Present)

* President of Lincoln Center for the Performing Arts, Inc (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old, and has been an employee of the Manager since February 1984.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 59 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.



                  For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Ohio Series
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                      Transfer Agent
                      & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  057AR0402


================================================================================


Dreyfus Premier State
Municipal Bond Fund,
Pennsylvania Series



ANNUAL REPORT April 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Important Tax Information

                            29   Board Members Information

                            31   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                            Pennsylvania Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series, covering the 12-month period from May 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, an energy crisis in California and the first calendar quarter of U.S. economic contraction in about 10 years. Municipal bonds generally benefited from some of these events and were hurt by others. Many investors who attempted to profit from the market's short-term gyrations found that the market moved faster than they could.

Indeed, as many professionals can attest, the municipal bond market's direction becomes clearer only when viewed from a perspective measured in years, not weeks or months. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series, perform relative to its benchmark?

For the 12-month period ended April 30, 2002, the fund achieved a total return of 5.18% for Class A shares, 4.72% for Class B shares and 4.48% for Class C shares.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  7.00%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper Pennsylvania Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 6.58% .(3) The fund' s benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The fund s performance reflected changing economic conditions, including declining interest rates during the first eight months of the reporting period. The fund's returns lagged those of its benchmark and Lipper category average, primarily because of the poor performance among a few tax-exempt corporate bonds that the fund held which were hard-hit during the recession.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Pennsylvania state income tax without undue risk. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy had already weakened considerably. Even before the September 11 terrorist attacks, capital spending by businesses had fallen, the stock market was declining and unemployment was rising. In this environment, the Federal Reserve Board attempted to stimulate renewed economic growth by aggressively reducing short-term interest rates to their lowest level in 40 years.

As the economy worsened, the municipal bond market rallied. That's primarily because yields on newly issued bonds fell along with interest rates, making existing bonds more valuable. In addition, municipal bond prices moved higher in response to surging demand from investors seeking a relatively stable alternative to a volatile stock market.

Deep-discount bonds benefited greatly from the municipal bond market's rally. Because we had emphasized these securities in 2000 and early 2001 when they were out of favor, they contributed strongly to the fund's performance during the reporting period as they returned to favor among investors. When these bonds reached prices that we considered fully valued, we sold them and locked in profits. When reinvesting the proceeds, we generally favored relatively defensive, income-oriented securities selling either at face value or at modest premiums to the prices they will command when redeemed early -- or called -- by their issuers. We believe that such bonds will hold more of their value if interest rates rise and the municipal bond market declines.

However, the positive effects of our security selection strategy were partly offset by problems with certain corporate holdings, which were issued by a leading Pennsylvania-based steel manufacturer. During the fourth quarter of 2001, this company declared bankruptcy after steel prices fell to unacceptably low levels, and it stopped paying interest on its bonds. The fund' s returns during the reporting period reflected the full extent of this default. However, we have kept these bonds in the portfolio in the hope that they will gain value if and when this major U.S. corporation emerges from bankruptcy. Otherwise, we intend to sell them and use the resulting losses to offset other gains for tax purposes.

What is the fund's current strategy?

We have maintained the fund's relatively defensive positioning, which is designed to produce competitive levels of tax-exempt income in today's low interest-rate environment, while potentially preserving capital if and when the economy recovers and interest rates rise. Accordingly, we have continued to focus primarily on income-oriented bonds with maturities of 15 to 20 years and the potential for early redemption in five to seven years. Bonds with these characteristics have historically appealed to individual investors, which may help to ensure a liquid market when we choose to sell them. As always, we are prepared to change our strategy as market conditions evolve.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES ON 4/30/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN PENNSYLVANIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN PENNSYLVANIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/02

                                                      Inception                                                           From
                                                         Date           1 Year          5 Years        10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                        0.42%            4.16%           5.68%
WITHOUT SALES CHARGE                                                    5.18%            5.12%           6.16%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                 1/15/93         0.72%            4.25%            --        5.42% ((+)(+))

WITHOUT REDEMPTION                                      1/15/93         4.72%            4.57%            --        5.42% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))           8/15/95         3.48%            4.31%            --        4.81%
WITHOUT REDEMPTION                                      8/15/95         4.48%            4.31%            --        4.81%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))       THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES
            IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))    ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
            END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2002



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.5%                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--94.6%

Allegheny County 5.25%, 11/1/2021 (Insured; FGIC)                                             1,795,000                1,820,058

Allegheny County Hospital Development Authority, Revenue

   (Hospital--South Hills Health) 5.125%, 5/1/2029                                            3,000,000                2,627,670

Allegheny County Industrial Development Authority,
   Medical Center Revenue (Presbyterian Medical
   Center of Oakmont Pennsylvania, Inc.)

   6.75%, 2/1/2026 (Insured; FHA)                                                             1,645,000                1,761,022

Allegheny County Residential Finance Authority,
   Health Care Facilities Revenue

   (GNMA Collateralized--Lemington Home
   for the Aged Project) 5.75%, 5/20/2037                                                     1,000,000                1,010,970

Berks County Municipal Authority, Revenue
   (Phoebe--Devitt Homes Project)

   5.50%, 5/15/2015                                                                             780,000                  717,226

Bethlehem Area Vocational Technical School Authority, LR
   5%, 9/1/2019 (Insured; MBIA)                                                                 895,000                  895,215

Big Beaver Falls Area School District
   5.25%, 3/15/2015 (Insured; MBIA)                                                           2,000,000                2,045,060

Bradford County Industrial Development Authority, SWDR

   (International Paper Co. Projects) 6.60%, 3/1/2019                                         4,250,000                4,354,337

Bucks County Water and Sewer Authority,
   Revenue Collection Sewer Systems:

      5.375%, 6/1/2017 (Insured; AMBAC)                                                       1,340,000                1,399,107

      5%, 6/1/2019 (Insured; AMBAC)                                                           1,480,000                1,480,488

Butler County Industrial Development Authority,
   Health Care Facilities Revenue

   (Saint John Care Center) 5.80%, 4/20/2029                                                  6,455,000                6,556,989

Cambria County Industrial Development Authority, PCR

   (Bethlehem Steel Corp. Project) 7.50%, 9/1/2015                                            4,250,000  (a)             292,825

Canon-McMillan School District, GO
   Zero Coupon, 12/1/2026 (Insured; FGIC)                                                     2,000,000                  504,060

Charleroi Area School Authority, School Revenue
   Zero Coupon, 10/1/2020 (Insured; FGIC)                                                     2,000,000                  736,200

Chester County Health and Education Facilities Authority,
   Health System Revenue

   (Jefferson Health System) 5.375%, 5/15/2027                                                2,000,000                1,930,620

Council Rock School District
   5%, 11/15/2020 (Insured; MBIA)                                                             1,400,000                1,395,772

Cumberland County Municipal Authority,
   College Revenue (Messiah College)

   5.125%, 10/1/2015 (Insured; AMBAC)                                                         1,000,000                1,016,580


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Dauphin County General Authority, Revenue
  (Office and Parking, Riverfront Office)

   6%, 1/1/2025                                                                               3,000,000                2,641,140

Erie Zero Coupon, 11/15/2020 (Insured; FSA)                                                   1,610,000                  585,122

Erie School District Zero Coupon,
   9/1/2015 (Insured; FSA)                                                                    1,135,000                  580,609

Gettysburg Municipal Authority,
   College Revenue (Gettysburg College)

   4.75%, 8/15/2023 (Insured; AMBAC)                                                          2,000,000                1,878,660

Girtys Run Joint Sewer Authority, Sewer Revenue
   4.50%, 11/1/2020 (Insured; FSA)                                                            4,580,000                4,204,486

Harbor Creek School District, GO:

   5%, 8/1/2015 (Insured; FGIC)                                                               1,185,000                1,219,483

   5%, 8/1/2016 (Insured; FGIC)                                                               2,375,000                2,421,669

Harrisburg Authority, Office and Parking Revenue
   6%, 5/1/2019 (Prerefunded 5/1/2008)                                                        2,000,000  (b)           2,250,740

Harrisburg Redevelopment Authority, Revenue:

   Zero Coupon, 5/1/2018 (Insured; FSA)                                                       2,750,000                1,136,987

   Zero Coupon, 11/1/2018 (Insured; FSA)                                                      2,750,000                1,106,050

   Zero Coupon, 11/1/2019 (Insured; FSA)                                                      2,750,000                1,035,127

   Zero Coupon, 5/1/2020 (Insured; FSA)                                                       2,750,000                  994,895

   Zero Coupon, 11/1/2020 (Insured; FSA)                                                      2,500,000                  879,275

Health Care Facilities Authority of Sayre, Revenue
   (Guthrie Health Issue):

      5.85%, 12/1/2020                                                                        3,000,000                3,039,750

      5.75%, 12/1/2021                                                                        4,750,000                4,770,283

Lower Macungie Township
   5.65%, 5/1/2020 (Prerefunded 5/1/2005)                                                       900,000  (b)             972,432

Luzerne County Industrial Development Authority,
   Exempt Facilities Revenue (Pennsylvania Gas and
   Water Co. Project) 7.125%, 12/1/2022                                                       4,000,000                4,121,120

McKeesport Area School District, GO
   Zero Coupon, 10/1/2021 (Insured; AMBAC)                                                    3,455,000                1,193,288

Monroe County Hospital Authority, HR
   (Pocono Medical Center) 5.50%, 1/1/2022                                                    1,455,000                1,461,926

Montgomery County Higher Educational
   and Health Authority, Revenue First Mortgage
   (Montgomery Income Project) 10.50%, 9/1/2020                                               2,795,000                2,841,900

Montgomery County Industrial
   Development Authority, RRR

   7.50%, 1/1/2012 (LOC; Banque Paribas)                                                     14,715,000               15,145,708

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Montour School District (Notes):

   Zero Coupon, 1/1/2024 (Insured; FGIC)                                                      1,155,000                  343,878

   Zero Coupon, 1/1/2025 (Insured; FGIC)                                                      2,015,000                  564,804

Norristown (Asset Guarantee) Zero Coupon, 12/15/2014                                          1,465,000                  762,489

North Allegheny School District
   5.05%, 11/1/2021 (Insured; FGIC)                                                           1,455,000                1,454,098

Northampton County General Purpose Authority,
   County Agreement Revenue

   5.125%, 10/1/2020 (Insured; FSA)                                                           2,225,000                2,239,195

Northampton County Industrial Development Authority, PCR

   (Bethlehem Steel) 7.55%, 6/1/2017                                                          5,700,000  (a)             392,730

Northern York County School District
   5.25%, 11/15/2018 (Insured; FSA)                                                           1,160,000                1,166,983

Pennsylvania:

   5.375%, 5/1/2014                                                                           6,190,000                6,380,590

   COP 5%, 7/1/2015 (Insured; AMBAC)                                                          1,000,000                1,005,310

Pennsylvania Economic Development Financing Authority:

   RRR (Northampton Generating Project)
      6.50%, 1/1/2013                                                                         6,500,000                6,582,550

   Wastewater Treatment Revenue
      (Sun Co. Inc.--R and M Project) 7.60%, 12/1/2024                                        4,240,000                4,537,521

Pennsylvania Finance Authority, Guaranteed Revenue

  (Penn Hills Project):

      5.45%, 12/1/2019 (Insured; FGIC)                                                        2,615,000                2,694,914

      Zero Coupon, 12/1/2022 (Insured; FGIC)                                                  1,200,000                  385,716

      Zero Coupon, 12/1/2023 (Insured; FGIC)                                                  3,790,000                1,145,641

      Zero Coupon, 12/1/2024 (Insured; FGIC)                                                  3,790,000                1,077,232

      Zero Coupon, 12/1/2025 (Insured; FGIC)                                                  3,790,000                1,015,114

Pennsylvania Higher Educational Facilities Authority, Revenue:

  (State Higher Education System):

      5%, 6/15/2019 (Insured; AMBAC)                                                            560,000                  560,168

      5%, 6/15/2020 (Insured; AMBAC)                                                          1,915,000                1,904,736

   (UPMC Health System) 6%, 1/15/2022                                                         5,000,000                5,059,950

Pennsylvania Housing Finance Agency:

   5%, 4/1/2016                                                                               2,000,000                2,012,620

   Rental Housing 6.50%, 7/1/2023                                                             2,750,000                2,816,880

   Single Family Mortgage:

      6.75%, 4/1/2016                                                                         3,000,000                3,076,830

      6.875%, 10/1/2024                                                                       1,065,000                1,100,156

      6.90%, 4/1/2025                                                                         3,335,000                3,440,586



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Intergovernmental Cooperative Authority,
  Special Tax Revenue (Philadelphia Funding Program):

      5.25%, 6/15/2015 (Insured; FGIC)                                                        1,000,000                1,038,750

      5.50%, 6/15/2016 (Insured; FGIC)                                                        2,750,000                2,831,977

      4.75%, 6/15/2023 (Insured; FGIC)                                                       11,700,000               10,965,006

Pennsylvania Public School Building Authority, Revenue

   (Marple Newtown School District Project)
   5%, 3/1/2019 (Insured; MBIA)                                                               3,680,000                3,673,523

Philadelphia, Gas Works Revenue
   6.375%, 7/1/2026 (Insured; CMAC)                                                           1,000,000                1,058,280

Philadelphia Authority for Industrial Development, LR
   5.50%, 10/1/2015 (Insured; FSA)                                                            2,870,000                3,080,572

Philadelphia Hospitals and Higher Education
   Facilities Authority, Revenue
   (Jefferson Health System) 5%, 5/15/2011                                                    2,000,000                2,040,420

Philadelphia Redevelopment Authority, Revenue
   (Neighborhood Transformation)

   5.50%, 4/15/2018 (Insured; FGIC)                                                           3,600,000  (c)           3,772,872

Philadelphia School District
   4.50%, 4/1/2023 (Insured; MBIA)                                                           16,625,000               14,984,113

Philadelphia Water and Wastewater, Revenue
   5.60%, 8/1/2018 (Insured; MBIA)                                                            5,605,000                5,800,839

Pittsburgh 5.50%, 9/1/2013 (Insured; AMBAC)                                                   2,580,000                2,720,404

Pittsburgh Urban Redevelopment Authority,
   Mortgage Revenue:

      7.05%, 4/1/2023                                                                         1,785,000                1,807,848

      (Sidney Square Project) 6.65%, 9/1/2028                                                 3,350,000                3,526,378

Scranton School District (Notes):

   5%, 4/1/2018 (Insured; MBIA)                                                               1,390,000                1,398,396

   5%, 4/1/2019 (Insured; MBIA)                                                               2,710,000                2,710,840

South Side Area School District, GO
   5.25%, 6/1/2015 (Insured; FGIC)                                                            2,080,000  (c)           2,132,042

Southeast Delco School District
   Zero Coupon, 2/1/2023 (Insured; MBIA)                                                      2,055,000                  648,188

Southeastern Pennsylvania Transportation Authority,
   Special Revenue:

      5.375%, 3/1/2017 (Insured; FGIC)                                                        3,000,000                3,100,200

      4.75%, 3/1/2024 (Insured; FGIC)                                                         3,275,000                3,061,437

Unionville-Chadds Ford School District 5.20%, 6/1/2015                                        3,545,000                3,593,141

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Upper Merion General Authority, LR 6%, 8/15/2016                                              1,000,000                1,018,350

Washington County Industrial Development Authority:

   PCR (West Pennsylvania Power Co. Mitchell)
      6.05%, 4/1/2014 (Insured; AMBAC)                                                        3,000,000                3,230,970

   Revenue (Presbyterian Medical Center)
      6.75%, 1/15/2023 (Insured; FHA)                                                         3,000,000                3,083,160

Wilmington Area School District
   5.50%, 9/1/2017 (Insured; FSA)
   (Prerefunded 3/1/2005)                                                                     3,550,000  (b)           3,807,233

U.S. RELATED--.9%

Puerto Rico Public Finance Corp. (Commonwealth
   Appropriation) 5.70%, 8/1/2025                                                             2,000,000                2,073,940

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $229,120,787)                                                                                               223,904,419
------------------------------------------------------------------------------------------------------------------------------------


SHORT-TERM MUNICIPAL INVESTMENTS--5.8%
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA;

Geisinger Authority, Health Systems Revenue, VRDN
   (Geisinger Health System) 1.65%                                                              500,000  (d)             500,000

Lehigh County General Purpose Authority, HR, VRDN

  (Saint Luke's Hospital of Bethlehem, Pennsylvania Project)

   1.70% (LOC; First Union National Bank)                                                     1,100,000  (d)           1,100,000

Pennsylvania Higher Educational Facilities
   Authority, Revenue, VRDN

   (Carnegie Mellon University) 1.70%                                                         1,100,000  (d)           1,100,000

Philadelphia Hospitals and Higher Education
   Facilities Authority, HR, VRDN

   (Children's Hospital of Philadelphia Project) 1.70%                                        5,100,000  (d)           5,100,000

Schuylkill County Industrial Development
   Authority, RRR, VRDN (Northeastern Power Co.)
   1.70% (LOC; Dexia CLF Finance Co.)                                                         5,800,000  (d)           5,800,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $13,600,000)                                                                                                 13,600,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $242,720,787)                                                             101.3%             237,504,419

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.3%)             (2,987,766)

NET ASSETS                                                                                        100.0%             234,516,653


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

CMAC                      Capital Market Assurance
                             Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                             Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

GNMA                      Government National
                             Mortgage Association

GO                        General Obligation

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              56.4

AA                               Aa                              AA                                               19.4

A                                A                               A                                                 9.1

BBB                              Baa                             BBB                                               6.5

F1                               MIG1/P1                         SP1/A1                                            5.7

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     2.9

                                                                                                                 100.0

(A) NON-INCOME PRODUCING SECURITIES; INTEREST PAYMENTS IN DEFAULT.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  PURCHASED ON A DELAYED DELIVERY BASIS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           242,720,787   237,504,419

Interest receivable                                                   3,314,631

Receivable for shares of Beneficial Interest subscribed                 175,566

Prepaid expenses                                                         14,392

                                                                    241,009,008
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           172,722

Cash overdraft due to Custodian                                         301,045

Payable for investment securities purchased                           5,873,145

Payable for shares of Beneficial Interest redeemed                      112,206

Accrued expenses                                                         33,237

                                                                      6,492,355
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      234,516,653
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     239,306,018

Accumulated net realized gain (loss) on investments                     427,003

Accumulated net unrealized appreciation (depreciation) on
investments                                                          (5,216,368)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      234,516,653

NET ASSET VALUE PER SHARE

                                                                              Class A        Class B        Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            190,173,126     40,775,457      3,568,070

Shares Outstanding                                                         12,289,703      2,637,582        230,487
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.47          15.46          15.48

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended April 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     13,221,079

EXPENSES:

Management fee--Note 3(a)                                            1,316,964

Shareholder servicing costs--Note 3(c)                                 776,682

Distribution fees--Note 3(b)                                           235,734

Professional fees                                                       33,543

Custodian fees                                                          28,547

Prospectus and shareholders' reports                                    17,982

Registration fees                                                       17,710

Trustees' fees and expenses--Note 3(d)                                   6,693

Loan commitment fees--Note 2                                             3,447

Miscellaneous                                                           19,713

TOTAL EXPENSES                                                       2,457,015

INVESTMENT INCOME--NET                                              10,764,064
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,449,859

Net unrealized appreciation (depreciation) on investments             (379,207)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,070,652

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,834,716

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                             -----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         10,764,064          11,050,601

Net realized gain (loss) on investments         1,449,859            (416,605)

Net unrealized appreciation
   (depreciation) on investments                 (379,207)          6,846,631

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   11,834,716          17,480,627
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (8,861,100)         (9,383,302)

Class B shares                                 (1,719,719)         (1,587,180)

Class C shares                                   (120,009)            (80,119)

Net realized gain on investments:

Class A shares                                    (72,078)             (6,088)

Class B shares                                    (15,018)             (1,059)

Class C shares                                     (1,247)                (64)

TOTAL DIVIDENDS                               (10,789,171)        (11,057,812)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 14,845,603          19,370,172

Class B shares                                 11,261,724          12,623,431

Class C shares                                  1,456,961           1,104,938

Dividends reinvested:

Class A shares                                  4,717,075           4,747,883

Class B shares                                  1,100,698           1,050,158

Class C shares                                     88,307              55,398

Cost of shares redeemed:

Class A shares                                (18,712,018)        (21,831,112)

Class B shares                                (10,383,776)        (15,001,169)

Class C shares                                   (324,501)           (123,886)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        4,050,073           1,995,813

TOTAL INCREASE (DECREASE) IN NET ASSETS         5,095,618           8,418,628
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           229,421,035         221,002,407

END OF PERIOD                                 234,516,653         229,421,035


                                                       Year Ended April 30,
                                               ---------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       947,018           1,256,108

Shares issued for dividends reinvested            302,168             307,895

Shares redeemed                                (1,201,946)         (1,421,029)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      47,240             142,974
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       721,880             810,742

Shares issued for dividends reinvested             70,537              68,238

Shares redeemed                                  (664,150)           (980,459)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     128,267            (101,479)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        92,664              72,225

Shares issued for dividends reinvested              5,660               3,588

Shares redeemed                                   (20,769)             (8,128)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      77,555              67,685

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 378,299 CLASS B SHARES REPRESENTING $5,934,455 WERE AUTOMATICALLY CONVERTED TO 377,858 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 573,308 CLASS B SHARES REPRESENTING $8,811,256 WERE AUTOMATICALLY CONVERTED TO 572,837 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                       Year Ended April 30,
                                                         --------------------------------------------------------------------------
CLASS A SHARES                                          2002(a)          2001            2000             1999            1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   15.40            14.94           16.56            16.68           16.23

Investment Operations:

Investment income--net                                   .72(b)           .77             .79              .82             .85

Net realized and unrealized gain
   (loss) on investments                                 .07              .46           (1.33)             .16             .71

Total from Investment Operations                         .79             1.23            (.54)             .98            1.56

Distributions:

Dividends from investment income--net                   (.71)            (.77)           (.79)            (.82)           (.85)

Dividends from net realized
   gain on investments                                  (.01)            (.00)(c)        (.29)            (.28)           (.26)

Total Distributions                                     (.72)            (.77)          (1.08)           (1.10)          (1.11)

Net asset value, end of period                         15.47            15.40           14.94            16.56           16.68
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                     5.18             8.37           (3.24)            5.97            9.83
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .93              .92             .94              .92             .92

Ratio of net investment income

   to average net assets                                4.60             5.02            5.12             4.90            5.09

Portfolio Turnover Rate                                36.46            23.01           34.29            48.14           34.82
---------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                190,173          188,473         180,760          195,728         196,055

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.57% TO  4.60%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                           Year Ended April 30,
                                                            -----------------------------------------------------------------------
CLASS B SHARES                                                2002(a)          2001           2000            1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        15.38            14.93          16.55           16.67         16.23

Investment Operations:

Investment income--net                                        .64(b)           .69            .71             .74           .77

Net realized and unrealized gain
   (loss) on investments                                      .08              .45          (1.33)            .16           .70

Total from Investment Operations                              .72             1.14           (.62)            .90          1.47

Distributions:

Dividends from investment income--net                        (.63)            (.69)          (.71)           (.74)         (.77)

Dividends from net realized
   gain on investments                                       (.01)            (.00)(c)       (.29)           (.28)         (.26)

Total Distributions                                          (.64)            (.69)         (1.00)          (1.02)        (1.03)

Net asset value, end of period                              15.46            15.38          14.93           16.55         16.67
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                          4.72             7.75          (3.75)           5.43          9.20
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.43             1.43           1.46            1.43          1.43

Ratio of net investment income

   to average net assets                                     4.08             4.50           4.57            4.39          4.57

Portfolio Turnover Rate                                     36.46            23.01          34.29           48.14         34.82
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      40,775           38,593         38,968          68,869        74,855

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.05% TO  4.08%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended April 30,
                                                          -------------------------------------------------------------------------
CLASS C SHARES                                            2002(a)           2001            2000            1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    15.40             14.95           16.57           16.69          16.23

Investment Operations:

Investment income--net                                    .60(b)            .66             .67             .69            .70

Net realized and unrealized gain
   (loss) on investments                                  .09               .45           (1.33)            .16            .72

Total from Investment Operations                          .69              1.11            (.66)            .85           1.42

Distributions:

Dividends from investment income--net                    (.60)             (.66)           (.67)           (.69)          (.70)

Dividends from net realized
   gain on investments                                   (.01)             (.00)(c)        (.29)           (.28)          (.26)

Total Distributions                                      (.61)             (.66)           (.96)           (.97)          (.96)

Net asset value, end of period                          15.48             15.40           14.95           16.57          16.69
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                      4.48              7.49           (3.98)           5.16           8.91
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  1.66              1.67            1.70            1.69           1.69

Ratio of net investment income

   to average net assets                                 3.83              4.23            4.35            4.07           3.98

Portfolio Turnover Rate                                 36.46             23.01           34.29           48.14          34.82
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   3,568             2,355           1,274             898            463

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  3.80% TO  3.83%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company and operates as a series company that, effective May 17, 2001, offers eleven series including the Pennsylvania Series (the "fund"). The fund s investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $11,875 during the period ended April 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At April 30, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $30,659, undistributed capital gains $396,344 and unrealized depreciation $5,060,844.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2002 and April 30, 2001, were as follows: ordinary income $49,595 and $7,211, long-term capital gain $38,748 and $0 and tax exempt income $10,700,828 and $11,050,601, respectively.

During the period ended April 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $224,194, increased accumulated net realized gain (loss) on investments by $22,719 and increased paid-in capital by $201,475. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $102,781 during the period ended April 30, 2002, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2002, Class B and Class C shares were charged $212,060 and $23,674, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B and Class C shares were charged $484,699, $106,030, and $7,891, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $123,618 pursuant to the transfer
agency    agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $87,160,713 and $84,171,207, respectively.

At April 30, 2002, the cost of investments for Federal income tax purposes was $242,565,263; accordingly, accumulated net unrealized depreciation on investments was $5,060,844, consisting of $5,193,335 gross unrealized appreciation and $10,254,179 gross unrealized depreciation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premium on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $160,958 increase in accumulated undistributed investment income-net and a corresponding $160,958 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001.

The effect of this change for the year ended April 30, 2002 was to increase net investment income by $63,236, increase net unrealized appreciation (depreciation) by $5,434 and decrease net realized gains (losses) by $68,670.
The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus    Premier    State    Municipal    Bond   Fund,   Pennsylvania   Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series (one of the Funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Pennsylvania Series at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2002:

  -- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal income tax, and for individuals who are Pennsylvania residents, Pennsylvania personal income taxes), and

  -- the fund hereby designates $.0025 per share as a long-term capital gain distribution of the $.0057 per share paid on December 7, 2001.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander (68)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* IMS Health, a service provider of marketing information and information technology, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

Peggy C. Davis (58)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Ernest Kafka (69)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962-present)

* Instructor at the New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Nathan Leventhal (58)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-Present)

* President of Lincoln Center for the Performing Arts, Inc (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old, and has been an employee of the Manager since February 1984.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 59 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

NOTES


                      For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Pennsylvania Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent
                        & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  058AR0402


================================================================================


Dreyfus Premier State
Municipal Bond Fund,
Texas Series



ANNUAL REPORT April 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                                   Texas Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, Texas Series, covering the 12-month period from May 1, 2001 through April 30,
2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, an energy crisis in California and the first calendar quarter of U.S. economic contraction in about 10 years. Municipal bonds generally benefited from some of these events and were hurt by others. Many investors who attempted to profit from the market's short-term gyrations found that the market moved faster than they could.

Indeed, as many professionals can attest, the municipal bond market's direction becomes clearer only when viewed from a perspective measured in years, not weeks or months. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Texas Series, perform relative to its benchmark?

For the 12-month period ended April 30, 2002, the fund achieved a total return of 8.11% for Class A shares, 7.52% for Class B shares and 7.25% for Class C shares.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 7.00% for the same period.(2) Additionally, the fund is reported in the Lipper Texas Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 5.82%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's strong relative performance during the reporting period to our ability to buy out-of-favor securities at low prices, which we held until they returned to favor and reached higher prices.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax without undue risk. To achieve this objective, we employ two primary strategies. First, for between one-half and three-quarters of the total fund, we look for bonds that can potentially offer attractive current income. We typically look for bonds that can provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

Second, for the remainder of the fund, we try to look for bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

they may be temporarily out of favor among investors. Our belief is that these bonds' prices will rise as they return to favor over time.

What other factors influenced the fund's performance?

With capital spending falling and unemployment rising, the U.S. economy had already weakened when the reporting period began. These conditions worsened after the September 11 terrorist attacks. The Federal Reserve Board (the "Fed") responded by aggressively reducing short-term interest rates, which fell to their lowest level in 40 years.

As the economy deteriorated, the municipal bond market rallied. That's primarily because yields on newly issued bonds fell along with interest rates, making existing bonds more valuable. In addition, municipal bond prices moved higher as demand surged from investors seeking an investment alternative to a declining stock market.

Deep-discount bonds performed particularly well during the market's rally. We had emphasized these securities when they were out of favor among investors, and the fund benefited during the reporting period as they returned to favor. After locking in profits by selling these bonds at attractive prices, we shifted our focus to income-oriented bonds selling at modest premiums to the prices they will command when redeemed early -- or called -- by their issuers. These relatively defensive bonds tend to hold more of their value when interest rates rise.

In addition, we generally maintained the fund's average duration -- a measure of sensitivity to changing interest rates -- at a point that was longer than that of its Lipper category average. This strategy helped the fund's performance by maintaining existing yields for as long as practical while interest rates fell.

On the other hand, the fund's performance was hurt by its holdings of tax-exempt airline bonds, which were hard-hit by the September 11 attacks. While prices have since rebounded from their lows, they have not yet reached pre-attack levels. These bonds comprised just a small percentage of the fund, however, and their impact on performance was correspondingly small.

Although price movements of Texas municipal bonds generally tracked those of the national market, Texas bonds generally provided higher yields than bonds from most other states. That's primarily because Texas has no state income tax, which reduces demand for tax-exempt investments from its residents.

What is the fund's current strategy?

Although we do not manage the fund according to interest-rate trends, we have nonetheless positioned the fund defensively, using strategies designed to produce competitive levels of tax-exempt income and preserve capital if interest rates begin to rise. The fund's defensive stance also reflects our expectation that the supply of newly issued municipal bonds may increase throughout the United States as state and local governments struggle with disappointing tax revenues. Accordingly, although we have continued to focus on income-oriented bonds with maturities between 15 and 20 years, we have recently emphasized the shorter end of that range. Of course, we are prepared to change our strategy as market conditions evolve.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-TEXAS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Texas Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES ON 4/30/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN TEXAS MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN TEXAS MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/02

                                                    Inception                                                           From
                                                       Date           1 Year          5 Years        10 Years        Inception
----------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                      3.26%            4.91%           6.40%
WITHOUT SALES CHARGE                                                  8.11%            5.88%           6.89%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))               1/15/93         3.52%            5.03%            --         6.17% ((+)(+))

WITHOUT REDEMPTION                                    1/15/93         7.52%            5.35%            --         6.17% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))         8/15/95         6.25%            5.08%            --         5.58%
WITHOUT REDEMPTION                                    8/15/95         7.25%            5.08%            --         5.58%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))        THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES
             IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))     ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
             END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2002



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.6%                                                        Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Aledo Independent School District, Unlimited Tax
  School Building (Permanent School Fund Guaranteed)

   Zero Coupon, 2/15/2014                                                                     1,225,000                  683,489

Austin, Utility System Revenue

   5.125%, 11/15/2016 (Insured; FSA)                                                          1,110,000                1,124,441

Austin Convention Enterprises Inc., Revenue

   (Convention Center Hotel) 6.60%, 1/1/2021                                                  1,000,000                1,005,580

Austin Independent School District

   5.75%, 8/1/2015                                                                            1,000,000                1,044,860

Brazos Higher Education Authority Inc., Student Loan Revenue

   6.80%, 12/1/2004                                                                             700,000                  754,418

Castleberry Independent School District

   5.70%, 8/15/2021                                                                             830,000                  852,609

Coastal Water Authority, Water Conveyance System Revenue

   6.25%, 12/15/2017 (Insured; AMBAC)                                                         2,170,000                2,172,582

Corpus Christi Utility System

   5.25%, 7/15/2016 (Insured; FSA)                                                            1,065,000                1,095,470

Denison Hospital Authority, HR

   (Texoma Medical Center Project) 6.125%, 8/15/2017                                            750,000                  690,210

El Paso Housing Authority, Multi-Family Revenue

   (Section 8 Projects) 6.25%, 12/1/2009                                                      2,510,000                2,570,968

Fort Worth, Water & Sewer Revenue

   5.25%, 2/15/2016                                                                             875,000                  893,533

Frisco Independent School District (School Building)

   5.40%, 8/15/2023                                                                           1,155,000                1,158,326

Grape Creek-Pulliam Independent School District

  Public Facility Corp., School Facility LR

   7.25%, 5/15/2021 (Prerefunded 5/15/2006)                                                   2,200,000  (a)           2,570,744

Houston:

  Airport Systems Revenue (Continental)

      7.375%, 7/1/2022                                                                        1,000,000                  989,510

   Certificate Obligation 5.625%, 3/1/2017                                                      850,000                  900,269

   Water & Sewer Systems Revenue

      Zero Coupon, 12/1/2019

      (Insured; FSA)                                                                          5,000,000                1,912,500

Houston Independent School District
   (Permanent School Fund Guaranteed)

   4.75%, 2/15/2022                                                                           2,500,000                2,333,950


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Irving Independent School District
  (Permanent School Fund Guaranteed)

   Zero Coupon, 2/15/2010                                                                     1,985,000                1,400,179

Jefferson County Certificate Obligation

   6%, 8/1/2020 (Insured; FSA) (Prerefunded 8/1/2010)                                           500,000  (a)             569,855

Katy Independent School District 5.75%, 2/15/2020                                               405,000                  424,294

Lakeway Municipal Utility District

   Zero Coupon, 9/1/2013 (Insured; FGIC)                                                      1,850,000                1,068,671

Leon County, PCR (Nucor Corp. Project) 7.375%, 8/1/2009                                         750,000                  768,075

Lower Colorado River Authority, Revenue, Junior Lein

   4.50%, 1/1/2017 (Insured; FSA)                                                             1,410,000                1,369,350

Lubbock Health Facilities Development Corporation, Revenue

   (Sears Plains) 5.50%, 1/20/2021                                                            1,000,000                1,002,720

McKinney Independent School District

   5.375%, 2/15/2019                                                                          1,000,000                1,022,260

North Central Health Facilities
   Development Corporation, Revenue
   5.45%, 4/1/2019 (Insured; FSA)                                                             2,000,000                2,018,600

San Antonio:

   5%, 2/1/2016                                                                                 500,000                  504,065

   Electric and Gas Revenue 5.50%, 2/1/2020                                                     500,000                  512,265

   Water Revenue 5.60%, 5/15/2021 (Insured; MBIA)                                             1,500,000                1,536,900

Texas (Veterans Housing Assistance) 6.80%, 12/1/2023                                          2,145,000                2,258,213

Texas A & M University, Financing System Revenues

   5.375%, 5/15/2014                                                                            920,000                  946,855

Texas Department of Housing and Community Affairs, MFHR

   (Harbors and Plumtree) 6.35%, 7/1/2016                                                     1,300,000                1,343,108

Texas National Research Laboratory Commission
   Financing Corp., LR (Superconducting Super Collider)
   6.95%, 12/1/2012                                                                             700,000                  831,362

Texas Public Finance Authority, Building Revenue

  (State Preservation Board Project):

      4.50%, 2/1/2018 (Insured; AMBAC)                                                        2,805,000                2,619,758

      4.50%, 2/1/2019 (Insured; AMBAC)                                                        2,165,000                1,995,589

Texas Water Development Board, Revenue,
   State Revolving Fund:

   5.25%, 7/15/2017                                                                           1,500,000                1,520,490

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Tomball Hospital Authority, Revenue 6%, 7/1/2013                                              5,000,000                5,052,550

Tyler Health Facility Development Corp., HR

  (East Texas Medical Center Regional Health):

      6.625%, 11/1/2011                                                                         720,000                  705,384

      6.75%, 11/1/2025                                                                        1,000,000                  925,990

University of Texas (Financing System) University Revenues

   3.75%, 8/15/2018                                                                           5,000,000                4,202,250

Victoria, Utility System Revenue
   4.75%, 12/1/2022 (Insured; MBIA)                                                           1,105,000                1,023,473

Waxahachie Community Development Corp.,
   Sales Tax Revenue:

   Zero Coupon, 8/1/2020 (Insured; MBIA)                                                      1,430,000                  503,617

   Zero Coupon, 8/1/2023 (Insured; MBIA)                                                      1,000,000                  288,820

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $57,978,862)                                                                                                 59,168,152
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--.8%
-----------------------------------------------------------------------------------------------------------------------------------

Harris County Industrial Development Corp., PCR, VRDN

  (EXXON Project) 1.75%

   (cost $500,000)                                                                              500,000  (b)             500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $58,478,862)                                                               98.4%              59,668,152

CASH AND RECEIVABLES (NET)                                                                          1.6%                 966,239

NET ASSETS                                                                                        100.0%              60,634,391


Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              60.0

AA                               Aa                              AA                                               12.6

A                                A                               A                                                 6.6

BBB                              Baa                             BBB                                              11.3

BB                               Ba                              BB                                                1.7

B                                B                               B                                                 2.7

F1                               MIG1/P1                         SP1/A1                                             .8

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      4.3

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund





STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  58,478,862  59,668,152

Cash                                                                     61,622

Interest receivable                                                     948,075

Prepaid expenses                                                         13,948

                                                                     60,691,797
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            36,189

Accrued expenses                                                         21,217

                                                                         57,406
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       60,634,391
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      59,450,094

Accumulated net realized gain (loss) on investments                      (4,993)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      1,189,290
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       60,634,391

NET ASSET VALUE PER SHARE

                                                                              Class A       Class B       Class C
-------------------------------------------------------------------------------------------------- ---------------------------------

Net Assets ($)                                                             53,008,695     6,993,716       631,980

Shares Outstanding                                                          2,547,725       336,222        30,393
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   20.81         20.80         20.79

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended April 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,267,532

EXPENSES:

Management fee--Note 3(a)                                              333,392

Shareholder servicing costs--Note 3(c)                                 186,052

Distribution fees--Note 3(b)                                            37,207

Registration fees                                                       18,724

Professional fees                                                       10,903

Prospectus and shareholders' reports                                    10,493

Custodian fees                                                           9,151

Trustees' fees and expenses--Note 3(d)                                   1,943

Loan commitment fees--Note 2                                               939

Miscellaneous                                                            8,928

TOTAL EXPENSES                                                         617,732

Less-reduction in management fee due to
  undertaking--Note 3(a)                                               (64,345)

NET EXPENSES                                                           553,387

INVESTMENT INCOME--NET                                               2,714,145
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                162,118

Net unrealized appreciation (depreciation) on investments            1,781,778

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,943,896

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,658,041

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                              ----------------------------------
                                                     2002                  2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,714,145             2,871,137

Net realized gain (loss) on investments           162,118               252,182

Net unrealized appreciation (depreciation)
   on investments                               1,781,778             2,580,295

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,658,041             5,703,614
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,406,432)           (2,575,149)

Class B shares                                   (270,969)             (284,092)

Class C shares                                    (16,674)              (11,896)

Net realized gain on investments:

Class A shares                                   (277,352)                   --

Class B shares                                    (34,264)                   --

Class C shares                                     (2,111)                   --

TOTAL DIVIDENDS                                (3,007,802)           (2,871,137)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,587,354             3,029,305

Class B shares                                  1,211,855               668,499

Class C shares                                    302,500               102,208

Dividends reinvested:

Class A shares                                  1,231,783             1,136,043

Class B shares                                    180,432               156,302

Class C shares                                     10,552                 6,059

Cost of shares redeemed:

Class A shares                                 (4,975,690)           (6,436,555)

Class B shares                                 (1,144,603)           (2,049,039)

Class C shares                                    (57,698)              (18,585)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              (653,515)           (3,405,763)

TOTAL INCREASE (DECREASE) IN NET ASSETS           996,724              (573,286)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            59,637,667            60,210,953

END OF PERIOD                                  60,634,391            59,637,667


                                                        Year Ended April 30,
                                                --------------------------------
                                                     2002                  2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       124,064               154,473

Shares issued for dividends reinvested             59,392                56,619

Shares redeemed                                  (239,794)             (321,704)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (56,338)             (110,612)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        58,315                32,710

Shares issued for dividends reinvested              8,703                 7,804

Shares redeemed                                   (54,779)             (103,813)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      12,239               (63,299)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        14,645                 5,006

Shares issued for dividends reinvested                509                   301

Shares redeemed                                    (2,804)                 (959)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      12,350                 4,348

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 30,709 CLASS B SHARES REPRESENTING $644,996 WERE AUTOMATICALLY CONVERTED TO 30,699 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 43,152 CLASS B SHARES REPRESENTING $853,361 WERE AUTOMATICALLY CONVERTED TO 43,153 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                           Year Ended April 30,
                                                          --------------------------------------------------------------------------
CLASS A SHARES                                          2002(a)           2001            2000             1999            1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   20.24             19.33           21.37            21.68           20.99

Investment Operations:

Investment income--net                                   .94(b)            .96             .98             1.00            1.08

Net realized and unrealized gain (loss)
   on investments                                        .68               .91           (1.77)             .21             .99

Total from Investment Operations                        1.62              1.87            (.79)            1.21            2.07

Distributions:

Dividends from investment income--net                   (.94)             (.96)           (.98)           (1.00)          (1.08)

Dividends from net realized gain
   on investments                                       (.11)               --            (.27)            (.52)           (.30)

Total Distributions                                    (1.05)             (.96)          (1.25)           (1.52)          (1.38)

Net asset value, end of period                         20.81             20.24           19.33            21.37           21.68
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                     8.11              9.83           (3.62)            5.66           10.03
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .85               .85             .85              .85             .72

Ratio of net investment income
   to average net assets                                4.54              4.80            4.95             4.59            4.96

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                               .10               .10             .14              .07             .18

Portfolio Turnover Rate                                32.62             12.69           22.70            49.67           27.18
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 53,009            52,716          52,464           60,516          59,758

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.51% TO  4.54%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                            Year Ended April 30,
                                                           -------------------------------------------------------------------------
CLASS B SHARES                                           2002(a)           2001             2000            1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    20.24             19.32            21.37           21.68          20.98

Investment Operations:

Investment income--net                                    .83(b)            .86              .88             .89            .97

Net realized and unrealized gain (loss)
   on investments                                         .67               .92            (1.78)            .21           1.00

Total from Investment Operations                         1.50              1.78             (.90)           1.10           1.97

Distributions:

Dividends from investment income--net                    (.83)             (.86)            (.88)           (.89)          (.97)

Dividends from net realized gain
   on investments                                        (.11)               --             (.27)           (.52)          (.30)

Total Distributions                                      (.94)             (.86)           (1.15)          (1.41)         (1.27)

Net asset value, end of period                          20.80             20.24            19.32           21.37          21.68
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                      7.52              9.35            (4.14)           5.13           9.53
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  1.35              1.35             1.35            1.35           1.23

Ratio of net investment income
   to average net assets                                 4.04              4.30             4.41            4.09           4.44

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                .11               .12              .16             .08            .18

Portfolio Turnover Rate                                 32.62             12.69            22.70           49.67          27.18
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   6,994             6,557            7,483          17,031         20,454

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.00% TO  4.04%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            Year Ended April 30,
                                                         ---------------------------------------------------------------------------
CLASS C SHARES                                            2002(a)           2001           2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    20.23             19.31          21.36           21.67           20.97

Investment Operations:

Investment income--net                                    .77(b)            .81            .84             .83             .91

Net realized and unrealized gain (loss)
   on investments                                         .68               .92          (1.78)            .21            1.00

Total from Investment Operations                         1.45              1.73           (.94)           1.04            1.91

Distributions:

Dividends from investment income--net                    (.78)             (.81)          (.84)           (.83)           (.91)

Dividends from net realized gain
   on investments                                        (.11)               --           (.27)           (.52)           (.30)

Total Distributions                                      (.89)             (.81)         (1.11)          (1.35)          (1.21)

Net asset value, end of period                          20.79             20.23          19.31           21.36           21.67
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                      7.25              9.02          (4.33)           4.86            9.24
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  1.60              1.60           1.60            1.60            1.52

Ratio of net investment income
   to average net assets                                 3.76              4.01           4.15            3.79            4.10

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                .13               .12            .15             .11             .15

Portfolio Turnover Rate                                 32.62             12.69          22.70           49.67           27.18
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     632               365            265             620             261

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  3.72% TO  3.76%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO MAY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series including the Texas Series (the "fund"). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,585 during the period ended April 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.


(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At April 30, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,574 and unrealized appreciation $1,226,381. In addition, the fund had $9,567 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2002 and April 30, 2001, were as follows: ordinary income $10,479 and $0, long term capital gain $303,248 and $0 and tax exempt income $2,694,075 and $2,871,137, respectively.

During the period ended April 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $46,321, increased accumulated net realized gain (loss) on investments by $5,798 and increased paid-in capital by $40,523. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from May 1, 2001 through April 30, 2002 to reduce the management fee paid by the fund, to the extent that, if the fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .85 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $64,345 during the period ended April 30, 2002.

The Distributor retained $8,750 during the period ended April 30, 2002 from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2002, Class B and Class C shares were charged $33,843 and $3,364, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B and Class C shares were charged $133,499, $16,922 and $1,121, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $19,658 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $18,820,874 and $19,499,541, respectively.

At April 30, 2002, the cost of investments for Federal income tax purposes was $58,441,771; accordingly, accumulated net unrealized appreciation on investments was $1,226,381, consisting of $1,569,792 gross unrealized appreciation and $343,411 gross unrealized depreciation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $26,251 increase in accumulated undistributed investment income-net and a corresponding $26,251 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on April 30, 2001.

The effect of this change for the period ended April 30, 2002 was to increase net investment income by $20,069, decrease net unrealized appreciation (depreciation) by $10,840 and decrease net realized gains (losses) by $9,229.
The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier State Municipal Bond Fund, Texas Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Texas Series (one of the Funds comprising Dreyfus Premier State Municipal Bond
Fund) as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Texas Series at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended April 30, 2002:

  -- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal income tax, and for individuals who
  are    Texas   residents,   not   subject   to   taxation   by   Texas)  , an

  -- the fund designates $.1042 per share as a long-term capital gain distribution of the $.1078 per share paid on December 7, 2001.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander (68)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000--Present)

* Chairman of the Board and Chief Executive Officer (October 1999--September
  2000) and Director (February 1993--September 1999) of The Dun and Bradstreet Corporation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* IMS Health, a service provider of marketing information and information technology, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

Peggy C. Davis (58)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Ernest Kafka (69)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962--present)

* Instructor at the New York Psychoanalytic Institute (1981--present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School (1987--2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Nathan Leventhal (58)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997--Present)

* President of Lincoln Center for the Performing Arts, Inc (March 1984--December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old, and has been an employee of the Manager since February 1984.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 59 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

                   For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Texas Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent
                        & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  061AR0402


================================================================================


Dreyfus Premier State
Municipal Bond Fund,
Virginia Series



ANNUAL REPORT April 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Premier State
                                                           Municipal Bond Fund,
                                                                Virginia Series

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier State Municipal Bond Fund, Virginia Series, covering the 12-month period from May 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

Over the past year, we've seen economic conditions ranging from recession to steps toward recovery. Events during the reporting period included the September 11 terrorist attacks, the bankruptcies of major U.S. corporations, an energy crisis in California and the first calendar quarter of U.S. economic contraction in about 10 years. Municipal bonds generally benefited from some of these events and were hurt by others. Many investors who attempted to profit from the market's short-term gyrations found that the market moved faster than they could.

Indeed, as many professionals can attest, the municipal bond market's direction becomes clearer only when viewed from a perspective measured in years, not weeks or months. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Premier State Municipal Bond Fund, Virginia Series, perform relative to its benchmark?

For the 12-month period ended April 30, 2002, the fund achieved a total return of 5.86% for Class A shares, 5.26% for Class B shares and 5.01% for Class C shares.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  7.00%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper Virginia Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 5.70%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's performance to changing market conditions. Early in the reporting period, the fund benefited from falling interest rates in a slowing economy. While market weakness late in the reporting period offset some of those earlier gains, the fund still had competitive returns relative to its Lipper category average.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax and Virginia state income tax without undue risk. To achieve this objective, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the municipal bond market. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer and any provisions for early redemption.

Second, we actively manage the portfolio's average duration -- a measure of sensitivity to changing interest rates -- in anticipation of tem-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

porary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. and Virginia economies had already slowed considerably, with the downturn driven by reduced capital spending, lower corporate earnings and climbing unemployment. Economic weakness was further intensified by the September 11 terrorist attacks. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by aggressively reducing short-term interest rates to their lowest level in 40 years. As interest rates and bond yields declined, municipal bond prices generally rose, benefiting the fund's performance.

During the first half of the reporting period, when the economy was slowing, we focused on non-conventional, "off the run" bonds that we believed would provide opportunities for high income and total returns. To manage risks, we complemented these relatively aggressive holdings with high quality securities, including insured bonds that are not subject to potential early redemption by their issuers.(4) However, subsequent weakness among lower rated bonds hurt the fund' s performance during the reporting period. Tax-exempt bonds issued by airlines to finance airport terminal facilities were particularly hard-hit by the September 11 terrorist attacks. While these bonds have since rebounded strongly, they have not yet reached pre-attack price levels. The fund's other corporate holdings are typically from companies that dominate their industries, and we believe that they will reach higher prices as the economy recovers.

The fund's average duration was longer than that of its Lipper category average for much of the reporting period. This benefited performance when interest rates fell. During the second half of the reporting period, we gradually reduced the fund's average duration by selling some of the fund' s more aggressive, long-term holdings. This change proved beneficial when the Fed suggested in early 2002 that an economic recovery was underway. Many investors interpreted these comments as a signal that the next move would be toward higher interest rates. While we do not anticipate rate hikes in the immediate future, these expectations were nonetheless factored into municipal bond prices, erasing a portion of the market and fund's earlier gains.

What is the fund's current strategy?

Although we do not manage the fund according to interest-rate trends, we intend to move the fund to a more defensive position to protect against potential interest-rate increases later this year. This stance also reflects our expectation that the supply of newly issued municipal bonds may increase throughout the United States as state and local governments struggle with widening budget deficits. Although we expect the supply of Virginia bonds to remain relatively low, the state is part of -- and generally moves in tandem with -- the broader national market. Of course, we are prepared to change our strategy as market conditions evolve.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-VIRGINIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) PORTFOLIO INSURANCE EXTENDS TO THE REPAYMENT OF PRINCIPAL AND PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO'S SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier State Municipal Bond Fund, Virginia Series Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES ON 4/30/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN VIRGINIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN VIRGINIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 4/30/02

                                                         Inception                                                        From
                                                            Date        1 Year          5 Years       10 Years        Inception
--------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                       1.08%            4.47%          5.99%
WITHOUT SALES CHARGE                                                   5.86%            5.43%          6.48%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                 1/15/93        1.26%            4.57%           --       5.57% ((+)(+))

WITHOUT REDEMPTION                                      1/15/93        5.26%            4.90%           --       5.57% ((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))           8/15/95        4.01%            4.64%           --       5.13%
WITHOUT REDEMPTION                                      8/15/95        5.01%            4.64%           --       5.13%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))        THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES
             IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))     ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
             END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

April 30, 2002



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.7%                                                        Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

VIRGINIA--70.8%

Alexandria 5.50%, 6/15/2017                                                                   2,625,000                2,802,581

Alexandria Redevelopment and Housing Authority,

  Multi-Family Housing Mortgage Revenue
  (Buckingham Village Apartments)

   6.125%, 7/1/2021                                                                           3,000,000                3,062,190

Amelia County Industrial Development Authority, SWDR

   (Waste Management Project) 4.90%, 4/1/2027                                                 2,500,000                2,500,250

Beford County Industrial Development Authority,

  IDR (Nekossa Packaging Corp. Project)

   5.60%, 12/1/2025                                                                           1,200,000                1,045,176

Chesapeake, Public Improvement 5.50%, 12/1/2017                                               1,750,000                1,857,660

Chesapeake Bay Bridge and Tunnel Commission District, Revenue,

   General Resolution 5.50%, 7/1/2025 (Insured; MBIA)                                         3,500,000                3,715,880

Chesapeake Toll Road, Expressway Revenue
   5.625%, 7/15/2019                                                                          1,250,000                1,266,913

Dulles Town Center Community Development Authority,

  Special Assessment Tax (Dulles Town Center Project)

   6.25%, 3/1/2026                                                                            3,000,000                2,954,040

Fairfax County Park Authority, Park Facilities Revenue

   6.625%, 7/15/2020 (Prerefunded 7/15/2003)                                                  2,665,000  (a)           2,860,238

Fairfax County Redevelopment and Housing Authority, MFHR

   (Paul Spring Retirement Center)
   6%, 12/15/2028 (Insured; FHA)                                                                600,000                  624,972

Fairfax County Water Authority, Water Revenue:

   5.50%, 4/1/2018                                                                            1,655,000                1,751,404

   5.50%, 4/1/2019                                                                            1,830,000                1,926,679

Hampton Redevelopment and Housing Authority,
   First Mortgage Revenue (Olde Hampton Hotel
   Associates Project) 6.50%, 7/1/2016                                                        1,500,000                1,434,000

Industrial Development Authority of the
   County of Henrico, SWDR (Browning-Ferris
   Industries of South Atlantic, Inc. Project)
   5.45%, 1/1/2014                                                                            3,500,000                3,044,055

Industrial Development Authority of the
   County of Prince William, Revenue:
      Hospital Facility (Potomac Hospital Corp. of Prince William)

         6.85%, 10/1/2025 (Prerefunded 10/1/2005)                                             1,000,000  (a)           1,146,690

      (Potomac Place) 6.25%, 12/20/2027                                                         700,000                  732,151

      Residential Care Facility, First Mortgage (Westminster
         Lake Ridge) 6.625%, 1/1/2026                                                         1,500,000                1,531,350


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

VIRGINIA (CONTINUED)

Industrial Development Authority of the Town of West Point,
   SWDR (Chesapeake Corp. Project) 6.375%, 3/1/2019                                             500,000                  433,985

Isle Wight County Industrial Development Authority,

   Solid Waste Disposal Facilities Revenue
   (Union Camp Corp. Project) 6.10%, 5/1/2027                                                 2,850,000                2,833,727

Prince William County Park Authority, Revenue

   6.875%, 10/15/2016 (Prerefunded 10/15/2004)                                                3,000,000  (a)           3,364,230

Richmond Metropolitan Authority, Expressway Revenue

   5.25%, 7/15/2017 (Insured; FGIC)                                                           3,100,000                3,278,374

Roanoke Industrial Development Authority, HR
   (Carilion Health System) 5.50%, 7/1/2021 (Insured; MBIA)                                   2,500,000                2,573,400

Staunton Industrial Development Authority,

  Educational Facilities Revenue (Mary Baldwin College)

   6.75%, 11/1/2021                                                                           2,000,000                2,072,180

University of Virginia, University Revenue 5.75%, 5/1/2021                                    1,200,000                1,251,540

Virginia Housing Development Authority:

  Commonwealth Mortgage:

      5.80%, 1/1/2018                                                                         2,000,000                2,091,200

      6.60%, 7/1/2020                                                                         1,075,000                1,095,629

      5.50%, 1/1/2022                                                                         1,790,000                1,797,625

   Multi-Family Housing 5.95%, 5/1/2016                                                       2,000,000                2,093,540

Virginia Public Building Authority, Public Facilities Revenue

   5.75%, 8/1/2018                                                                            2,500,000                2,689,150

Virginia Public School Authority 5%, 8/1/2019                                                 2,055,000  (b)           2,065,480

Virginia Resource Authority, Clean Water Revenue

   (State Revolving Fund) 5.375%, 10/1/2022                                                   3,035,000                3,117,552

U. S. RELATED--25.9%

Children's Trust Fund of Puerto Rico,
   Tobacco Settlement Revenue, Asset Backed Bonds
   6%, 7/1/2026                                                                               3,000,000                3,066,690

Commonwealth of Puerto Rico:

   8.97%, 7/1/2012                                                                            2,950,000  (c,d)         3,638,707

   (Public Improvement):

      5.50%, 7/1/2012 (Insured; MBIA)                                                            50,000                   55,837

      5.25%, 7/1/2015 (Insured; MBIA)                                                         3,000,000                3,262,050

      6%, 7/1/2026 (Prerefunded 7/1/2007)                                                     1,500,000  (a)           1,727,370

Guam Economic Development Authority,
   Tobacco Settlement-Asset Backed Bond
   5.50%, 5/15/2041                                                                           1,400,000                1,365,938

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Puerto Rico Highway and Transportation Authority,
  Highway Revenue:

      5.50%, 7/1/2015 (Insured; MBIA)                                                            20,000                   22,286

      8.10%, 7/1/2015                                                                         3,990,000  (c,d)         4,902,154

Puerto Rico Ports Authority, Special Facilities Revenue

   (American Airlines) 6.25%, 6/1/2026                                                        3,000,000                2,478,420

Virgin Islands Public Finance Authority, Revenue

   Gross Receipts Taxes Loan Note 6.50%, 10/1/2024                                            3,000,000                3,236,730

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $85,650,002)                                                                                                 88,770,023
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--4.0%
-----------------------------------------------------------------------------------------------------------------------------------

Roanoke Industrial Development Authority, VRDN, HR:

   (Carilion Health System) 1.70%                                                             1,600,000  (e)           1,600,000

   (Roanoke Memorial Hospital):

      Series A, 1.70%                                                                         1,000,000  (e)           1,000,000

      Series C, 1.70%                                                                         1,100,000  (e)           1,100,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $3,700,000)                                                                                                   3,700,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $89,350,002)                                                              100.7%              92,470,023

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.7%)               (669,760)

NET ASSETS                                                                                        100.0%              91,800,263


Summary of Abbreviations

FGIC             Financial Guaranty Insurance Company

FHA              Federal Housing Administration

HR               Hospital Revenue

IDR              Industrial Development Revenue

MBIA             Municipal Bond Investors Assurance
                    Insurance Corporation

MFHR             Multi-Family Housing Revenue

SWDR             Solid Waste Disposal Revenue

VRDN             Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              38.1

AA                               Aa                              AA                                               19.5

A                                A                               A                                                 7.9

BBB                              Baa                             BBB                                              11.8

BB                               Ba                              BB                                                6.4

F1                               MIG1/P1                         SP1/A1                                            4.0

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                    12.3

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  PURCHASED ON A DELAYED DELIVERY BASIS.

(C)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(D)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL 30,
     2002, THESE SECURITIES AMOUNTED TO $8,540,861 OR 9.3% OF NET ASSETS.

(E)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  89,350,002  92,470,023

Cash                                                                    354,301

Interest receivable                                                   1,499,680

Receivable for shares of Beneficial Interest subscribed                  53,124

Prepaid expenses                                                         14,949

                                                                     94,392,077
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            69,229

Payable for investment securities purchased                           2,061,439

Payable for shares of Beneficial Interest redeemed                      445,803

Accrued expenses                                                         15,343

                                                                      2,591,814
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       91,800,263
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      90,912,425

Accumulated net realized gain (loss) on investments                  (2,232,183)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      3,120,021
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       91,800,263

NET ASSET VALUE PER SHARE

                                                                              Class A        Class B        Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             72,248,663     16,265,473      3,286,127

Shares Outstanding                                                          4,332,529        975,619        197,198
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   16.68          16.67          16.66

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,199,727

EXPENSES:

Management fee--Note 3(a)                                              509,064

Shareholder servicing costs--Note 3(c)                                 293,664

Distribution fees--Note 3(b)                                           114,572

Registration fees                                                       18,874

Professional fees                                                       13,994

Custodian fees                                                          12,963

Prospectus and shareholders' reports                                     9,874

Trustees' fees and expenses--Note 3(d)                                   2,653

Loan commitment fees--Note 2                                             1,331

Miscellaneous                                                            9,522

TOTAL EXPENSES                                                         986,511

INVESTMENT INCOME--NET                                               4,213,216
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 83,298

Net unrealized appreciation (depreciation) on investments              770,268

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 853,566

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,066,782

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended April 30,
                                              ----------------------------------
                                                     2002                  2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,213,216             4,367,771

Net realized gain (loss) on investments            83,298              (260,907)

Net unrealized appreciation (depreciation)
   on investments                                 770,268             4,027,306

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,066,782             8,134,170
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (3,327,409)           (3,369,004)

Class B shares                                   (769,547)             (883,605)

Class C shares                                   (116,260)             (115,162)

TOTAL DIVIDENDS                                (4,213,216)           (4,367,771)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  7,740,601             6,481,758

Class B shares                                  3,266,687             2,878,371

Class C shares                                  1,068,554               474,696

Dividends reinvested:

Class A shares                                  1,642,386             1,649,479

Class B shares                                    400,931               460,099

Class C shares                                     46,973                32,989

Cost of shares redeemed:

Class A shares                                 (5,880,680)           (9,835,036)

Class B shares                                 (6,672,683)           (6,225,874)

Class C shares                                   (212,213)           (1,308,061)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             1,400,556            (5,391,579)

TOTAL INCREASE (DECREASE) IN NET ASSETS         2,254,122            (1,625,180)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            89,546,141            91,171,321

END OF PERIOD                                  91,800,263            89,546,141


                                                       Year Ended April 30,
                                                --------------------------------
                                                     2002                  2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       458,858               397,736

Shares issued for dividends reinvested             97,859               100,896

Shares redeemed                                  (350,436)             (605,532)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     206,281              (106,900)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       194,782               176,128

Shares issued for dividends reinvested             23,886                28,168

Shares redeemed                                  (395,896)             (382,803)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (177,228)             (178,507)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        63,674                28,527

Shares issued for dividends reinvested              2,802                 2,023

Shares redeemed                                   (12,733)              (79,640)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      53,743               (49,090)

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 231,374 CLASS B SHARES REPRESENTING $3,924,097 WERE AUTOMATICALLY CONVERTED TO 231,349 CLASS A SHARES AND DURING THE PERIOD ENDED APRIL 30, 2001, 224,386 CLASS B SHARES REPRESENTING $3,661,364 WERE AUTOMATICALLY CONVERTED TO 224,410 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except porfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended April 30,
                                                          --------------------------------------------------------------------------
CLASS A SHARES                                            2002(a)          2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  16.51            15.84           17.31           17.37           16.61

Investment Operations:

Investment income--net                                  .79(b)           .81             .83             .85             .88

Net realized and unrealized gain
   (loss) on investments                                .17              .67           (1.47)            .17             .76

Total from Investment Operations                        .96             1.48            (.64)           1.02            1.64

Distributions:

Dividends from investment income--net                  (.79)            (.81)           (.83)           (.85)           (.88)

Dividends from net realized gain
   on investments                                        --               --            (.00)(c)        (.23)           (.00)(c)

Total Distributions                                    (.79)            (.81)           (.83)          (1.08)           (.88)

Net asset value, end of period                        16.68            16.51           15.84           17.31           17.37
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                    5.86             9.54           (3.65)           5.98           10.05
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                 .94              .93             .97             .92             .75

Ratio of net investment income
   to average net assets                               4.68             4.99            5.12            4.83            5.10

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                               --               --              --              --             .14

Portfolio Turnover Rate                               18.46            31.73           31.63           30.19           21.25
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                72,249           68,144          67,043          71,612          65,086

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THERE WAS NO EFFECT OF THIS  CHANGE FOR THE  PERIOD  ENDED
     APRIL 30,  2002.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended April 30,
                                                            ------------------------------------------------------------------------
CLASS B SHARES                                            2002(a)          2001            2000             1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  16.51            15.83           17.31            17.37         16.60

Investment Operations:

Investment income--net                                  .70(b)           .73             .75              .76           .79

Net realized and unrealized gain
   (loss) on investments                                .16              .68           (1.48)             .17           .77

Total from Investment Operations                        .86             1.41            (.73)             .93          1.56

Distributions:

Dividends from investment income--net                  (.70)            (.73)           (.75)            (.76)         (.79)

Dividends from net realized gain
   on investments                                        --               --            (.00)(c)         (.23)         (.00)(c)

Total Distributions                                    (.70)            (.73)           (.75)            (.99)         (.79)

Net asset value, end of period                        16.67            16.51           15.83            17.31         17.37
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                    5.26             9.05           (4.21)            5.44          9.56
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                1.45             1.44            1.48             1.43          1.26

Ratio of net investment income
   to average net assets                               4.17             4.48            4.59             4.32          4.58

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                               --               --              --               --           .14

Portfolio Turnover Rate                               18.46            31.73           31.63            30.19         21.25
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                16,265           19,035          21,081           34,912        40,100

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THERE WAS NO EFFECT OF THIS  CHANGE FOR THE  PERIOD  ENDED
     APRIL 30,  2002.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended April 30,
                                                          -------------------------------------------------------------------------
CLASS C SHARES                                           2002(a)           2001            2000            1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  16.50             15.83           17.30          17.36           16.60

Investment Operations:

Investment income--net                                  .66(b)            .69             .71            .72             .75

Net realized and unrealized gain
   (loss) on investments                                .16               .67          (1.47)            .17             .76

Total from Investment Operations                        .82              1.36           (.76)            .89            1.51

Distributions:

Dividends from investment income--net                  (.66)             (.69)          (.71)           (.72)           (.75)

Dividends from net realized gain
   on investments                                        --                --           (.00)(c)        (.23)           (.00)(c)

Total Distributions                                    (.66)             (.69)          (.71)           (.95)           (.75)

Net asset value, end of period                        16.66             16.50          15.83           17.30           17.36
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                    5.01              8.75          (4.37)           5.19            9.22
--------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                1.68              1.67           1.70            1.66            1.54

Ratio of net investment income
   to average net assets                               3.92              4.27           4.37            4.06            4.24

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                               --                --             --              --             .11

Portfolio Turnover Rate                               18.46             31.73          31.63           30.19           21.25
--------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 3,286             2,367          3,048           3,188           1,996

(A)  AS REQUIRED,  EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THERE WAS NO EFFECT OF THIS  CHANGE FOR THE  PERIOD  ENDED
     APRIL 30,  2002.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO MAY 1, 2001  HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company, and operates as a series company that, effective May 17, 2001, offers eleven series including the Virginia Series (the "fund"). The fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $7,302 during the period ended April 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At April 30, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $2,215,933 and unrealized appreciation $3,103,771.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, $422,657 of the carryover expires in fiscal 2008, $1,642,274 expires in fiscal 2009 and $151,002 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2002 and April 30, 2001, was as follows: tax exempt income $4,213,216 and $4,367,771, respectively.

During the period ended April 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated net realized gain (loss) on investments by $2,450 and increased paid-in capital by $2,450. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During period ended April 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $28,954 during the period ended April 30, 2002, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2002, Class B and Class C shares were charged $92,325 and $22,247, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B and Class C shares were charged $177,814, $46,162 and $7,416, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $39,831 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Trust's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $17,116,293 and $16,561,370, respectively.

At April 30, 2002, the cost of investments for Federal income tax purposes was $89,366,252; accordingly, accumulated net unrealized appreciation on investments was $3,103,771, consisting of $4,545,842 gross unrealized appreciation and $1,442,071 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle:

As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to May 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. There was no cumulative effect of this accounting change and there was no impact on total net assets of the fund for the period ended April 30, 2002.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Virginia Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Virginia Series (one of the Funds comprising Dreyfus Premier State Municipal Bond Fund) as of April 30, 2002 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Virginia Series at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
June 6, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2002 as
"exempt-interest   dividends"  (not  subject   to  regular  Federal  and,  for
individuals who are Virginia residents, Virginia personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander (68)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* IMS Health, a service provider of marketing information and information technology, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

Peggy C. Davis (58)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Ernest Kafka (69)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962-present)

* Instructor at the New York Psychoanalytic Institute (1981-present)

*   Associate  Clinical  Professor  of  Psychiatry  at  Cornell  Medical  School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Nathan Leventhal (58)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-Present)

* President of Lincoln Center for the Performing Arts, Inc (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 187 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old, and has been an employee of the Manager since February 1984.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 59 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


                   For More Information

                        Dreyfus Premier State Municipal Bond Fund,
                        Virginia Series
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent
                        & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  066AR0402